EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
July 2005 Monthly Operating Report


                       JULY 2005 MONTHLY OPERATING REPORT
           FOR THE FOUR WEEK PERIOD FROM JULY 3, 2005 TO JULY 30, 2005

DEBTORS' ADDRESS:         Footstar, Inc.
                          933 MacArthur Blvd.
                          Mahwah, NJ 07430

DEBTORS' ATTORNEY:        Weil, Gotshal & Manges LLP
                          767 Fifth Avenue
                          New York, N.Y. 10153



REPORT PREPARER:          Footstar, Inc., a debtor-in-possession


The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.


/s/ Richard L. Robbins
--------------------------------
Richard L. Robbins
Senior Vice President of
Financial Reporting and Control

                              Date: August 17, 2005

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
July 2005 Monthly Operating Report


                                Table of Contents


                                                                        Page
                                                                        ----

Condensed Consolidated Balance Sheet                                     3

Condensed Consolidated Statements of Operations                          4

Condensed Consolidated Statements of Cash Flows                          5

Notes to Condensed Consolidated Financial Statements                     6


Schedules:

Schedule 1:  Condensed Consolidating Balance Sheet                      17

Schedule 2:  Condensed Consolidating Statement of Operations            18

Schedule 3:  Total Disbursements by Debtor Entity                       19

Schedule 4:  Additional Information                                     20
   o        Cash Summary
   o        Accounts Receivable Aging Summary
   o        Summary of Unpaid Post-Petition Accounts Payable
   o        Summary of Taxes Payable

Schedule 5:  Certifications                                             22

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
July 2005 Monthly Operating Report



                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                  July 30, 2005
                                   (Unaudited)
                    (amounts in millions, except share data)




ASSETS
------
Current Assets:
   Cash and cash equivalents                            $         217.6
   Amounts due from retail sales                                    9.8
   Accounts receivable, net                                         4.3
   Inventories                                                    109.0
   Prepaid expenses and other current assets                       28.5
                                                        ----------------
Total current assets                                              369.2

   Property and equipment, net                                     31.5
   Intangible assets, net                                          10.3
   Deferred charges and other assets                                2.2
                                                        ----------------
Total Assets                                            $         413.2
                                                        ================

LIABILITIES and SHAREHOLDERS' EQUITY
------------------------------------
Liabilities Not Subject To Compromise:
   Accounts payable                                     $          66.0
   Accrued expenses                                                38.0
   Taxes payable                                                   12.2
                                                        ----------------
Total current liabilities                                         116.2
   Long-term liabilities                                           36.7
                                                        ----------------
Total liabilities not subject to compromise                       152.9
                                                        ----------------
Liabilities subject to compromise:
   Secured liabilities                                              7.1
   Unsecured liabilities                                          156.4
   Minority interests                                              13.2
                                                        ----------------
Total liabilities subject to compromise                           176.7
                                                        ----------------

Minority interests                                                 19.5
                                                        ----------------
Total Liabilities                                                 349.1
                                                        ----------------

Shareholders' Equity:
   Common stock $.0l par value: 100,000,000 shares
   authorized, 31,061,545 shares issued                             0.3
   Additional paid-in capital                                     342.9
   Treasury stock: 10,711,569 shares at cost                     (310.6)
   Unearned compensation                                           (0.3)
   Retained earnings                                               31.8
                                                        ----------------
Total Shareholders' Equity                                         64.1
                                                        ----------------
Total Liabilities and Shareholders' Equity              $         413.2
                                                        ================

     See accompanying notes to condensed consolidated financial statements.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
July 2005 Monthly Operating Report


                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
 For The Period From July 3, 2005 To July 30, 2005 and Cumulative Filing to Date
                                   (Unaudited)
                              (amounts in millions)


                                                                                                    Cumulative
                                                                               Month of July      Filing to Date
                                                                               --------------    ----------------

Net sales                                                                      $        48.4     $       1,111.9
Cost of sales                                                                           30.2               739.6
                                                                               --------------    ----------------
     Gross profit                                                                       18.2               372.3

Store operating, selling, general and administrative expenses                           14.1               318.5
Depreciation and amortization                                                            0.4                24.7
Other income                                                                               -                (9.2)
Interest expense                                                                         0.1                 9.6
                                                                               --------------    ----------------
     Income before reorganization items                                                  3.6                28.7
                                                                               --------------    ----------------

Reorganization items:
   Store and distribution center closing and related asset impairment costs                -                36.6
   Gain on settlement of bankruptcy claims                                                 -                (0.7)
   Interest income                                                                      (0.4)               (4.1)
   Professional fees                                                                     3.2                30.9
                                                                               --------------    ----------------
     Total reorganization items                                                          2.8                62.7
                                                                               --------------    ----------------

     Income (loss) before income taxes, minority interests
     and discontinued operations                                                         0.8               (34.0)
Benefit for income taxes                                                                (0.1)               (1.1)
                                                                               --------------    ----------------
     Income (loss) before minority interests and discontinued operations                 0.9               (32.9)

Minority interests in net loss of subsidiaries                                           0.1                 8.0
Loss from discontinued Athletic Segment                                                 (0.2)              (37.2)
Gain from disposal of Athletic Segment                                                     -                21.1
                                                                               --------------    ----------------

Net income (loss)                                                              $         0.8     $         (41.0)
                                                                               ==============    ================

     See accompanying notes to condensed consolidated financial statements.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
July 2005 Monthly Operating Report



                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
 For The Period From July 2, 2005 To July 30, 2005 and Cumulative Filing to Date
                                   (Unaudited)
                              (amounts in millions)

                                                                                          Cumulative
                                                                   Month of July        Filing to Date
                                                                  ----------------     ----------------

Net cash used by operating activities                             $          (0.9)     $         121.6
                                                                  ----------------     ----------------

Cash flows provided by investing activities:
    Additions to property and equipment                                         -                 (3.4)
    Proceeds from sale of furniture and equipment                               -                  0.6
    Net proceeds from sale of Distribution Centers                              -                 46.7
    Proceeds from sale of Shoe Zone                                             -                  5.4
    Proceeds from sale of Athletic Division                                     -                236.9
                                                                  ----------------     ----------------
Net cash provided by investing activities                                       -                286.2
                                                                  ----------------     ----------------

Cash flows used in financing activities:
    Repayments on notes payable                                                 -               (207.1)
    Other                                                                       -                 (0.2)
                                                                  ----------------     ----------------

Net cash used in financing activities                                           -               (207.3)
                                                                  ----------------     ----------------

Net (decrease) increase in cash and cash equivalents                         (0.9)               200.5
Cash and cash equivalents, beginning of period                              218.5                 17.1
                                                                  ----------------     ----------------

Cash and cash equivalents, end of period                          $         217.6      $         217.6
                                                                  ================     ================

     See accompanying notes to condensed consolidated financial statements.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
July 2005 Monthly Operating Report


              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.   The Company

Footstar, Inc., which may be referred to as "Footstar", the "Company", "we", "us", or "our" is principally a retailer conducting business through its Meldisco Segment and, prior to its sale of certain stores to certain affiliates of Foot Locker, Inc. ("Foot Locker") on May 2, 2004 and the closing of underperforming stores, its Athletic Segment. The Meldisco Segment sells family footwear through licensed footwear departments and wholesale arrangements. The Athletic Segment sold athletic footwear and apparel through various retail chains (for example, Footaction and Just For Feet), and via catalogs and the Internet.

2.   Bankruptcy Filing

On March 2, 2004 ("Petition Date"), Footstar and most of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code ("Bankruptcy Code" or "Chapter 11") in the United States Bankruptcy Court for the Southern District of New York in White Plains ("Court"). The Chapter 11 cases are being jointly administered under the caption "In re: Footstar, Inc., et al. Case No. 04-22350 (ASH)" (the "Chapter 11 cases"). The Debtors are currently operating their business and managing their properties as debtors-in-possession pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code. As a debtor-in-possession, we are authorized to continue to operate as an ongoing business, but may not engage in transactions outside the ordinary course of business without the approval of the Court, on notice and an opportunity to be heard.

We sought bankruptcy protection after we determined we could not obtain necessary liquidity from our lending syndicate or additional debt or equity financing. This decline in liquidity primarily resulted from unprofitable results in the Athletic Segment, a reduction in trade credit by certain Athletic vendors, unprofitable results of operations from recent acquisitions and the effect of the Kmart Corporation ("Kmart") bankruptcy. Other factors included intense competition in the discount retailing industry, unsuccessful sales and marketing initiatives and capital market volatility.

Since the Petition Date, we have exited the Athletic Segment entirely by closing certain underperforming stores and selling the remainder of the stores and the other assets.

In the initial stages of the Chapter 11 cases, we sought to streamline our Meldisco business by selling or exiting selected stores. As a result of our continued analysis of our businesses, we sold or liquidated all of our Shoe Zone stores. We also exited the footwear departments in 44 Gordmans, Inc. stores and the footwear departments in 87 stores operated by subsidiaries of Federated Department Stores, Inc.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
July 2005 Monthly Operating Report


We have sold other assets, including our distribution centers in Mira Loma, California ("Mira Loma") in July 2004 and Gaffney, South Carolina in September 2004. The purchaser of Mira Loma, Thrifty Oil Co. has leased Mira Loma to FMI International LLC, a logistics provider, which will provide us with warehousing and distribution services through June 30, 2012 under a receiving, warehousing and distribution services agreement.

Under the Bankruptcy Code, we have the ability to reject executory contracts, including leases, subject to the approval of the Court and certain other conditions. Parties affected by the rejection of a contract may file claims against us in the Court in accordance with the Bankruptcy Code. We expect that as a result of the rejection of certain executory contracts, including leases of nonresidential real property, additional claims will be filed. Under the Bankruptcy Code, we may choose to assume executory contracts subject to the approval of the Court and certain other conditions, including our payment or "cure" of all outstanding liabilities thereunder. We expect that the assumption of certain executory contracts and unexpired leases may convert liabilities currently shown on our consolidated financial statements as subject to compromise into non-contingent, post-petition liabilities. Due to the uncertain nature of many of the potential claims, which have been or may be asserted against us, we are unable to project the total magnitude of such claims with any degree of certainty. We have incurred, and will continue to incur, significant costs associated with the Chapter 11 cases.

In order to exit Chapter 11 successfully, we will need to obtain Court confirmation of a Chapter 11 plan that satisfies the requirements of the Bankruptcy Code. At this time, it is not possible to predict accurately the effect of the Chapter 11 cases on our business, creditors or stockholders or when we may emerge from Chapter 11, if at all.

We filed our Chapter 11 plan (the "Plan") with the Court on November 12, 2004. As filed, the Plan provided for an orderly reorganization of the Company and cash distributions to impaired parties and was subject to a vote by eligible ballot holders. Alternatively, the Plan allowed for a sale of all or substantially all of our assets and/or equity interests in the Meldisco business, following notice and a hearing. On July 2, 2005, however, we entered into a settlement agreement with Kmart, which provides for, among other things, the consensual assumption of the Kmart Master Agreement (the "Kmart Settlement"). The Kmart Settlement is subject to Court approval and is currently scheduled for a hearing on August 18, 2005. If the Court approves the Kmart Settlement, we will revise the Plan and accompanying disclosure statement as appropriate.

3.   Basis of Presentation

This Monthly Operating Report ("MOR") has been prepared in accordance with the provisions of Statement of Position 90-7 "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code" ("SOP 90-7"). Pursuant to SOP 90-7, our pre-petition liabilities that are subject to compromise are reported separately in the accompanying condensed consolidated balance sheet as an

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
July 2005 Monthly Operating Report

estimate of the amount that will ultimately be allowed by the Court. SOP 90-7 also requires separate reporting of certain expenses, realized gains and losses and provisions for losses related to the bankruptcy filing as reorganization items. We are in the process of reconciling our pre-and post-petition liabilities, and such amounts are subject to reclassification in future consolidated monthly operating reports. See Note 7.

We report our operating results on a fiscal monthly reporting period based on a 4-4-5 week convention. The month of July results reflect a four week period. Certain information and footnote disclosures required by accounting principles generally accepted in the United States of America have been condensed or omitted for purposes of this MOR. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of expenses during the reporting period. Actual results could differ from those estimates, and such differences could be material. This MOR has not been audited or reviewed by independent accountants. For the foregoing reasons, the Company cautions readers not to place undue reliance upon the information contained in this MOR.

The audit of our 2004 consolidated financial statements has commenced and we continue the process of becoming current in our public filings. The audit of fiscal year 2004 may require that additional adjustments be made. In addition, as this period has not been finalized, adjustments or transactions which are identified in 2005 related to 2004 will be reflected in such period.

The unaudited condensed consolidated financial statements contained herein have been prepared in accordance with generally accepted accounting principles applicable to a going concern, and do not purport to reflect or to provide all of the possible consequences of the ongoing Chapter 11 cases. Specifically, the unaudited condensed consolidated financial statements do not present the amounts which will ultimately be paid to settle liabilities and contingencies, which may be required in the Chapter 11 reorganization.

This MOR contains unaudited information for all periods, which is subject to further review and potential adjustments and which may be different from those that will be included in our reports pursuant to the Securities Exchange Act of 1934, upon filing of such reports. Accordingly, the substance and format of this MOR may not allow for meaningful comparison with our publicly disclosed consolidated financial statements. Because of the ongoing nature of the Chapter 11 cases, the outcome of which is not presently determinable, the unaudited condensed consolidated financial statements contained herein are subject to material uncertainties and may not be indicative of our future operations or financial position. No assurance can be given that we will be successful in reorganizing our affairs within the Chapter 11 bankruptcy proceedings.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
July 2005 Monthly Operating Report


4.   The Amended DIP and Exit Credit Facility

Effective March 4, 2004, we entered into a two year, $300.0 million senior secured Debtor-in-Possession Credit Agreement ("DIP Credit Agreement") with a syndicate of lenders co-led by Fleet National Bank ("Fleet") and GECC Capital Markets Group, Inc. The DIP Credit Agreement was subsequently amended (the "DIP and Exit Facility"), which, among other things, reduced the amount of DIP commitments to $100.0 million, including a sub-limit for letters of credit, with availability determined by a borrowing base formula based upon inventory and accounts receivable. Pursuant to the DIP and Exit Facility, upon emergence from Chapter 11, we had the option, subject to satisfaction of certain conditions, to convert the DIP and Exit Facility to post-emergence financing which would have provided us with up to $160.0 million in revolving commitments, including a $75.0 million sub-limit for letters of credit.

Effective July 1, 2005, we entered into an amendment to the DIP and Exit Facility (the "Amended DIP and Exit Facility"). The Amended DIP and Exit Facility, among other things, reflects a change in the maturity date for the debtor-in-possession portion of the facility from the earlier of (a) March 4, 2006 or (b) fifteen days following confirmation of the Plan to the earlier of
(c) October 31, 2006 or (d) emergence from Chapter 11. The maturity date of the exit portion of the Amended DIP and Exit Facility is the earlier of (e) thirty-six months after our emergence from Chapter 11 or (f) March 4, 2009.

Our borrowing availability under the Amended DIP and Exit Facility continues to be determined by a formula based upon accounts receivable and inventory. However, pursuant to the amendment, revolving commitments upon emergence from Chapter 11 have been reduced from the aforementioned $160.0 million to $100.0 million, including a $40.0 million sub-limit for letters of credit at our option and upon satisfaction of certain conditions. The conditions to be satisfied prior to emergence from Chapter 11 include the absence of any default or event of default, confirmation of the Plan and occurrence of all conditions related thereto, resolution of all issues related to our assumption of the Master Agreement, our delivery of forward looking projections acceptable to the lender and specified availability levels. Borrowings under the Amended DIP and Exit Facility bear interest at either Fleet's prime rate plus 0.0% to 0.5% or LIBOR plus 1.75% to 2.50%, at our option, with the applicable margin based on quarterly excess availability levels. A quarterly fee of 0.3% per annum is payable on the unutilized balance.

Pursuant to the Amended DIP and Exit Facility we are required to maintain minimum excess availability equal to at least 10% of the borrowing base, as defined, provided, however, that prior to our emergence from Chapter 11, in the event that loans are outstanding, the minimum excess availability requirement will be an amount equal to at least (i) 10% of the borrowing base plus (ii) $20.0 million.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
July 2005 Monthly Operating Report

The Amended DIP and Exit Facility is secured by substantially all of the assets of the Company and contains various affirmative and negative covenants, representations, warranties and events of default to which we are subject, all as specified in the Amended DIP and Exit Facility, including certain financial covenants and restrictions such as limitations on additional indebtedness, other liens, dividends, stock repurchases and capital expenditures. After our emergence from Chapter 11, if minimum excess availability falls below 20% of the borrowing base, we will be subject to a fixed charge coverage covenant. The Amended DIP and Exit Facility also includes representations and warranties, that, on an ongoing basis, there are no material adverse events affecting our business, operations, property, assets, or condition, and that the Master Agreement underlying the agreements that we maintain with Kmart is in full force and effect and not in default. A failure by us to satisfy any of the covenants, representations or warranties would result in default or other adverse impact under the Amended DIP and Exit Facility. Upon the request of the Company, the lenders have extended the time for the delivery of the 2004 annual consolidated financial statements and certain compliance certifications until we exit from Chapter 11.

As of July 30, 2005, there were no loans outstanding under the Amended DIP and Exit Facility and outstanding letters of credit thereunder totaled $16.7 million. Letters of credit reduce the borrowing capacity of the Amended DIP and Exit Facility.

5.   Discontinued Operations - Athletic Segment

As part of our initial restructuring plans, after filing for Chapter 11 we closed 166 underperforming stores within the Athletic Segment; all 88 Just For Feet stores, 75 Footaction stores; and three Uprise stores.

With respect to the leases related to these stores (and several additional leases related to the Meldisco business), we employed a group led by Abacus Advisors Group LLC to mitigate potential lease rejection damage claims arising thereunder. The aggregate potential landlord claims for these 175 leases was estimated to be $76.8 million prior to mitigation. As of July 30, 2005, we have mitigated $19.2 million of potential claims, resulting in a potential net obligation to landlord creditors of approximately $57.6 million. Of this amount, $4.4 million has been paid through July 30, 2005 resulting in a remaining obligation of $53.2 million, which has been reflected in the condensed consolidated balance sheet as part of "Liabilities subject to compromise-Unsecured liabilities".

On April 21, 2004, we received Court approval to sell to Foot Locker 349 of the remaining Footaction stores (including all lease rights and inventory at these stores), along with the remaining inventory from the other four remaining Footaction stores. Effective May 2, 2004, these assets were sold to Foot Locker for $225.0 million in cash, subject to adjustment. Approximately $13.0 million of the sale price was placed in escrow with respect to 14 store locations that were leased on a month-to-month basis.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
July 2005 Monthly Operating Report

During the year following the closing of the sale, if Foot Locker entered into a new lease for any of these store locations, the escrow amount related to that location was paid to us. The escrow amount related to any location for which Foot Locker had not entered into a new lease within one year after the closing was paid to Foot Locker, thereby reducing the purchase price by such amount. As of July 30, 2005, Footlocker had entered into new leases for 12 of the above-mentioned 14 store locations and one store location had been leased by the landlord to a third party. As of July 30, 2005, approximately $9.2 million of the above-mentioned $13.0 million escrow amount hasdbeen released to us, approximately $2.2 million had been released to Foot Locker, and approximately $1.6 million remained in escrow. The parties had previously agreed to extend the above-mentioned one year period until July 7, 2005 for the one remaining month-to-month lease, but have been unable to agree to a further extension. Accordingly, the $1.6 million remains in escrow pending the parties resolution of the dispute relating to the release of such funds from escrow.

The sale to Foot Locker together with the closure of the Just For Feet and Footaction stores has been accounted for as discontinued operations in accordance with FASB Statement No. 144, "Accounting for the Impairment or Disposal of Long Lived Assets". Accordingly, we have reported the results of the discontinued Athletic Segment as a separate component of operations. As of July 30, 2005 the estimated gain from disposal of the Athletic Segment, including the effect of closing the underperforming stores, distribution centers and warehouse facilities, is approximately $21.1 million, which will increase by the amount of the remaining escrowed cash, if such cash is released to us as noted above.

6.   Significant Kmart Relationship

The business relationship between Meldisco and Kmart is extremely important to us. The licensed footwear departments in Kmart comprise substantially all of our sales and profits.

On July 2, 2005, the Company and Kmart entered into the Kmart Settlement with respect to the assumption, interpretation and amendment of the Master Agreement, dated as of June 9, 1995 (the "Amended Master Agreement"). The Kmart Settlement allows us to continue operating the footwear departments in Kmart stores pursuant to the Amended Master Agreement and is subject to the approval of the Court. Upon approval of the Court, the agreement will be effective as of January 2, 2005. The significant provisions of the Kmart Settlement are as follows:

          o    Elimination of all outstanding litigation between Kmart and us.

          o Termination of the Amended Master Agreement at the end of 2008 and the requirement that Kmart will purchase our Shoemart inventory (but not our brands) at book value, which will allow for an orderly wind down of the business without the need for a complex liquidation and the costs attendant thereto.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
July 2005 Monthly Operating Report


          On and as of December 31, 2008, Kmart shall purchase the Shoemart inventory in all remaining stores (including inventory that is on order but excluding inventory that is damaged, unsaleable and more than four months post-season) from us for an amount equal to the book value of such inventory. We shall vacate such remaining stores and the Amended Master Agreement shall be terminated in its entirety (other than those sections relating to indemnities and choice of law) within seven days thereafter.

          o    Our cure obligation to Kmart is fixed at $45.0 million.

          The cure amount is inclusive of all claims of Kmart, including, without limitation, capital, retained earnings, and retained deficit of all stores that were no longer in operation as of January 1, 2005 and any dividend/excess fee to be paid upon approval of the Court.

          o Payments to Kmart equal to 14.625% of gross sales, as defined; elimination of all other fees/payments; establishment of miscellaneous expense fee equal to $23,500 per store and elimination of Kmart's equity interests in the Shoemart subsidiaries.

          Effective as of January 2, 2005, (i) Kmart's equity interests in the Shoemart Corporations shall be extinguished and, accordingly, Kmart will no longer share in the profits or losses of the Shoemart Corporations. Notwithstanding the foregoing, Kmart shall have one claim ("Capital Claim") against us in respect of each of the existing stores that is operating as of the date the Kmart Settlement is approved by the Court in an amount equal to $11,000 per store. However, Capital Claims not yet due and payable as of the time a termination event, as defined, occurs or at the time a buy-out, as defined, occurs shall be waived in their entirety upon the occurrence of such termination event or buy-out; (ii) we shall be required to pay Kmart a fee equal to 14.625% of the gross sales of the footwear departments. The only other fee that we shall be required to pay Kmart under the Amended Master Agreement shall be a miscellaneous expense fee of $23,500 per store per annum, which is effective upon approval of the Kmart Settlement by the Court.

          o Establishment of a minimum number of stores in which we will continue to operate a footwear department and a requirement for Kmart to compensate us for all store closures and/or conversions in excess of stipulated amounts.

          Kmart shall not be permitted to dispose of, close or convert more than 85 existing Kmart stores in 2005, 150 existing Kmart stores in 2006 and 160 Kmart stores per calendar year in 2007 and 2008; provided, that Kmart will be permitted to exceed such numbers of disposition in any year subsequent to 2005 to the extent that the actual number of dispositions in the years prior is less then the number of dispositions permitted in such years; provided, further, that Kmart will not dispose of more than 550 stores in the aggregate during the remaining term of the Master Agreement. Notwithstanding the foregoing limitations, Kmart shall be permitted to dispose of, close or convert

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
July 2005 Monthly Operating Report


          any number of Kmart stores at any time to the extent that it pays us, in addition to purchasing the inventory at book value at such store(s) the stipulated loss value of the incremental Kmart stores disposed of above the annual or aggregate numbers permitted under the Agreement; the payment of such stipulated loss value shall be nonrefundable, regardless of the number of dispositions that take place in subsequent periods. Such stipulated loss value of a store shall mean an amount equal to $100,000 in 2005, $60,000 in 2006, $40,000 in 2007 and
          $20,000 in 2008. The stipulated loss value shall not be payable in the event the Amended Master Agreement is terminated in accordance with the termination rights as discussed herein.

          o    Reduction of staffing obligations as sales decline.

          We must spend a minimum of 10% of gross sales in the footwear departments on staffing for the stores; provided, that in no event shall the staffing in any store fall below 40 hours per week.

          o Elimination of the performance standards, as defined, in favor of a minimum sales test.

          The Company and Kmart shall have the right to terminate the Master Agreement if the gross sales of the footwear departments are less than $550.0 million in any year, provided that such gross sales minimum shall be reduced by $0.4 million for each store that is closed or converted after the Approval Date. We shall also have the unilateral right to terminate the Amended Master Agreement if either (i) the number of Kmart stores is less than 900 or (ii) the gross sales of the footwear departments is less than $450.0 million calculated quarterly and measured by sales in the four quarters immediately preceding the date of such calculation. In the event of any such termination, Kmart shall purchase from us at book value the inventory at the stores, including inventory that is on order but excluding inventory that is damaged, unsaleable and more than four months post-season.

          o Requirement that Kmart allocate a minimum of 52 weekend Roto advertising pages per year to our products.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
July 2005 Monthly Operating Report


Upon approval of the Court, the Kmart Settlement will result in a charge of approximately $6.3 million in December 2004. Had the Kmart Settlement been in effect as of January 2, 2005, the pro forma effects on the condensed consolidated statements of operations for the one month period ended July 30, 2005 would be as follows:


                                                                     Month Ended July 30, 2005
                                                                   As Reported        Pro Forma
                                                                 ----------------- -----------------
Net sales                                                        $           48.4  $           48.4
Cost of sales                                                                30.2              32.9
                                                                 ----------------- -----------------
Gross profit                                                                 18.2              15.5

Store operating, selling, general and administrative expenses                14.1              13.2
Depreciation and amortization                                                 0.4               0.4
Interest expense                                                              0.1               0.1
                                                                 ----------------- -----------------
Income before reorganization items                                            3.6               1.8

Reorganization items:
Interest income                                                              (0.4)             (0.4)
Professional fees                                                             3.2               3.2
                                                                 ----------------- -----------------
Total reorganization items                                                    2.8               2.8
                                                                 ----------------- -----------------
Income (loss) before income taxes and minority interests                      0.8              (1.0)
Benefit for income taxes                                                     (0.1)             (0.1)
                                                                 ----------------- -----------------
Income (loss) before minority interests
 and discontinued operations                                                  0.9              (0.9)

Minority interests in net loss                                                0.1                 -
Loss from discontinued Athletic segment                                      (0.2)             (0.2)
                                                                 ----------------- -----------------

Net income (loss)                                                $            0.8  $           (1.1)
                                                                 ================= =================

7.   Liabilities Subject to Compromise

In our condensed consolidated balance sheet, the caption "Liabilities subject to compromise" reflects our current estimate of the amount of pre-petition claims that are subject to restructuring in the Chapter 11 cases. These have been categorized as "Secured liabilities", "Unsecured liabilities" and "Minority interests". Pursuant to Court orders, we have been authorized to pay certain pre-petition operating liabilities incurred in the ordinary course of business and reject certain of our pre-petition obligations. We have notified all known pre-petition creditors of the establishment of a bar date by which creditors must file a proof of claim, which bar date has now passed for all creditors. Differences between liability amounts recorded by us and claims filed by creditors are being reconciled and, if necessary, the Court will make a final determination of allowable claims. We continue to evaluate the amount of our pre-petition liabilities on an ongoing basis and recognize any additional liabilities, which may be material. As a result, "Liabilities subject to compromise" is subject to change.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
July 2005 Monthly Operating Report

8.   Legal Proceedings

On or about March 3, 2005, a first amended complaint was filed against us in the U.S. District Court for the District of Oregon, captioned Adidas America, Inc. and Adidas-Solomon AG v. Kmart Corporation and Footstar, Inc. The first amended complaint seeks injunctive relief and unspecified monetary damages for trademark infringement, trademark dilution, unfair competition, deceptive trade practices and breach of contract arising out of our use of four stripes as a design element on footwear which Adidas alleges infringes on its registered three stripe trademark. While it is too early in litigation to predict the outcome of the claims against us, we believe that we have meritous defenses to the claims asserted by Adidas and have filed an answer denying the allegations.

9.   Reorganization Items - Professional Fees

Professional fees associated with the reorganization, including trustee fees and bankruptcy related services, total $3.2 million and $40.1 million for the current period and filing to date period, respectively. Of this amount, $0.0 million and $9.2 million for the current period and filing to date period, respectively, are included in loss from discontinued Athletic Segment.

10.  Income Taxes

We have established a valuation allowance for substantially all of our deferred tax assets since after considering the information available, it was determined that it is more likely than not that the deferred tax assets would not be realized.

We recorded a provision (benefit) for taxes on the earnings (losses) of the Company's 51%-owned subsidiaries, as they are not included in the consolidated tax group. The net operating losses of the consolidated tax group are not available to offset the taxable income of these subsidiaries and, accordingly, we provide for federal and state income taxes on these earnings.

Upon approval of the court, the Kmart Settlement will allow us to include all subsidiaries in the consolidated tax group thereby allowing us to utilize a portion of our net operating losses going forward, subject to profitability and certain limitations.

A summary of all federal, state and local tax liabilities (both pre and post-petition), is included in "Schedule 4 - Summary of Taxes Payable".

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
July 2005 Monthly Operating Report

11.  Actuarial Determined Liabilities

We maintain liabilities for various retirement programs for eligible employees. The related liabilities under these programs are estimated using certain actuarially determined assumptions. They may require adjustments in future periods when such assumptions are updated.

12.  Consolidating Schedules

The Condensed Consolidating reports included as Schedules 1 and 2 reflect the related balance sheets and statements of operations for our reportable segments. Consolidating elimination entries, where applicable, have been included. Certain liabilities included in the Corporate Segment may be related to the Meldisco and Athletic Segments and will be allocated in future periods. We allocate various expenses among these operating segments and adjustments, if any, will be reflected in future periods.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
July 2005 Monthly Operating Report


                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                      CONDENSED CONSOLIDATING BALANCE SHEET
                                   (Unaudited)
                              (amounts in millions)
                                  July 30, 2005


                                                                                                               SCHEDULE 1

                                                               Athletic       Meldisco
                                                               Division       Division        Corporate          Total
                                                             -------------   ------------    -------------   -------------
ASSETS
------
Current Assets:
   Cash and cash equivalents                                 $       (1.0)   $     218.7     $       (0.1)   $      217.6
   Amounts due from retail sales                                        -            9.8                -             9.8
   Accounts receivable, net                                             -            3.6              0.7             4.3
   Inventories                                                          -          111.8             (2.8)          109.0
   Prepaid expenses and other current assets                            -           24.9              3.6            28.5
   Intercompany                                                     230.4          343.6           (574.0)              -
                                                             -------------   ------------    -------------   -------------
Total current assets                                                229.4          712.4           (572.6)          369.2

   Property and equipment, net                                          -           31.5                -            31.5
   Intangible assets, net                                               -              -             10.3            10.3
   Deferred charges and other assets                                    -            2.2                -             2.2
                                                             -------------   ------------    -------------   -------------
Total Assets                                                 $      229.4    $     746.1     $     (562.3)   $      413.2
                                                             =============   ============    =============   =============

LIABILITIES and SHAREHOLDERS' EQUITY
------------------------------------
Liabilities Not Subject To Compromise:
   Accounts payable                                          $       (3.2)   $      70.6     $       (1.4)   $       66.0
   Accrued expenses                                                   2.3           36.1             (0.4)           38.0
   Taxes payable                                                      2.9            5.6              3.7            12.2
                                                             -------------   ------------    -------------   -------------
Total current liabilities                                             2.0          112.3              1.9           116.2
   Long-term liabilities                                                -           36.7                -            36.7
                                                             -------------   ------------    -------------   -------------
Total liabilities not subject to compromise                           2.0          149.0              1.9           152.9
                                                             -------------   ------------    -------------   -------------
Liabilities subject to compromise:
   Secured liabilities                                                  -            7.1                -             7.1
   Unsecured liabilities                                            108.9           47.4              0.1           156.4
   Minority interests                                                   -           13.2                -            13.2
                                                             -------------   ------------    -------------   -------------
Total liabilities subject to compromise                             108.9           67.7              0.1           176.7
                                                             -------------   ------------    -------------   -------------

Minority interests                                                      -           19.5                -            19.5
                                                             -------------   ------------    -------------   -------------
Total Liabilities                                                   110.9          236.2              2.0           349.1
                                                             -------------   ------------    -------------   -------------

Shareholders' Equity (Deficit):
   Common stock                                                         -              -              0.3             0.3
   Additional paid-in capital                                       269.5          216.9           (143.5)          342.9
   Treasury stock                                                       -              -           (310.6)         (310.6)
   Unearned compensation                                                -           (0.3)               -            (0.3)
   Retained earnings (deficit)                                     (151.0)         293.3           (110.5)           31.8
                                                             -------------   ------------    -------------   -------------
Total Shareholders' Equity (Deficit)                                118.5          509.9           (564.3)           64.1
                                                             -------------   ------------    -------------   -------------
Total Liabilities and Shareholders' Equity (Deficit)         $      229.4    $     746.1     $     (562.3)   $      413.2
                                                             =============   ============    =============   =============

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
July 2005 Monthly Operating Report


                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                 CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
                For The Period From July 2, 2005 To July 30, 2005
                                   (Unaudited)
                              (amounts in millions)


                                                                                                                    SCHEDULE 2

                                                                Athletic          Meldisco
                                                                Division          Division         Corporate            Total
                                                              ---------------   ---------------   ------------    --------------

Net sales                                                     $            -            $ 48.4            $ -            $ 48.4
Cost of sales                                                              -              31.4           (1.2)             30.2
                                                              ---------------   ---------------   ------------    --------------
     Gross profit                                                          -              17.0            1.2              18.2

Store operating, selling, general
and administrative expenses                                                -              13.8            0.3              14.1
Depreciation and amortization                                              -               0.4              -               0.4
Interest expense                                                           -               0.1              -               0.1
                                                              ---------------   ---------------   ------------    --------------
     Income before reorganization items                                    -               2.7            0.9               3.6
                                                              ---------------   ---------------   ------------    --------------

Reorganization items:
   Interest income                                                         -              (0.4)             -              (0.4)
   Professional fees                                                       -               3.2              -               3.2
                                                              ---------------   ---------------   ------------    --------------
     Total reorganization items                                            -               2.8              -               2.8
                                                              ---------------   ---------------   ------------    --------------

     (Loss) income before income taxes and
      minority interests                                                   -              (0.1)           0.9               0.8
Benefit for income taxes                                                   -              (0.1)             -              (0.1)
                                                              ---------------   ---------------   ------------    --------------
     Income before minority interests and
     discontinued operations                                               -              (0.0)           0.9               0.9

Minority interests in net loss of subsidiaries                             -               0.1              -               0.1
Loss from discontinued Athletic Segment                                 (0.2)                -              -              (0.2)
                                                              ---------------   ---------------   ------------    --------------

     Net (loss) income                                        $         (0.2)   $          0.1    $       0.9     $         0.8
                                                              ===============   ===============   ============    ==============

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
July 2005 Monthly Operating Report

                                                                      SCHEDULE 3



Total Disbursements by Debtor Entity
For the Period From July 3, 2005 to July 30, 2005 amounted to $39.115 million.




See attached Exhibit 1 for details on an entity-by-entity basis.

--------------------------------------------------------------------------------

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In Re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc. et al                                     Jointly Administered

                                   Exhibit #1
                               July MOR Schedule 3
                               -------------------



Case No. 04-               Debtor                                                                           Total
------------              --------                                                                       Disbursements
                                                                                                         -------------
22350                  Footstar, Inc.                                                                               0
22351                  Footstar Corporation                                                                20,545,487
22352                  Apache-Minnesota Thom Mcan, Inc.                                                             0
22353                  ATHLETIC ATTIC OF TEXAS, INC.                                                                0
22354                  Athletic Center, Inc.                                                                        0
22355                  Feet Center, Inc.                                                                            0
22356                  Feet of Colorado, Inc.                                                                       0
22357                  Footaction Center, Inc.                                                                     11
22358                  Footstar Center, Inc.                                                                        0
22359                  FWS I, INC.                                                                                  0
22360                  FWS II, INC.                                                                                 0
22361                  LFD I, INC.                                                                                  0
22362                  LFD II, INC.                                                                                 0
22363                  Mall of America Fan Club, Inc.                                                               0
22364                  Meldisco H.C., Inc.                                                                     35,752
22365                  Miles Shoes Meldisco Lakewood, Colorado, Inc.                                           18,557
22366                  SHOE ZONE CENTER, INC.                                                                       0
22367                  STELLAR WHOLESALING, INC.                                                                1,438
22368                  Nevada Feet, Inc.                                                                            0
22369                  CONSUMER DIRECT WAUSAU, INC.                                                                 0
22370                  CD SERVICES LLC                                                                              0
22371                  Footstar HQ, LLC                                                                             0
22372                  FA SALES LLC                                                                                 0
22373                  CDIRECT, INC.                                                                                0
22374                  LFD Operating, Inc.                                                                          0
22375                  LFD Today, Inc.                                                                              0
22376                  Feet HQ, Inc.                                                                           11,449
22377                  FA HQ, Inc.                                                                                  0
22378                  AP LLC                                                                                       0
27000                  MELDISCO - MCW 1450 ALA MOANA BLVD., NY., INC.                                               0
27001                  MELDISCO - MCW 1300 STONERIDGE MALL RD., CA., INC.                                           0
27002                  MELDISCO - RLG 6001 WINCHESTER RD., TN., INC.                                                0
27003                  MELDISCO - RLG 5123 TUTTLE CROSSING BLVD., OH., INC.                                         0
27004                  MELDISCO - RLG 5000 MALL ROAD, KY., INC.                                                    40
27005                  MELDISCO - MCW 2801 STEVENS CREEK BLVD., CA., INC.                                           0
27006                  MELDISCO - RLG 400 EARNEST W. BARRETT PKWY., GA., INC.                                       0
27007                  MELDISCO - RLG 1300 CUMBERLAND MALL, GA., INC.                                               0
27008                  MELDISCO - RLG 1300 EAST SHELBY, TN., INC.                                                   0
27009                  MELDISCO - RLG 3393 PEACHTREE RD. NE, GA., INC.                                              0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27010                  MELDISCO - RLG 3301 NICHOLASVILLE ROAD, KY., INC.                                            0
27011                  MELDISCO - RLG 2840 N. GERMANTOWN PKWY., TN., INC.                                           0
27012                  MELDISCO - RLG 2100 PLEASANT HILL RD., GA., INC.                                             0
27013                  MELDISCO - RLG 4545 POPLAR RD., TN., INC.                                                    0
27014                  MELDISCO - RLG 4300 ASHFORD DUNWOODY RD., GA., INC.                                          0
27015                  MELDISCO - RLG 4141 EASTON LOOP EAST, OH., INC.                                              0
27016                  MELDISCO - MCW 4000 SOUTH WEST COURT, MN., INC.                                              0
27017                  MELDISCO - RLG HUNTINGTON MALL, WV., INC.                                                    0
27018                  MELDISCO - RLG 11356 HAYNES BRIDGE RD., GA., INC.                                            0
27019                  MELDISCO - RLG 7875 MONTGOMERY RD., OH., INC.                                                0
27020                  MELDISCO - RLG 6020 E. 82ND ST., IN., INC.                                                  30
27021                  MELDISCO/PAY LESS 10 NORTH EASTERN AVE., NV., INC.                                           0
27022                  MELDISCO/PAY LESS 110 WEST PLATTE AVE., CO., INC                                           169
27023                  MELDISCO - RA 11801 NORTH SAGINAW ST., MI., INC.                                             0
27024                  MELDISCO - RA 2022 EAST SPRING ST., IN., INC.                                                0
27025                  MELDISCO/PAY LESS 1100 VISTA AVE., ID., INC.                                                20
27026                  MELDISCO/PAY LESS 11385 SOUTH 700 EAST, UT., INC.                                           12
27027                  MELDISCO/PAY LESS 110 PORT ANGELES, WA., INC.                                               54
27028                  MELDISCO/PAY LESS 1000 POCATELLO CRK. RD., ID., INC.                                        34
27029                  MELDISCO - MCW 3333 SOUTH BRISTOL ST., CA., INC                                              0
27030                  MELDISCO - MCW 3251 20TH AVENUE, CA., INC.                                                   0
27031                  MELDISCO - RLG 1500 SOUTHLAKE MALL, GA., INC.                                                0
27032                  MELDISCO - MCW 4888 NORTH FRESNO ST., CA., INC.                                              0
27033                  MELDISCO - MCW 21600 HAWTHORNE BLVD., CA., INC.                                              0
27034                  MELDISCO - MCW 14000 RIVERSIDE DR., CA., INC.                                                0
27035                  MELDISCO - MCW 13375 NOEL RD., TX., INC.                                                     0
27036                  MELDISCO - MCW 7014 EAST CAMELBACK RD., AZ., INC.                                            0
27037                  MELDISCO - MCW 6000 SUNRISE BLVD., CA., INC.                                                 0
27038                  MELDISCO - MCW 5100 MEADOWOOD MALL, NV., INC.                                                0
27039                  MELDISCO - RLG 100 SOUTH HILLS VILLAGE, PA., INC.                                            0
27040                  SHOE ZONE #8416-PLAZA DEL NORTE FOOTACTION, INC., DBA                                        0
27041                  SHOE ZONE #8415                                                                              0
27042                  MELDISCO/PAY LESS 36TH ST., BELLINGHAM, WA., INC.                                           64
27043                  SHOE ZONE #8414                                                                              0
27044                  MELDISCO/PAY LESS 19291 E. QUINCY AVE., CO., INC.                                            0
27045                  SHOE ZONE FAIRWAY CENTER, INC.                                                               0
27046                  SHOE ZONE #8418                                                                              0
27047                  SHOE ZONE 8432, INC.                                                                         0
27048                  MELDISCO/PAY LESS YELM, WA., INC.                                                          151
27049                  MELDISCO/PAY LESS 1300 MADISON ST., WA., INC.                                                0
27050                  SHOE ZONE 8439, INC.                                                                         0
27051                  MELDISCO/PAY LESS MUKILTEO, WA., INC.                                                       39
27052                  MELDISCO K-M PRESCOTT VALLEY, HWY., #69, AZ., INC.                                      12,714
27053                  MELDISCO/PAY LESS 20320 BALLINGER WAY, NE., WA., INC.                                       59
27054                  MELDISCO/PAY LESS 3905 EAST 104TH AVE., CO., INC.                                          220
27056                  MELDISCO/PAY LESS 135 3RD. AVE. S.W., WA., INC.                                             79
27057                  SHOE  ZONE #8411- BENITEZ FOOTACTION, INC., DBA                                              0
27058                  SHOE ZONE #8412                                                                              0
27059                  MELDISCO/PAY LESS 4800 YELM HWY. S.E., WA., INC.                                           123

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27060                  MELDISCO/PAY LESS ELLENSBURG, WA., INC.                                                    108
27061                  MELDISCO/PAY LESS 655 N.W. RICHMOND BEACH RD., WA., INC.                                    30
27062                  SHOE ZONE 8428, INC.                                                                         0
27063                  SHOE ZONE 8421, INC.                                                                         0
27064                  MELDISCO/PAY LESS 12811 MERIDIAN ST E., WA. INC.                                            29
27065                  MELDISCO/PAY LESS 201 BROADWAY EAST, WA., INC.                                               0
27067                  SHOE ZONE 8436, INC.                                                                         0
27068                  WESTHEIMER SHOE ZONE, INC.                                                                   0
27069                  SHOE ZONE 8433, INC.                                                                         0
27070                  MELDISCO/PAY LESS 1105 MARTIN LUTHER KING JR. WAY, WA., INC.                                 0
27071                  MELDISCO/PAY LESS 3202 132ND ST., S.E.,WA., INC.                                            49
27072                  MELDISCO/PAY LESS 11505-C NE FOURTH PLAIN, WA., INC.                                        54
27073                  MELDISCO/PAY LESS BOTHELL WAY, WA., INC.                                                     0
27074                  MELDISCO/PAY LESS MT. VERNON, WA., INC.                                                     69
27075                  SUNLAND SHOE ZONE, INC.                                                                      0
27076                  SHOE ZONE #8400                                                                              0
27077                  SHOE ZONE #8401                                                                              0
27078                  SHOE ZONE #8402                                                                              0
27079                  SHOE ZONE #8403                                                                              0
27080                  MELDISCO/PAY LESS 680-C W. WASHINGTON, WA., INC.                                           103
27081                  SHOE ZONE #8419                                                                              0
27082                  SHOE ZONE #8405- PONCE FOOTACTION, INC., DBA                                                 0
27083                  MELDISCO/PAY LESS 13511 S.E. 3RD WAY, WA., INC.                                             59
27084                  SHOE ZONE #8406                                                                              0
27085                  SHOE ZONE #8404                                                                              0
27086                  SHOE ZONE #8407                                                                              0
27087                  SHOE ZONE #8409- FONT MARTELO FOOTACTION, INC., DBA                                          0
27088                  SHOE ZONE #8410- ATOCHA FOOTACTION, INC., DBA                                                0
27089                  SHOE ZONE 8435, INC.                                                                         0
27090                  MELDISCO/PAY LESS CHARLESTON & LAMP, NV., INC.                                              69
27091                  SHOE ZONE #8475- TUTU PARK FOOTACTION, INC., DBA                                             0
27092                  MELDISCO - GORD 1200 S.E. ARMY POST RD., IA., INC.                                           0
27093                  MELDISCO - GORD 1355 S. 5TH ST., MO., INC.                                                   0
27094                  MELDISCO - GORD 10001 GRANT ST., CO., INC.                                                   0
27095                  MELDISCO - GORD 10755 WEST COLFAX AVE., CO., INC.                                            0
27096                  MELDISCO - GORD 12000 ST. CHARLES ROCK RD., MO., INC.                                        0
27097                  MELDISCO - GORD 13500 A EAST 40 HWY, MO., INC.                                               0
27098                  MELDISCO - GORD 7011 WEST CENTRAL #300, KS., INC.                                            0
27099                  MELDISCO - GORD 7500 E. KELLOGG, KS., INC.                                                   0
27100                  MELDISCO - GORD 8100 S. 84TH ST., NE., INC.                                                  0
27101                  MELDISCO - BUR 1245 NW 107TH AVE., FL., INC.                                                 0
27102                  MELDISCO - BUR 1777 WEST 49TH ST., FL., INC.                                                 0
27103                  MELDISCO/PAY LESS SANDY, UT., INC.                                                          34
27104                  MELDISCO - GORD 207 N.E. ENGLEWOOD RD., MO., INC.                                            0
27105                  MELDISCO - GORD 850 E. 23RD ST., NE., INC.                                                   0
27106                  MELDISCO - BUR 7303 DADELAND MALL, FL., INC.                                                 0
27107                  MELDISCO - BUR 4125 CLEVELAND AVE., FL., INC.                                                0
27108                  MELDISCO - GORD 10001 E. 71ST ST., SOUTH, OK., INC.                                          0
27109                  MELDISCO - GORD 930 S. BURLINGTON, NE., INC.                                                 0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27110                  MELDISCO - GORD 81 LUDWIG DR., IL., INC.                                                     0
27111                  MELDISCO - GORD 200 CROSSROADS CENTER, IA., INC.                                             0
27112                  MELDISCO - GORD 17202 LAKESIDE HILLS PLAZA, NE., INC.                                        0
27113                  MELDISCO - GORD 9350 SHERIDAN BLVD., CO., INC.                                               0
27114                  MELDISCO - GORD 8760 BLUE RIDGE BLVD., MO., INC.                                             0
27115                  MELDISCO - BUR 9129 WEST ATLANTIC BLVD., FL., INC.                                           0
27116                  KLECKLEY AVENUE SHOE ZONE, INC.                                                              0
27117                  MELDISCO - MCE 100 MAIN ST., NY., INC.                                                       0
27118                  MELDISCO - GORD 9650 QUIVIRA, KS., INC.                                                      0
27119                  MELDISCO - BM 1601 THIRD AVENUE, WA., INC.                                                   0
27120                  MELDISCO - BM 2525 MAIN STREET, WA., INC.                                                    0
27121                  MELDISCO - GORD 5100 14TH AVE. SW, ND., INC.                                                25
27122                  MELDISCO - GORD 4401 27TH ST., IL., INC.                                                     0
27123                  MELDISCO - BM 4502 SOUTH STEELE #700, WA., INC.                                              0
27124                  MELDISCO - GORD 4600 VINE ST., NE., INC.                                                     0
27125                  MELDISCO - GORD 4001 S. LOUISE AVE., SD., INC.                                               0
27126                  BELLAIRE GESSNER SHOE ZONE, INC.                                                             0
27127                  MELDISCO - GORD 1800 N. 16TH ST., IA., INC.                                                  0
27128                  SHOE ZONE #8476- HAVENSIGHT FOOTACTION, INC., DBA                                          174
27129                  MELDISCO - GORD 5808 N. 90TH ST., NE., INC.                                                  0
27130                  MELDISCO - GORD 6451 QUIVIRA RD., KS., INC.                                                  0
27131                  MELDISCO - BM 18700 ALDERWOOD BLVD., WA., INC.                                               0
27132                  MELDISCO - GORD 901 FORT CROOK RD., NE., INC.                                                0
27133                  MELDISCO - GORD 1111 ALLEN DR., NE., INC.                                                    0
27134                  MELDISCO - GORD 1400 WEST 22ND, IA., INC.                                                    0
27135                  MELDISCO - BM 401 NORTH EAST NORTHGATE WAY, WA., INC.                                        0
27136                  MELDISCO - GORD 1887 SOUTH YALE, OK., INC.                                                   0
27137                  MELDISCO - BM 400 BELLEVUE SQUARE, WA., INC.                                                 0
27138                  MELDISC0 - MCE 2 SMITH HAVEN MALL, NY., INC.                                                 0
27139                  MELDISCO - MCW 750 WEST 7TH STREET, LOS ANGELES, CA  90017                                   0
27140                  MELDISCO - BM 500 SOUTHCENTER MALL, WA., INC.                                                0
27141                  MELDISCO - GORD 3501 32ND AVE. S., ND., INC.                                                25
27142                  MELDISCO - GORD 15892 MANCHESTER RD., MO., INC.                                              0
27143                  MELDISCO - GORD 14400 E. ALAMEDA AVENUE, CO., INC.                                           0
27144                  MELDISCO/PAY LESS 101 N. ELY, WA., INC.                                                    715
27145                  MELDISCO W-W 3651 SO. MARYLAND PKWY., NV., INC.                                             64
27146                  MELDISCO/PAY LESS 10355 FAIRVIEW AVE., ID., INC.                                             0
27147                  MELDISCO/PAY LESS CANBY, OR., INC.                                                         142
27148                  MELDISCO/PAY LESS CAMPBELL, OR., INC.                                                      148
27149                  MELDISCO/PAY LESS CALIFORNIA AVE., WA., INC.                                                97
27150                  MELDISCO/PAY LESS BRIDGEPORT WAY WEST, WA., INC.                                            15
27151                  MELDISCO/PAY LESS BREMERTON, WA., INC.                                                      86
27152                  MELDISCO/PAY LESS BONNEY LAKE, WA., INC.                                                    20
27153                  MELDISCO/PAY LESS BLAINE, WA., INC.                                                        124
27154                  MELDISCO/PAY LESS BAINBRIDGE ISLE, WA., INC.                                                79
27155                  MELDISCO/PAY LESS ASHLAND, OR., INC.                                                       149
27156                  MELDISCO/PAY LESS ARGONNE RD., WA., INC.                                                    34
27157                  MELDISCO/PAY LESS 1920 LAS VEGAS BLVD. NORTH, NV., INC.                                     59
27158                  MELDISCO/PAY LESS 1980 NORTH CARSON ST., NV., INC.                                          98

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27159                  MELDISCO/PAY LESS 1970 ECHO HOLLOW RD., OR., INC.                                          111
27160                  MELDISCO/PAY LESS 2021 N.W. 185TH ST., OR., INC.                                           101
27161                  MELDISCO - RA 7211 Elk Grove Blvd., CA., Inc.                                               20
27162                  MELDISCO/PAY LESS 1001 N. BROADWAY, WA., INC.                                              100
27163                  MELDISCO - MCE 112 EISENHOWER PARKWAY, NJ., INC.                                             0
27164                  MELDISCO - MCE 151 WEST 34TH ST., NY., INC.                                                  0
27165                  MELDISCO - MCE 200 COLONIE CENTER, NY., INC.                                                 0
27166                  MELDISCO - MCE 300 LEHIGH VALLEY MALL, PA., INC.                                             0
27167                  MELDISCO/PAY LESS 1815 E. FLAMINGO RD., NV., INC.                                           54
27168                  MELDISCO/PAY LESS 1705 W. BROADWAY, ID., INC.                                               29
27169                  MELDISCO/PAYLESS 610 N.E. 181ST., OR., INC.                                                 59
27170                  MELDISCO - MCE 420 FULTON ST., NY., INC.                                                     0
27171                  MELDISCO - MCE 450 WASHINGTON ST., MA., INC.                                                 0
27172                  MELDISCO/PAY LESS 11012 E. CANYON RD. #37, WA., INC.                                        54
27173                  MELDISCO/PAY LESS 10103 EVERGREEN WAY, WA., INC.                                           218
27174                  MELDISCO - MCE 40 MALL DRIVE EAST, NJ., INC.                                                 0
27175                  MELDISCO - MCE 90-1 QUEENS BLVD., NY., INC.                                                  0
27176                  MELDISCO/PAY LESS ANACORTES, WA., INC.                                                       0
27177                  MELDISCO/PAY LESS ALOHA, OR., INC.                                                          15
27178                  MELDISCO/PAY LESS ABERDEEN, WA., INC.                                                      130
27179                  MELDISCO/PAY LESS  1310 HWY. 101, OR., INC.                                                282
27180                  Meldisco-MCW 275 Kaahumanu Ave., Hi., Inc.                                                  25
27181                  MELDISCO/PAY LESS ALLEN BLVD., OR., INC.                                                    48
27182                  MELDISCO - MCW 341 SUN VALLEY MALL, CA., INC.                                                0
27183                  MELDISCO/PAY LESS STE. E, TIGARD, OR., INC.                                                 65
27184                  MELDISCO - MCE ROCKAWAY TOWN SQUARE MALL, NJ., INC.                                          0
27185                  MELDISCO - MCE ROUTE 38 & HADDONFIELD RD., NJ., INC.                                         0
27186                  MELDISCO - MCE ROUTE 59 NANUET MALL, NY., INC.                                               0
27187                  MELDISCO - MCE BALTIMORE PIKE & SPROUL RD., PA., INC.                                        0
27188                  ROCKLAND PLAZA SHOE ZONE, INC.                                                               0
27189                  NORTHLINE MALL SHOE ZONE, INC.                                                               0
27190                  MELDISCO - GORD 1901 N. MARKET ST., IL., INC.                                                0
27191                  MELDISCO - GORD 2500 TRANSIT AVE., IA., INC.                                                 0
27192                  MELDISCO - MCW 414 K ST., CA., INC.                                                          0
27193                  MELDISCO - GORD 2201 WEST MEMORIAL RD., OK., INC.                                            0
27194                  MELDISCO - MCW 500 VINTAGE FAIRE, CA., INC                                                   0
27195                  MELDISCO - MCE NORTH SHORE MALL ROUTE 114, MA., INC.                                         0
27196                  SHARPSTOWN SHOE ZONE, INC.                                                                   0
27197                  MELDISCO/PAY LESS SOUTH YAKIMA AVE. #A, WA., INC.                                           20
27198                  MELDISCO/PAY LESS SOUTH GRADY WAY, WA., INC.                                               248
27199                  MELDISCO/PAY LESS SILVERDALE, WA., INC.                                                     20
27200                  MELDISCO/PAY LESS PORT ANGELES, WA., INC.                                                   79
27201                  MELDISCO - MCW 98-205 KAONOHI ST., NY., INC.                                                 0
27202                  MELDISCO - MCW 100 DEL MONTE CENTER, CA., INC.                                               0
27203                  MELDISCO - MCW 170 O'FARRELL ST., CA., INC.                                                  0
27204                  MELDISCO - MCW 200 EAST CYPRESS AVENUE, CA., INC.                                            0
27205                  MELDISCO - MCW 200 WESTMINSTER MALL, CA., INC.                                              35
27206                  MELDISCO - MCW 300 STANFORD MALL, CA., INC.                                                  0
27207                  MELDISCO - MCW 301 HILLSDALE MALL, CA., INC.                                                 0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27208                  MELDISCO/PAY LESS 9200 RAINIER AVE. SOUTH, WA., INC.                                        94
27209                  MELDISCO/PAY LESS 860 NO. FAIRFIELD RD., UT., INC.                                          49
27210                  MELDISCO/PAY LESS 1400 W. 6TH ST., OR., INC.                                                37
27211                  MELDISCO/PAY LESS 1268 LEE BLVD., WA., INC.                                                 97
27212                  MELDISCO/PAY LESS 1515 MARVIN RD. N.E., WA., INC.                                           15
27213                  MELDISCO/PAY LESS 1642 WILLIAMS HWY., OR., INC.                                            349
27214                  MELDISCO/PAY LESS 1560 COBURG RD., OR., INC.                                                 0
27215                  MELDISCO/PAY LESS 1555 N.E. DIVISION, OR., INC.                                             74
27216                  MELDISCO/PAY LESS 1651 S.W. ODEM MEDO RD., OR., INC.                                        84
27217                  MELDISCO/PAY LESS 1645 E. HARBOR ST., OR., INC.                                            244
27218                  MELDISCO/PAY LESS 1814 N.E. 41ST ST., OR., INC.                                             59
27219                  MELDISCO/PAY LESS 1509 AUBURN WAY SO., WA., INC.                                            15
27220                  MELDISCO - GORD 2590 HUBBELL AVE., IA., INC.                                                 0
27221                  MELDISCO - GORD 3000 NW 59TH ST., OK., INC.                                                  0
27222                  MELDISCO - GORD 3303 S. CAMPBELL AVE., MO., INC.                                             0
27223                  MELDISCO - GORD 3231 SOUTH VETERAN'S PARK, IL., INC.                                         0
27224                  MELDISCO/PAY LESS WOODINVILLE, WA., INC.                                                   157
27225                  MELDISCO/PAY LESS WILSONVILLE RD., OR., INC.                                                98
27226                  MELDISCO/PAY LESS WESTWOOD VILLAGE WAY, WA., INC.                                           45
27227                  MELDISCO/PAY LESS WEST NOB HILL BLVD., WA., INC.                                            39
27228                  MELDISCO - MCE WALT WHITMAN MALL, NY., INC.                                                  0
27229                  MELDISCO/PAY LESS VALLEY N. S/C, WA., INC.                                                  54
27230                  MELDISCO/PAY LESS TRIANGLE SHOPPING CTR., WA., INC.                                         38
27231                  MELDISCO - MCW 555 BROADWAY AVENUE, CA., INC.                                                0
27232                  MELDISCO/PAY LESS PORT ORCHARD, WA., INC.                                                   74
27233                  MELDISCO/PAY LESS PULLMAN, WA., INC.                                                        59
27234                  MELDISCO/PAY LESS RENTON, WA., INC.                                                          0
27235                  MELDISCO - MCE 5400 AVENUE U, NY., INC.                                                      0
27236                  MELDISCO - MCE 4401 BLACK HORSE PIKE, NJ., INC.                                              0
27237                  MELDISCO - MCE 4298 MILLENIA BLVD., FL., INC.                                                0
27238                  MELDISCO - MCE 3710 HIGHWAY 9 SOUTH, NJ., INC.                                               0
27239                  MELDISCO - MCE 1201 HOOPER AVENUE, NJ., INC.                                                 0
27240                  MELDISCO - MCE GREEN ACRES MALL, NY., INC.                                                   0
27241                  MELDISCO - MCE MONMOUTH MALL, NJ., INC.                                                      0
27242                  MELDISCO/PAY LESS STANWOOD, WA., INC.                                                      113
27243                  MELDISCO/PAY LESS 660 E. BOISE AVE., ID., INC.                                               0
27244                  MELDISCO/PAY LESS 461 WEST WILLIAMS AVE., NV., INC.                                         62
27245                  MELDISCO/PAY LESS 1430 N.W. GARDEN VALLEY BLVD., OR., INC.                                 162
27246                  MELDISCO/PAY LESS 181 N.E. HAMPE WAY, WA., INC.                                             15
27247                  MELDISCO/PAY LESS 1139 ADDISON AVE. E., ID., INC.                                           91
27248                  MELDISCO/PAY LESS 12TH ST, CO., INC.                                                        13
27249                  MELDISCO/PAY LESS 1300 EAST 12300 SO., UT., INC.                                            39
27250                  MELDISCO/PAY LESS EAST 810-29TH AVE., WA., INC.                                             79
27251                  MELDISCO/PAY LESS COLUMBIA CTR., WA., INC.                                                  20
27252                  MELDISCO/PAY LESS COOPER POINT RD., WA., INC.                                               64
27253                  MELDISCO/PAY LESS EAST 2929, SPOKANE, WA., INC.                                             81
27254                  MELDISCO/PAY LESS 1201 U.S. HWY. 99, OR., INC.                                              15
27255                  MELDISCO/PAY LESS 1900 S.W. COURT PLACE, OR., INC.                                          49
27256                  MELDISCO/PAY LESS 922 N.W. CIRCLE BLVD., OR., INC.                                         164

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27257                  MELDISCO/PAY LESS HAMPDEN AVE., CO., INC.                                                   95
27258                  MELDISCO/PAY LESS NORTHGLENN, CO., INC.                                                    337
27259                  MELDISCO/PAY LESS HARRISVILLE, UT., INC.                                                    54
27260                  MELDISCO/PAY LESS 598 N. WILBUR AVE., WA., INC.                                             78
27261                  MELDISCO/PAY LESS 501 S.W. 148TH, WA., INC.                                                245
27262                  MELDISCO/PAY LESS 435 LIBERTY ST., OR., INC.                                               103
27263                  MELDISCO/PAY LESS 333 WESTFIELD ST., OR., INC.                                              77
27264                  MELDISCO/PAY LESS LEWISTON CENTER, ID., INC.                                                65
27265                  MELDISCO/PAY LESS 4920-A EVERGREEN, WA., INC.                                               88
27266                  MELDISCO/PAY LESS 5431 S.W. BVRTN/HILLSDALE HWY., OR., INC.                                 88
27267                  MELDISCO/PAY LESS 5452 RIVER RD. N., OR., INC.                                              89
27268                  MELDISCO/PAY LESS 5606 SUMMIT VIEW AVE., WA., INC.                                         133
27269                  MELDISCO/PAY LESS 6802 SOUTH 19TH ST., WA., INC.                                            44
27270                  MELDISCO/PAY LESS 7500-A 196TH ST., WA., INC.                                               87
27271                  MELDISCO/PAY LESS 9820 N.E. 132ND ST., WA., INC.                                            16
27272                  MELDISCO/PAY LESS 802 THIRD AVE., WA., INC.                                                  0
27273                  MELDISCO/PAY LESS 831 LANCASTER DR. N.E., OR., INC.                                        169
27274                  MELDISCO/PAY LESS 900 E. MERIDAN #23, WA., INC.                                            118
27275                  MELDISCO/PAY LESS YUMA, AZ., INC.                                                           54
27276                  MELDISCO/PAY LESS 251 MARYSVILLE MALL, WA., INC.                                            39
27277                  MELDISCO/PAY LESS 7714 DIVISION N., WA., INC.                                               39
27278                  MELDISCO/PAY LESS 8121-80TH NW. ST., WA., INC.                                              69
27279                  MELDISCO/PAY LESS NO. STATE ST., UT., INC.                                                  62
27280                  MELDISCO/PAY LESS JEWELL AVE., CO., INC.                                                   108
27281                  MELDISCO/PAY LESS IRONWOOD DR., ID., INC.                                                   59
27282                  MELDISCO/PAY LESS HOLLADAY, UT., INC.                                                       15
27283                  MELDISCO/PAY LESS 4514 REGAL ST., WA., INC.                                                 74
27284                  MELDISCO/PAY LESS LAKE MEAD, NV., INC.                                                       0
27285                  MELDISCO/PAY LESS NORTH 900 WEST, UT., INC.                                                162
27286                  MELDISCO/PAY LESS 230 KESLO DR., WA., INC.                                                  34
27287                  MELDISCO/PAY LESS 215 N. 4TH ST., WA., INC.                                                 20
27288                  MELDISCO/PAY LESS 8156 GUIDE MERIDIAN R., WA., INC.                                         48
27289                  MELDISCO/PAY LESS 4535 UNIVERSITY WAY, WA., INC.                                             0
27290                  MELDISCO/PAY LESS 601 PIONEER WAY, WA., INC.                                                15
27291                  MELDISCO/PAY LESS 319 PIKE ST., WA., INC.                                                   15
27292                  MELDISCO/PAY LESS 981 MEDFORD CTR., OR., INC.                                              398
27293                  MELDISCO/PAY LESS 930 HWY. 396 S., OR., INC.                                                49
27294                  MELDISCO/PAY LESS MERIDIAN, ID., INC.                                                       34
27295                  MELDISCO/PAY LESS LITTLETON, CO., INC.                                                      15
27296                  MELDISCO - GORD 3860 ELMORE AVE., IA., INC.                                                  0
27297                  MELDISCO - GORD 3245 TOPEKA BLVD., KS., INC.                                                 0
27298                  MELDISCO/PAY LESS 5520 NORTH DIVISION, WA., INC.                                           121
27299                  MELDISCO/PAY LESS TOTEM LAKE BLVD., WA., INC.                                               74
27300                  MELDISCO/PAY LESS 205 PINE ST., WA., INC.                                                    0
27301                  MELDISCO/PAY LESS LORENZI BLVD., NV., INC.                                                   0
27302                  MELDISCO - MCE 7 BACKUS AVENUE, CT., INC.                                                    0
27303                  MELDISCO/PAY LESS 8500-35TH AVE. NE., WA., INC.                                             89
27304                  Galleria Pavilion Feet, Inc.                                                                 0
27305                  MELDISCO/PAY LESS 57 W. 29TH AVE., OR., INC.                                               149

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27306                  MELDISCO K-M MCGALLIARD RD IND INC                                                      10,236
27307                  MELDISCO K-M LANCASTER, OHIO, INC.                                                      10,047
27308                  MELDISCO K-M MIAMI, FLA., INC.                                                          28,109
27309                  MELDISCO K-M MADAWASKA, MAINE, INC.                                                      4,339
27310                  MELDISCO K-M MARATHON, FLA., INC.                                                        8,715
27311                  MELDISCO K-M MARTINEZ, GA., INC.                                                         4,360
27312                  MELDISCO K-M JESUP, GA., INC.                                                            7,604
27313                  MELDISCO K-M INDIAN RIPPLE RD., OHIO, INC.                                               6,114
27314                  MELDISCO K-M HURON, S.D., INC.                                                           7,917
27315                  MELDISCO K-M HOLYOKE, MASS., INC.                                                       13,515
27316                  MELDISCO K-M HIGHWAY 58, TENN., INC.                                                     4,879
27317                  MELDISCO K-M CONNERSVILLE IND INC                                                        5,240
27318                  MELDISCO K-M LACEY, WASH., INC.                                                         14,147
27319                  MELDISCO K-M KINGMAN, ARIZ., INC.                                                       12,065
27320                  MELDISCO K-M MIDDLETOWN, OHIO, INC.                                                      5,697
27321                  MELDISCO K-M MONTGOMERY BLVD., N. M., INC.                                              10,688
27322                  MELDISCO K-M MOORESTOWN, N.J., INC.                                                     10,958
27323                  MELDISCO K-M LAKE ST., MINN., INC.                                                      27,956
27324                  MELDISCO K-M DEPEW, N.Y., INC.                                                          11,147
27325                  MELDISCO K-M DAVENPORT, IA., INC.                                                        5,892
27326                  MELDISCO K-M GRANDVIEW BLVD., PA., INC.                                                  7,550
27327                  MELDISCO K-M FRANKFORT, KY., INC.                                                        5,858
27328                  MELDISCO K-M FAIRHAVEN, MASS., INC.                                                     13,843
27329                  MELDISCO K-M ELKTON, MD., INC.                                                           8,492
27330                  MELDISCO K-M DOUGLASVILLE, GA., INC.                                                     8,022
27331                  MELDISCO K-M SMITHFIELD, N.C., INC.                                                      5,149
27332                  MELDISCO K-M HERTEL AVE., N.Y., INC.                                                    14,170
27333                  MELDISCO K-M STRAFFORD-WAYNE, PA., INC.                                                  5,318
27334                  MELDISCO K-M SPRINGFIELD, ORE., INC.                                                         0
27335                  MELDISCO K-M SOLON, OHIO, INC.                                                          10,031
27336                  MELDISCO K-M ALGONA, IOWA, INC.                                                          5,584
27337                  CRYSTAL LAKE, ILL., MELDISCO K-M, INC.                                                  14,971
27338                  MELDISCO K-M WOODBURY AVE., N.H., INC.                                                   5,465
27339                  MELDISCO K-M THIEF RIVER FALLS, MINN., INC.                                             13,048
27340                  MELDISCO K-M SUPERIOR, WISC., INC.                                                       6,979
27341                  MELDISCO K-M ANAHEIM, CAL., INC.                                                        19,993
27342                  MELDISCO K-M BEAUFORT, S.C., INC.                                                       10,491
27343                  MELDISCO K-M AURORA AVE., WASH., INC.                                                   16,121
27344                  MELDISCO K-M ARAMINGO AVE., PA., INC.                                                   27,615
27345                  MELDISCO/PAY LESS SE DIVISION ST., OR., INC.                                                79
27346                  MELDISCO/PAY LESS 15801 PACIFIC AVE., WA., INC.                                             49
27347                  MELDISCO/PAY LESS 2680 S. SANTIAM HWY., OR., INC.                                           34
27348                  MELDISCO/PAY LESS 2603 THIRD AVE., WA., INC.                                                 0
27349                  MELDISCO/PAY LESS 2515 MAIN ST., WA., INC.                                                  79
27350                  MELDISCO/PAY LESS 15100 S.E. 38TH ST., WA., INC.                                            69
27351                  MELDISCO/PAY LESS 11190 S.W. BARNES RD., OR., INC.                                          20
27352                  MELDISCO/PAYLESS LAS VEGAS, NV., INC.                                                        0
27353                  MELDISCO/PAY LESS SECOND & ANDERSON, OR., INC.                                              34
27354                  MELDISCO/PAY LESS 16232 EVERETT HWY., WA., INC.                                             58

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27355                  MELDISCO/PAY LESS MILTON FREEWATER, OR., INC.                                                0
27356                  MELDISCO/PAY LESS MID-VALLEY MALL BLK C #1, WA., INC.                                       69
27357                  MELDISCO/PAY LESS 17051 S.E. 272 ST. #24, WA., INC.                                        138
27358                  MELDISCO/PAY LESS 18600-B 33RD AVE., WA., INC.                                              83
27359                  MELDISCO/PAY LESS 19107 BOTHELL WAY, WA., INC.                                              54
27360                  MELDISCO/PAY LESS GUIDE-MERIDAN AVE., WA., INC.                                              0
27361                  MELDISCO/PAY LESS GRAVELLY LAKE DR., WA., INC.                                             136
27362                  MELDISCO/PAY LESS OREGON CITY S/C, OR., INC.                                               211
27363                  MELDISCO/PAY LESS 2440 S.E. 39TH ST., OR., INC.                                             49
27364                  MELDISCO/PAY LESS NORTH PEARL ST., WA., INC.                                                93
27365                  MELDISCO/PAY LESS 16261-3 HWY. 101, OR., INC.                                              223
27366                  MELDISCO/PAY LESS 3208 N.E. SUNSET RD., WA., INC.                                          206
27367                  MELDISCO/PAY LESS 2740 S. SIXTH ST., OR., INC.                                             110
27368                  MELDISCO/PAY LESS 3055 CEDAR HILLS BLVD., OR., INC.                                         84
27369                  MELDISCO/PAY LESS 2707 RAINIER AVE., WA., INC.                                             112
27370                  MELDISCO/PAY LESS GRANTS PASS S/C, OR., INC.                                               193
27371                  MELDISCO/PAY LESS GRANDE RONDE PLAZA, OR., INC.                                             54
27372                  MELDISCO/PAY LESS EDMONDS, WA., INC.                                                        59
27373                  MELDISCO/PAY LESS 22631 BOTHELL WAY S.E., WA., INC.                                         43
27374                  MELDISCO/PAY LESS 2507 WELLESLEY AVE., WA., INC.                                            88
27375                  MELDISCO/PAY LESS GEORGE WASHINGTON WAY, WA., INC.                                          20
27376                  MELDISCO/PAY LESS FLAMINGO & RAINBOW, NV., INC.                                            439
27377                  MELDISCO/PAY LESS 12080 S.W. MAIN, OR., INC.                                                86
27378                  MELDISCO/PAY LESS 12240 SW SCHOLLS FERRY RD., OR., INC.                                     52
27379                  MELDISCO/PAY LESS 13201 AURORA AVE. N., WA., INC.                                            0
27380                  MELDISCO/PAY LESS 14880 N.E. 24TH ST., WA., INC.                                           160
27381                  MELDISCO/PAY LESS 17220 REDMOND WAY, WA., INC.                                              49
27382                  MELDISCO/PAY LESS ENUMCLAW, WA., INC.                                                      106
27383                  MELDISCO/PAY LESS GILLMAN BLVD., WA., INC.                                                   0
27384                  MELDISCO/PAY LESS 11930 S.E. DIVISION ST., OR., INC.                                       582
27385                  MELDISCO/PAY LESS 12002 SE SUNNYSIDE RD., OR., INC.                                          0
27386                  MELDISCO/PAY LESS SEASIDE, OR., INC.                                                       199
27387                  MELDISCO/PAY LESS EAST 3RD ST., OR., INC.                                                  177
27388                  MELDISCO/PAY LESS EAST 12115 SPRAGUE AVE., WA., INC.                                        80
27389                  MELDISCO/PAY LESS NORTH BEND, OR., INC.                                                     74
27390                  MELDISCO/PAY LESS LAKE STEVENS, WA., INC.                                                   49
27391                  MELDISCO/PAY LESS 8005 S. VIRGINIA ST., NV., INC.                                           59
27392                  MELDISCO/PAY LESS 7000 SO., UT., INC.                                                       30
27393                  MELDISCO/PAY LESS 7670 FAIRVIEW AVE., ID., INC.                                             20
27394                  MELDISCO/PAY LESS 7575 W. VEGAS DR., NV.,INC.                                               30
27395                  MELDISCO/PAY LESS 7020 W. STATE ST., ID., INC.                                              54
27396                  MELDISCO/PAY LESS 5486 SUN VALLEY BLVD., NV., INC.                                         138
27397                  MELDISCO/PAY LESS 6686 E. LAKE MEAD BLVD., NV., INC.                                        20
27398                  MELDISCO/PAY LESS 5673 SO. 1900 W., UT., INC.                                               95
27399                  MELDISCO/PAY LESS 5675 S. RAINBOW BLVD., NV., INC.                                          74
27400                  MELDISCO/PAY LESS 6100 W. VEGAS DR., NV., INC.                                               0
27401                  MELDISCO/PAY LESS 2992 "F" RD., CO., INC.                                                  241
27402                  MELDISCO/PAY LESS 3115 NORTH LAS VEGAS BLVD., NV., INC.                                     57
27403                  MELDISCO/PAY LESS 3300 SO., UT., INC.                                                       39

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27404                  MELDISCO/PAY LESS W. PULLMAN RD., ID., INC.                                                 79
27405                  MELDISCO/PAY LESS E. MISSISSIPPI, CO., INC.                                                 60
27406                  MELDISCO/PAY LESS EAST WINDMILL LANE, NV., INC.                                            918
27407                  MELDISCO/PAY LESS FOOTHILLS, CO., INC.                                                     178
27408                  MELDISCO/PAY LESS GIG HARBOR, WA., INC.                                                    160
27409                  MELDISCO/PAY LESS 1695 ROBB DRIVE, NV., INC.                                               150
27410                  MELDISCO/PAY LESS SEDONA, AZ., INC.                                                        563
27411                  MELDISCO/PAY LESS SO. 9TH E., UT., INC.                                                     98
27412                  MELDISCO/PAY LESS SOUTH 7TH E., UT., INC.                                                   34
27413                  MELDISCO/PAY LESS SPRINGCREEK,WY.,INC.                                                       0
27414                  MELDISCO/PAY LESS ST. GEORGE, UT., INC.                                                     30
27415                  MELDISCO/PAY LESS TAYLORSVILLE, UT., INC.                                                   29
27416                  MELDISCO/PAY LESS 178 W. ELLENDALE AVE., OR., INC.                                           0
27417                  MELDISCO/PAY LESS 1550 NORTH STATE ST., UT., INC.                                           32
27418                  MELDISCO/PAY LESS 1350 POMERELLE AVE., ID., INC.                                             0
27419                  MELDISCO/PAY LESS 1410 EAST PRATER WAY, NV., INC.                                           89
27420                  MELDISCO/PAY LESS 1515 NORTHGATE MILE, ID., INC.                                            64
27421                  MELDISCO/PAY LESS 1515 W. CRAIG RD., NV., INC.                                              15
27422                  MELDISCO/PAY LESS 1515 W. STATE ST., ID., INC.                                             133
27423                  MELDISCO/PAY LESS 19861 STATE ROUTE 2, WA., INC.                                           465
27424                  MELDISCO/PAY LESS 19475 7TH AVE. N.E., WA., INC.                                           207
27425                  MELDISCO/PAY LESS LAKE OSWEGO, OR., INC..                                                   67
27426                  MELDISCO/PAY LESS LACEY, WA., INC.                                                         112
27427                  MELDISCO/PAY LESS ISSAQUAH, WA., INC.                                                      213
27428                  MELDISCO/PAY LESS HOOD RIVER, OR., INC.                                                     54
27429                  MELDISCO/PAY LESS FACTORIA SQ., WA., INC.                                                  155
27430                  MELDISCO/PAY LESS EAST WISHKAH, WA., INC.                                                   34
27431                  MELDISCO/PAY LESS 22311 MOUNTAIN HIGHWAY EAST, WA., INC.                                    15
27432                  MELDISCO/PAY LESS 18022 6TH AVE. NE., WA., INC.                                            118
27433                  MELDISCO/PAY LESS 11601 WEST BOWLES AVE., CO., INC.                                         15
27434                  MELDISCO/PAY LESS 130-20TH AVE., WA., INC.                                                  74
27435                  MELDISCO/PAY LESS ARAPAHOE, CO., INC.                                                        0
27436                  MELDISCO/PAY LESS 20901 E. SMOKY HILL RD., CO., INC.                                        29
27437                  MELDISCO/PAY LESS COLFAX, CO., INC.                                                         49
27438                  MELDISCO/PAY LESS CENTRAILA, WA., INC.                                                      30
27439                  MELDISCO/PAY LESS BROADWAY, CO., INC.                                                       15
27440                  MELDISCO/PAY LESS 9350 WEST SAHARA AVE., NV., INC.                                         348
27441                  MELDISCO/PAY LESS 8675 SOUTH QUEBEC ST., CO., INC.                                           0
27442                  MELDISCO/PAY LESS 24044 104TH AVE. S.E., WA., INC.                                          98
27443                  MELDISCO/PAY LESS 8611 SPRING MOUNTAIN RD., NV., INC.                                      227
27444                  MELDISCO/PAY LESS 3460 SO. 5600 WEST, UT., INC.                                             12
27445                  MELDISCO/PAY LESS 3485 LAKE MEAD BLVD., NV., INC.                                           49
27446                  MELDISCO/PAY LESS 3830 W. SAHARA, NV., INC.                                                418
27447                  MELDISCO/PAY LESS 4911 CRAIG RD., NV., INC.                                                  0
27448                  MELDISCO/PAY LESS CALDWELL, ID., INC.                                                       64
27449                  MELDISCO/PAY LESS BLACKFOOT, ID., INC.                                                      31
27450                  MELDISCO/PAY LESS BOULDER, CO., INC.                                                       192
27451                  MELDISCO/PAY LESS BOUNTIFUL, UT., INC.                                                      34
27452                  MELDISCO/PAY LESS BRINGHAM CITY, UT., INC.                                                  34

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27453                  MELDISCO/PAY LESS 5230 FRANKLIN RD., ID., INC.                                              20
27454                  MELDISCO/PAY LESS OREM, UT., INC.                                                          108
27455                  MELDISCO/PAY LESS RAINBOW BLVD., NV., INC.                                                  64
27456                  MELDISCO/PAY LESS 20518-108TH AVE. SE., WA., INC.                                          106
27457                  MELDISCO/PAY LESS LINCOLN CITY, OR., INC.                                                  133
27458                  MELDISCO/PAY LESS 2131 S.W. 336TH, WA., INC.                                               437
27459                  MELDISCO/PAY LESS 2336 N. COAST HWY., OR., INC.                                             34
27460                  MELDISCO/PAY LESS 2425 S.E. TUALATIN VALLEY, OR., INC.                                      38
27461                  MELDISCO/PAY LESS 2050 E. THIRD ST., OR., INC.                                             204
27462                  MELDISCO/PAY LESS COLORADO BLVD., CO., INC.                                                 83
27463                  MELDISCO/PAY LESS DENVER, CO., INC.                                                         20
27464                  MELDISCO/PAY LESS GLENWOOD SPRING, CO., INC.                                               227
27465                  MELDISCO/PAY LESS GREELEY, CO., INC.                                                       244
27466                  MELDISCO/PAY LESS GREENVALLEY PKWY., NV., INC.                                             379
27467                  MELDISCO/PAY LESS 8500 S. EASTERN BLVD., NV., INC.                                         238
27468                  MELDISCO/PAY LESS 2100 SO. 23RD E., UT., INC.                                                0
27469                  MELDISCO/PAY LESS 2513 S. NELLIS BLVD., NV., INC.                                            0
27470                  MELDISCO/PAY LESS 4975 EAST TROPICANA AVE., NV., INC.                                        0
27471                  MELDISCO/PAY LESS 700 S.E. 3RD ST., OR., INC.                                               54
27472                  MELDISCO/PAY LESS 785 S. COLUMBIA RIVER HWY., OR., INC.                                     15
27473                  MELDISCO/PAY LESS 1327 HWY. 395, NV., INC.                                                 249
27474                  MELDISCO/PAY LESS 120-106TH AVE. NE., WA., INC.                                             59
27475                  MELDISCO/PAY LESS 1524 BIRCHWOOD AVE., WA., INC.                                            20
27476                  MELDISCO/PAY LESS 4346 N.E. CULLY BLVD., OR., INC.                                          69
27477                  MELDISCO/PAY LESS 1235 WAVERLY DR. S.E., OR., INC.                                          15
27478                  MELDISCO/PAY LESS 1231 AUBURN WAY, WA., INC.                                                70
27479                  MELDISCO/PAY LESS 1225 E. SUNSET DR. ST. 110, WA., INC.                                     15
27480                  MELDISCO/PAY LESS 451 DIENHARD LANE, ID., INC.                                             165
27481                  MELDISCO/PAY LESS 333 N. SANDHILL BLVD., NV., INC.                                          66
27482                  MELDISCO/PAY LESS 28TH ST., CO., INC.                                                      208
27483                  MELDISCO/PAY LESS 26200 PACIFIC HWY. SO., WA., INC.                                         59
27484                  MELDISCO/PAY LESS 31009 PACIFIC HWY., WA., INC.                                             88
27485                  MELDISCO/PAY LESS 1ST AVE., CO., INC.                                                       87
27486                  MELDISCO/PAY LESS 75 WEST PRAIRIE AVE., ID., INC.                                           34
27487                  MELDISCO/PAY LESS 950 IRON HORSE DR., UT., INC.                                             20
27488                  MELDISCO/PAY LESS 1323 EAST MAIN AVE., WA., INC.                                           234
27489                  MELDISCO/PAY LESS 750 16TH ST., CO., INC.                                                   30
27490                  MELDISCO/PAY LESS 819 N. MAIN ST., UT., INC.                                                20
27491                  MELDISCO/PAY LESS 1400 W. PARK PLAZA, OR., INC.                                             15
27492                  MELDISCO/PAY LESS 4500 COMMERCIAL STREET S.E., OR., INC.                                     0
27493                  MELDISCO/PAY LESS 24TH ST., UT., INC.                                                       54
27494                  MELDISCO/PAY LESS 635 EAST, UT., INC.                                                       49
27495                  MELDISCO/PAY LESS 600 W. CATALENA DR., AZ., INC.                                             0
27496                  MELDISCO/PAY LESS 11907 W. ALAMEDA PARKWAY, CO., INC.                                       47
27497                  MELDISCO/PAY LESS 4220 WHEATON VALLEY WAY N.E., WA., INC.                                   22
27498                  MELDISCO/PAY LESS 3704-172ND NE. #F, WA., INC.                                              93
27499                  MELDISCO/PAY LESS 606 OMACHE DR., RT.2, BOX 2101, WA., INC.                                165
27500                  Valley View Shopping Ctr. Footaction, Inc.                                                   0
27501                  Washington Footaction, Inc.                                                                  0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27502                  Southwest Center Footaction, Inc.                                                            0
27503                  MELDISCO K-M MURRELLS INLET, SC., INC.                                                   5,589
27504                  La Plaza Mall Footaction, Inc.                                                               0
27505                  BERKLEY MALL FOOTACTION, INC.                                                                0
27506                  Parkdale Mall Footaction, Inc.                                                               0
27507                  Ocean County Mall Footaction, Inc.                                                           0
27508                  Puente Hills Footaction, Inc.                                                                0
27509                  Mall of Americas Footaction, Inc.                                                            0
27510                  Mall St. Vincent Footaction, Inc.                                                            0
27511                  Forest Village Park Footaction, Inc.                                                         0
27512                  Washington Square Footaction, Inc.                                                           0
27513                  Acadiana Footaction, Inc.                                                                    0
27514                  Albany Mall Footaction, Inc.                                                                 0
27515                  Albuquerque Footaction, Inc.                                                                 0
27516                  Aurora Footaction, Inc.                                                                      0
27517                  Baldwin Hills Footaction, Inc.                                                               0
27518                  Bergen Footaction, Inc.                                                                      0
27519                  The Parks Footaction, Inc.                                                                   0
27520                  Stony Brook Footaction, Inc.                                                                 0
27521                  St. Louis Center Footaction, Inc.                                                            0
27522                  South Park Mall Footaction, Inc.                                                             0
27523                  COLUMBIA FOOTACTION, INC.                                                                    0
27524                  Collin Creek Footaction, Inc.                                                                0
27525                  Birchwood Mall Footaction, Inc.                                                              0
27526                  Hanes Mall Footaction, Inc.                                                                  0
27527                  Tulsa Promenade Footaction, Inc.                                                             0
27528                  MELDISCO - MCE 100 PARAMUS PARK, NJ., INC.                                                   0
27529                  Westfarms Open Country, Inc.                                                               150
27530                  Cumberland Mall Footaction, Inc.                                                             0
27531                  Eagle Ridge Footaction, Inc.                                                                 0
27532                  Almeda Footaction, Inc.                                                                      0
27533                  EASTLAND MALL FOOTACTION, INC.                                                               0
27534                  Edison Mall Footaction, Inc.                                                                 0
27535                  Topanga Footaction, Inc.                                                                     0
27536                  So. Orange Ave. Open Country, Inc.                                                           0
27537                  MELDISCO K-M 901-99 MARKET ST., PA., INC.                                               24,382
27538                  MELDISCO K-M 235 PROSPECT AVE., NJ., INC.                                               28,642
27539                  White Plains Galleria Footaction, Inc.                                                       0
27540                  Willowbrook Mall Footaction, Inc.                                                            0
27541                  MELDISCO K-M 301 NOBLE CREEK DR., IN., INC.                                                  0
27542                  HOMEWOOD, ILL., MELDISCO K-M, INC.                                                      34,901
27543                  BELLEVILLE, IL., MELDISCO K-M, INC.                                                      7,526
27544                  Madison Square Mall Footaction, Inc.                                                         0
27545                  The Plaza Footaction, Inc.                                                                   0
27546                  Rio-West Mall Footaction, Inc.                                                               0
27547                  Rock Hill Mall Footaction, Inc.                                                              0
27548                  Signal Hill Mall Footaction, Inc.                                                            0
27549                  Las Americas Footaction, Inc.                                                                0
27550                  16300 HARLEM, IL., MELDISCO K-M, INC.                                                   36,706

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27551                  CRESTWOOD, IL., MELDISCO K-M, INC.                                                      12,310
27552                  MELDISCO K-M 701 SIXTY-EIGHTH ST., MI., INC.                                            19,532
27553                  MELDISCO K-M 99 MATTHEWS DR., PA., INC.                                                 17,172
27554                  MELDISCO K-M 200 KENT LANDING, MD., INC.                                                11,544
27555                  MELDISCO K-M 19TH ST., TX., INC.                                                        15,085
27556                  COURT ST., ILL., MELDISCO K-M, INC.                                                     23,516
27557                  MELDISCO K-M 424 DAIRY RD., N.Y., INC.                                                  27,309
27558                  MELDISCO K-M 363 SO. BROADWAY, CO., INC.                                                23,128
27559                  MELDISCO K-M 400 WESTERN AVE., MA., INC.                                                28,027
27560                  MELDISCO K-M 430 W. RIDGE RD., IN., INC.                                                13,846
27561                  MELDISCO K-M 1470 NO. BRIDGE ST., OH., INC.                                             17,344
27562                  MELDISCO K-M 1487 N. HIGH ST., OH., INC.                                                14,869
27563                  MELDISCO K-M 1341 NW ST. LUCIE, FL., INC.                                                    0
27564                  MELDISCO K-M 200 WHITE HORSE PIKE, N.J., INC.                                            3,871
27565                  MELDISCO K-M 1701 W. EDGAR RD., N.J., INC.                                                   0
27566                  MELDISCO K-M 301 GARDNER FIELD RD., CA., INC.                                           10,659
27567                  MELDISCO K-M 399 TARRYTOWN RD., N.Y., INC.                                              33,296
27568                  MELDISCO K-M 500 KAMOKILA BLVD., NY., INC.                                              17,598
27569                  MELDISCO K-M 839 NEW YORK AVE., N.Y., INC.                                              29,378
27570                  MELDISCO K-M 11725 BUSTLETON AVE., PA., INC.                                            14,901
27571                  MELDISCO K-M 209 KENTLANDS BLVD., MD., INC.                                             13,483
27572                  MELDISCO K-M 5 GARDEN LANE, N.H., INC.                                                       0
27573                  MELDISCO K-M 8TH ST., FL., INC.                                                         24,026
27574                  MELDISCO K-M 1245 GERMANTOWN PARKWAY, TN., INC.                                              0
27575                  MELDISCO K-M 10331 UNIVERSITY AVE., IA., INC.                                            9,937
27576                  MELDISCO K-M 1000 NUTT ROAD, PA., INC.                                                   9,603
27577                  MELDISCO K-M 250 WEST 34TH ST., N.Y., INC.                                             111,480
27578                  MELDISCO K-M 975 FAIRMOUNT AVE., N.Y., INC.                                              8,357
27579                  MELDISCO K-M 104 DANBURY RD., CT., INC.                                                     25
27580                  MELDISCO K-M 720 CLAIRTON BLVD., PA., INC.                                               8,572
27581                  MELDISCO K-M 250 NEW ROAD, NJ., INC.                                                    18,228
27582                  MELDISCO K-M 3-10 ST. ESTATE THOMAS, V.I., INC.                                         15,768
27583                  MELDISCO K-M 770 BROADWAY, N.Y., INC.                                                   29,777
27584                  CHICAGO, IL., N. ELSTON, MELDISCO K-M, INC.                                             22,318
27585                  MELDISCO K-M 511 W. SANILAC, MI., INC.                                                  11,819
27586                  MELDISCO K-M MIDWAY PARK, N.C., INC.                                                     6,353
27587                  MELDISCO K-M 480 WEST ST., N.H., INC.                                                    1,711
27588                  MELDISCO K-M 550 FIRST COLONIAL RD., VA., INC.                                           9,412
27589                  MELDISCO K-M 655 SUNLAND PARK, TX., INC.                                                18,136
27590                  MELDISCO K-M 605 OLD COUNTRY RD., N.Y., INC.                                            17,976
27591                  MELDISCO K-M 350 GROSSMAN DR., MA., INC.                                                15,486
27592                  MELDISCO K-M 94-825 LUMININA ST., N.Y., INC.                                            24,282
27593                  MELDISCO K-M 155 TWIN CITY MALL MO., INC.                                                7,185
27594                  MELDISCO K-M 141 W. LEE HIGHWAY, VA., INC.                                                  36
27595                  MELDISCO K-M 10501 PINES BLVD., FL., INC.                                               22,433
27596                  MELDISCO K-M 987 ROUTE 6, N.Y., INC.                                                    13,395
27597                  MELDISCO K-M MITCHELL, S.D., INC.                                                        9,936
27598                  MELDISCO K-M LOS BANOS, CA., INC.                                                       13,382
27599                  MELDISCO K-M LUFKIN, TX., INC.                                                          10,088

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27600                  MELDISCO K-M LUMBERTON, N.C., INC.                                                      10,194
27601                  MELDISCO K-M LOCK HAVEN, PA., INC.                                                       8,166
27602                  MELDISCO K-M LONG BEACH, MS., INC.                                                      11,236
27603                  MELDISCO K-M LORAIN, OH., INC.                                                          12,769
27604                  MELDISCO K-M LARAMIE, WY., INC.                                                          7,032
27605                  MELDISCO K-M MALONE, N.Y., INC.                                                         11,798
27606                  MELDISCO K-M MAPLEWOOD, MO., INC.                                                       13,224
27607                  MELDISCO K-M MARKET PLACE, AL., INC.                                                     7,856
27608                  MELDISCO K-M MARSHALL, MN., INC.                                                         5,883
27609                  FOREST PARK, IL., MELDISCO K-M, INC.                                                    23,194
27610                  FAIRVIEW HEIGHTS, IL., MELDISCO K-M, INC.                                                9,748
27611                  MELDISCO K-M 875 EAST "H" ST., CA., INC.                                                19,983
27612                  MELDISCO K-M 66-26 METROPOLITAN AVE., NY., INC.                                         41,020
27613                  MELDISCO K-M MONROE, N. C., INC.                                                        12,569
27614                  MELDISCO K-M WEST 3RD ST IND INC                                                         8,603
27615                  MELDISCO K-M GROVE CITY, OH., INC.                                                      11,902
27616                  MELDISCO K-M 2828 N BROADWAY IND INC                                                     6,520
27617                  MELDISCO K-M BROOKLAWN, N.J., INC.                                                      14,900
27618                  MELDISCO K-M ROOSEVELT BLVD., PA., INC.                                                 18,328
27619                  MELDISCO K-M WEBSTER, MASS., INC.                                                       11,521
27620                  MELDISCO K-M CLARION, PA., INC.                                                          2,903
27621                  MELDISCO K-M TULLAHOMA, TENN., INC.                                                      5,660
27622                  MELDISCO K-M THORNDALE, PA., INC.                                                        6,884
27623                  EFFINGHAM, ILL., MELDISCO K-M, INC.                                                      8,396
27624                  MELDISCO K-M CLEVELAND RD., GA., INC.                                                   13,510
27625                  STEGER, ILL., MELDISCO K-M, INC.                                                        17,935
27626                  MELDISCO K-M 2500 AIRPORT THRUWAY, GA., INC.                                             7,370
27627                  MELDISCO K-M SPANISH FORK, UTAH, INC.                                                    8,995
27628                  MELDISCO K-M RHINELANDER, WISC., INC.                                                    4,599
27629                  MELDISCO K-M BARBERTON, OHIO, INC.                                                      12,442
27630                  BELVIDERE, ILL., MELDISCO K-M, INC.                                                      8,671
27631                  MELDISCO K-M MILFORD, CT., INC.                                                         17,737
27632                  MELDISCO K-M WADSWORTH, OHIO, INC.                                                       6,645
27633                  MELDISCO K-M EL PASO, TX., INC.                                                         24,863
27634                  MELDISCO K-M EPHRATA, PA., INC.                                                         14,831
27635                  MELDISCO K-M SOMERVILLE, MASS., INC.                                                    24,949
27636                  MELDISCO K-M MANDEVILLE, LA., INC                                                       25,817
27637                  MELDISCO K-M JONESBORO, ARK., INC.                                                       9,627
27638                  MELDISCO K-M HUNT RD., OHIO, INC.                                                       10,597
27639                  MELDISCO K-M LOVELAND, COLO., INC.                                                      10,272
27640                  SANDY HOLLOW RD., ILL., MELDISCO K-M, INC.                                              21,269
27641                  VERMILION ST., ILL., MELDISCO K-M, INC.                                                  8,211
27642                  STERLING, ILL., MELDISCO K-M, INC.                                                       7,283
27643                  SPRINGFIELD, ILL., MELDISCO K-M, INC.                                                    6,939
27644                  ROCKFORD, ILL., MELDISCO K-M, INC.                                                       9,829
27645                  QUINCY, ILL., MELDISCO K-M, INC.                                                        12,782
27646                  PERU TWP., ILL., MELDISCO K-M, INC.                                                      8,217
27647                  PEKIN ILL., MELDISCO K-M, INC.                                                          10,326
27648                  PALATINE, ILL., MELDISCO K-M, INC.                                                         211

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27649                  NAPERVILLE, ILL., MELDISCO K-M, INC.                                                    13,332
27650                  MILES SHOES MENDISCO K-M DYER ST., EL PASO, TEXAS, INC.                                 16,127
27651                  MELDISCO K-M FT. OGLETHORPE, GA., INC.                                                  14,098
27652                  MELDISCO K-M DEWITT, N.Y., INC.                                                          9,522
27653                  MELDISCO K-M DIVISION ST. W. VA., INC.                                                   7,428
27654                  MELDISCO K-M DONELSON, TENN, INC.                                                        9,640
27655                  MELDISCO K-M DOTHAN, ALA., INC.                                                          7,988
27656                  MELDISCO K-M DOVER, DEL., INC.                                                          12,296
27657                  MELDISCO K-M DULUTH, MINN., INC.                                                         8,800
27658                  MELDISCO K-M E. 51ST ST., OKLA., INC.                                                    5,840
27659                  MELDISCO K-M E. BALTIMORE ST., MD., INC.                                                19,066
27660                  MELDISCO K-M E. BROAD ST., ALA., INC.                                                    8,022
27661                  MELDISCO K-M E. HIGH ST., PA., INC.                                                      9,295
27662                  MELDISCO K-M E. MAIN ST., ARIZ., INC.                                                   13,637
27663                  MELDISCO K-M E. MARIPOSA RD., CA., INC.                                                 22,203
27664                  MELDISCO K-M ENGLEWOOD, OHIO, INC.                                                       6,519
27665                  MELDISCO K-M ENID, OKLA., INC.                                                           8,556
27666                  MELDISCO K-M EXTON, PA., INC.                                                            6,983
27667                  MELDISCO K-M CLEMENTON, N.J., INC.                                                      14,055
27668                  MELDISCO K-M COLISEUM BLVD N IND INC                                                    14,144
27669                  MELDISCO K-M COMSTOCK TWP., MICH., INC.                                                      0
27670                  MELDISCO K-M CONCORD AVE., CALIF., INC.                                                 16,427
27671                  MELDISCO K-M CORAOPOLIS, PA., INC.                                                       5,676
27672                  MELDISCO K-M CORONA, CALIF., INC.                                                          974
27673                  MELDISCO K-M CORUNNA, MICH., INC.                                                        9,165
27674                  MELDISCO K-M CROFTON, MD., INC.                                                          9,378
27675                  MELDISCO K-M CROMWELL, CONN., INC.                                                      16,577
27676                  MELDISCO K-M DALTON, GA., INC.                                                           8,446
27677                  MELDISCO K-M DAWSON RD., GA., INC.                                                      13,723
27678                  MELDISCO K-M DAYTON, OHIO, INC.                                                         11,723
27679                  Lafayette Feet, Inc.                                                                         0
27680                  Springfield Feet, Inc.                                                                       0
27681                  Shreveport Feet, Inc.                                                                       61
27682                  Laredo Feet, Inc.                                                                            0
27683                  Covington Feet, Inc.                                                                         0
27684                  Ft. Myers Feet, Inc.                                                                         0
27685                  Morrow Feet, Inc.                                                                            0
27686                  Mesquite Feet, Inc.                                                                          0
27687                  New Orleans Feet, Inc.                                                                       0
27688                  La Mesa Feet, Inc.                                                                           0
27689                  Tempe Feet, Inc.                                                                             0
27690                  San Diego Feet, Inc.                                                                         0
27691                  Hialeah Feet, Inc.                                                                           0
27692                  Houston Feet, Inc.                                                                           0
27693                  Almeda Feet, Inc.                                                                            0
27694                  East Towne Mall Feet, Inc.                                                                   0
27695                  Aventura Feet, Inc.                                                                          0
27696                  Oklahoma City Feet, Inc.                                                                     0
27697                  Savannah Feet, Inc.                                                                          0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27698                  Little Rock Feet, Inc.                                                                       0
27699                  Vista Feet, Inc.                                                                             0
27700                  Austell Feet, Inc.                                                                         114
27701                  West Palm Feet, Inc.                                                                         0
27702                  Brownsville Feet, Inc.                                                                       0
27703                  Hurst Feet, Inc.                                                                             0
27704                  Riverchase Feet, Inc.                                                                        0
27705                  Whitehall Feet, Inc.                                                                         0
27706                  Princeton Feet, Inc.                                                                         0
27707                  Southwest Freeway Feet, Inc.                                                                 0
27708                  Daytona Beach Feet, Inc.                                                                   161
27709                  Alpharetta Feet, Inc.                                                                        0
27710                  MELDISCO - GORD 4731 WEST LAWRENCE, WI., INC.                                                0
27711                  Desert Ridge Feet, Inc.                                                                    105
27712                  Montgomery Feet, Inc.                                                                       25
27713                  Norman Feet, Inc.                                                                            0
27714                  MELDISCO K-M MURDOCK, FL., INC.                                                         15,526
27715                  MELDISCO K-M MTN. LAUREL PLAZA, PA., INC.                                                9,300
27716                  MELDISCO K-M MISSION, TX., INC.                                                         26,950
27717                  MELDISCO K-M MILFORD, MI., INC.                                                          4,145
27718                  MELDISCO K-M MOJAVE, CA., INC.                                                          15,605
27719                  MELDISCO K-M MT. VERNON, OHIO, INC.                                                      6,978
27720                  MELDISCO K-M 560 S. JEFFERSON AVE., TN., INC.                                           12,023
27721                  MELDISCO K-M 600 N.E. BARRY RD., MO., INC.                                               4,115
27722                  MELDISCO K-M 453 E. MAIN ST., GA., INC.                                                  9,706
27723                  CHICAGO ADDISON, IL., MELDISCO K-M, INC.                                                41,656
27724                  MELDISCO K-M BAD AXE, MICH., INC.                                                        7,303
27725                  GALESBURG, ILL., MELDISCO K-M, INC.                                                     11,109
27726                  CHICAGO, ILL., MELDISCO K-M, INC.                                                       45,420
27727                  MCHENRY, IL., MELDISCO K-M , INC.                                                        9,126
27728                  CANTON, ILL., MELDISCO K-M, INC.                                                         5,330
27729                  1880 S.W. AVE., IL., MELDISCO K-M INC.                                                   6,146
27730                  MELDISCO K-M 610 ROUTE 940 PA., INC.                                                     5,989
27731                  MELDISCO K-M 5TH ST. HWY., PA., INC.                                                    18,248
27732                  MELDISCO K-M 723 3RD AVE., IN., INC.                                                    10,248
27733                  MELDISCO K-M GAYLORD, MICH., INC                                                         7,670
27734                  MELDISCO K-M RICE LAKE, WISC., INC.                                                      9,395
27735                  MELDISCO K-M 367 WASHINGTON ST., NH., INC.                                               6,533
27736                  MELDISCO K-M 625 HWY. #136, WI., INC.                                                    8,114
27737                  MELDISCO K-M 710 CHICAGO DRIVE, MI., INC.                                               11,825
27738                  MELDISCO K-M 335 E. BASELINE RD., AZ., INC.                                             32,469
27739                  MELDISCO K-M 815 E. INNES ST., NC., INC.                                                 6,840
27740                  MELDISCO K-M 830 MAIN ST., ME., INC.                                                     4,121
27741                  MELDISCO K-M 2 CAMPBELL RD. N.Y., INC.                                                  10,272
27742                  MELDISCO K-M 27TH AVE., FL., INC.                                                       13,866
27743                  MELDISCO K-M 101 TOWN & COUNTRY LANE, KY., INC.                                          6,974
27744                  MELDISCO K-M 104 WATSON GLENN SHOPPING CTR., TN., INC.                                  10,593
27745                  MELDISCO K-M 300 BRIGHTON AVE., PA., INC.                                                8,156
27746                  2700 PLAINFIELD RD., IL., MELDISCO K-M, INC.                                            12,713

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27747                  ASHLAND AVE., IL., MELDISCO K-M, INC.                                                   31,782
27748                  MELDISCO K-M 875 GREENTREE ROAD,  PA., INC.                                              5,282
27749                  MACOMB, ILL., MELDISCO K-M, INC.                                                         5,678
27750                  MELDISCO K-M 1292 INDIANA AVE., OH., INC.                                                8,378
27751                  MELDISCO K-M 1317 TUSCULUM BLVD., TN., INC.                                             10,540
27752                  MELDISCO K-M 1000 N. MAIN ST., OH., INC.                                                 6,109
27753                  MELDISCO K-M 1250 PERRY ST., MI., INC.                                                   8,610
27754                  MELDISCO K-M 103 OAK AVE., WI., INC.                                                     8,608
27755                  MELDISCO - MCE 100 ROUTE 46, NJ., INC.                                                       0
27756                  MELDISCO K-M 312 CONSTITUTION DR., VA., INC.                                             6,634
27757                  MELDISCO K-M 50TH & WADENA, MN., INC.                                                   12,992
27758                  MELDISCO K-M 1140 E. JOHN SIMS PKWY., FL., INC.                                         10,047
27759                  MELDISCO K-M 1205 FORDHAM DRIVE, INC.                                                    5,323
27760                  MILES SHOES MELDISCO MILLS AVE., GREENVILLE, S.C., INC.                                  8,729
27761                  MILES SHOES MELDISCO CENTRAL AVE., TOLEDO, OHIO, INC.                                    6,965
27762                  MILES SHOES MELDISCO CHARLOTTESVILLE, VA., INC.                                         13,639
27763                  MILES SHOES MELDISCO PATTON AVE., ASHEVILLE, N.C., INC.                                 15,954
27764                  MILES SHOES MELDISCO AMITY GARDENS, N.C., INC.                                          13,329
27765                  MILES SHOES MELDISCO WARD'S RD. LYNCHBURG, VA., INC.                                     7,826
27766                  MELDISCO K-M RANDOLPH ST., N.C., INC.                                                    5,447
27767                  MILES SHOES MELDISCO RIVERSIDE DR. DANVILLE, VA., INC.                                   8,675
27768                  MILES SHOES MELDISCO K-M 4TH AVE. CHARLESTON, W. VA., INC.                               9,674
27769                  MILES SHOES MELDISCO K-M BEECHMONT AVE., CINN., OHIO, INC.                               8,969
27770                  MILES SHOES MELDISCO CAPITAL AVE. B.C., MICH., INC.                                     11,035
27771                  MILES SHOES MELDISCO K-M WADE HAMPTON BLVD GREENVILLE, SC, INC.                          8,440
27772                  MILES SHOES MELDISCO WATERLOO, IOWA, INC.                                                8,518
27773                  MILES SHOES MELDISCO W. PL. RD., ALT., PA., INC.                                        16,009
27774                  MILES SHOES MELDISCO U.S.10 SAGINAW, MICH., INC.                                        10,052
27775                  MILES SHOES MELDISCO NAVARRE RD., OREGON, OHIO, INC.                                    12,108
27776                  MILES SHOES MELDISCO MT. MORRIS, FLINT, MICH., INC.                                     20,454
27777                  MELDISCO K-M SALISBURY, MD., INC.                                                        9,673
27778                  SHOE ZONE #8437, INC.                                                                        0
27779                  MILES SHOES MELDISCO MILLER RD., FLINT, MICH., INC.                                      8,066
27780                  MILES SHOES MELDISCO K-M WALDEN AVE., BUFF., N.Y., INC.                                 12,403
27781                  MILES SHOES MELDISCO CORONADO ALBURQUERQUE, NM., INC.                                   16,683
27782                  MILES SHOES DETTMAN RD. JACKSON MICH., INC.                                             11,835
27783                  MILES SHOES MELDISCO 4200 W. KELLOGG, WICHITA, KAN., INC.                                9,933
27784                  MILES SHOES MELDISCO BAY CITY, MICH., INC.                                              15,053
27785                  MILES SHOES MELDISCO DORT H'WAY FLINT, MICH., INC.                                      10,334
27786                  MILES SHOES MELDISCO FREEDOM DR., CHARLOTTE, N.C., INC.                                 14,091
27787                  MILES SHOES MELDISCO HOLLAND DR., SAGINAW, MICH., INC.                                       0
27788                  Gainesville Feet, Inc.                                                                       0
27789                  Kennesaw Feet, Inc.                                                                          0
27790                  Hollywood Feet, Inc.                                                                         0
27791                  Florida Mall Feet, Inc.                                                                    161
27792                  Fayetteville Feet, Inc.                                                                      0
27793                  Duluth Feet, Inc.                                                                            0
27794                  Chattanooga Feet, Inc.                                                                       0
27795                  Bannister Feet, Inc.                                                                         0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27796                  novusta Feet, Inc.                                                                           0
27797                  McAllen Feet, Inc.                                                                           0
27798                  Overland Park Feet, Inc.                                                                     0
27799                  Miami Feet, Inc.                                                                             0
27800                  Stonecrest Feet, Inc.                                                                        0
27801                  SAN YSIDRO FEET, INC.                                                                      163
27802                  San Antonio Feet, Inc.                                                                       0
27803                  Sunrise Feet, Inc.                                                                           0
27804                  The Forum at Olympia Parkway Feet, Inc.                                                      0
27805                  Altamonte Springs Feet, Inc.                                                               911
27806                  Galleria Feet, Inc.                                                                          0
27807                  Antioch Feet, Inc.                                                                           0
27808                  River Ridge Feet, Inc.                                                                       0
27809                  Quebec Square Feet, Inc.                                                                     0
27810                  Huntsville Feet, Inc.                                                                        0
27811                  Market Plaza Feet, Inc.                                                                      0
27812                  Memphis Feet, Inc.                                                                           0
27813                  MELDISCO K-M LEE'S SUMMIT, MO., INC.                                                     8,247
27814                  MELDISCO K-M MOON TOWNSHIP, PA., INC.                                                    8,645
27815                  MELDISCO K-M WILLOW ST., PA., INC.                                                      13,692
27816                  MELDISCO K-M RIVERTON, WYO., INC.                                                        7,176
27817                  MELDSICO K-M NORTHSIDE DR. E., GA., INC.                                                 7,577
27818                  MELDISCO K-M NEW SMYRNA BEACH, FLA., INC.                                                9,271
27819                  MELDISCO K-M MT. PLEASANT, PA., INC.                                                     8,094
27820                  MELDISCO K-M MAAG AVE., CA., INC.                                                       15,778
27821                  MELDISCO K-M MACON, GA., INC.                                                           11,464
27822                  Southwyck Fan Club, Inc.                                                                     0
27823                  MELDISCO K-M MADISON, N.C., INC.                                                         3,940
27824                  MELDISCO K-M MAIN ST., CA., INC.                                                        22,192
27825                  MELDISCO K-M MALL DRIVE, OH., INC.                                                       6,086
27826                  MELDISCO K-M LOS ANGELES, CA., INC.                                                     43,621
27827                  MELDISCO K-M LANCASTER, S.C., INC.                                                       5,546
27828                  MELDISCO K-M N. BROAD ST., N.C., INC.                                                    7,305
27829                  MELDISCO K-M MIDDLE ISLAND, N.Y., INC.                                                  10,030
27830                  MELDISCO K-M LUTZ, FL., INC.                                                             9,255
27831                  PARKCHESTER FOOTACTION, INC.                                                                 0
27832                  MELDISCO - BM 400 COLUMBIA CENTER, WA., INC.                                                 0
27833                  MELDISCO K-M COEUR D'ALENE, IDAHO, INC.                                                 12,709
27834                  MELDISCO K-M CLAYTON RD., CA., INC.                                                     14,334
27835                  MELDISCO K-M CHESAPEAKE, VA., INC.                                                      10,596
27836                  MELDISCO K-M CAMARILLO, CA., INC.                                                       12,488
27837                  MELDISCO K-M BROOMFIELD, COLO, INC.                                                      7,730
27838                  MELDISCO K-M BEMIDJI, MINN., INC.                                                       10,355
27839                  MELDISCO K-M BELLEVILLE, N.J., INC.                                                     32,520
27840                  MELDISCO K-M BECKLEY W. VA., INC.                                                        8,382
27841                  Security Square Mall Footaction, Inc.                                                        0
27842                  San Jacinto Footaction, Inc.                                                                 0
27843                  Salmon Run Fan Club, Inc.                                                                    0
27844                  Rockaway Open Country, Inc.                                                                  0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27845                  Rivergate Mall Footaction, Inc.                                                              0
27846                  Parmatown Fan Club, Inc.                                                                     0
27847                  Paterson Main Footaction, Inc.                                                               0
27848                  Southland Terrace Footaction, Inc.                                                           0
27849                  Southland Mall Footaction, Inc.                                                              0
27850                  Providence County Fan Club, Inc.                                                             0
27851                  Post Oak Mall Footaction, Inc.                                                               0
27852                  Pico Rivera Footaction, Inc.                                                                 0
27853                  PHILADELPHIA FOOTACTION, INC.                                                                0
27854                  Permian Mall Footaction, Inc.                                                                0
27855                  Pecanland Mall Footaction, Inc.                                                              0
27856                  Studio Village Footaction, Inc.                                                              0
27857                  Staten Island Fan Club, Inc.                                                                 0
27858                  Springfield Mall Footaction, Inc.                                                            0
27859                  Northwoods Mall Footaction, Inc.                                                             0
27860                  Swansea Fan Club, Inc.                                                                       0
27861                  Sunrise Footaction, Inc.                                                                     0
27862                  MELDISCO K-M BRADENTON, FLA., INC.                                                      13,986
27863                  MELDISCO K-M N. GRATIOT AVE., MICH., INC.                                               11,321
27864                  MELDISCO K-M CAPE CORAL, FLA., INC.                                                          0
27865                  MELDISCO K-M VERO BEACH, FLA., INC.                                                     14,095
27866                  MELDISCO K-M BATH, N.Y., INC.                                                            8,459
27867                  MELDISCO K-M JERSEY CITY, N.J., INC.                                                    36,642
27868                  LOCKPORT, ILL., MELDISCO K-M, INC.                                                       5,888
27869                  MELDISCO K-M FT. SMITH, ARK., INC.                                                      11,847
27870                  MELDISCO K-M GREENWICH, N.Y., INC.                                                       5,556
27871                  MELDISCO K-M CALHOUN, GA., INC.                                                          7,725
27872                  MELDISCO K-M GLENWOOD SPRINGS, COLO., INC.                                               5,435
27873                  MELDISCO K-M ARTESIA, N. M., INC.                                                        8,215
27874                  MELDISCO K-M XENIA, OHIO, INC.                                                           6,658
27875                  MELDISCO K-M REXBURG, IDAHO, INC.                                                        7,026
27876                  MELDISCO K-M GRAND RAPIDS, MINN., INC.                                                   8,823
27877                  MELDISCO K-M ONTARIO,CA., INC.                                                          25,883
27878                  MELDISCO K-M GRETNA, LA., INC.                                                          14,191
27879                  MELDISCO K-M SPRINGFIELD, OHIO, INC.                                                     4,578
27880                  MELDISCO K-M SHAWNEE, OKLA., INC.                                                       10,215
27881                  Summit Place Fan Club, Inc.                                                                  0
27882                  Northgate - Seattle Open Country, Inc.                                                       0
27883                  North Milwaukee Avenue Footaction, Inc.                                                      0
27884                  Newport Center Fan Club, Inc.                                                                0
27885                  Temple Footaction, Inc.                                                                      0
27886                  Tanglewood Mall R#14 Footaction, Inc.                                                        0
27887                  Media City Fan Club, Inc.                                                                    0
27888                  MEMORIAL CITY UPRISE, INC.                                                                   0
27889                  Melbourne Square Fan Club, Inc.                                                              0
27890                  Montebello Fan Club, Inc.                                                                    0
27891                  Montclair Fan Club, Inc.                                                                     0
27892                  Miami International Fan Club, Inc.                                                           0
27893                  Mesilla Valley Mall Footaction, Inc.                                                         0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27894                  Menlo Park Thom McAn, Inc.                                                                   0
27895                  Richland Mall Footaction, Inc.                                                               0
27896                  Raleigh Springs Footaction, Inc.                                                             0
27897                  The Landings Footaction, Inc.                                                                0
27898                  Wrigley Marketplace Footaction, Inc.                                                         0
27899                  Eastpoint Mall Footaction, Inc.                                                              0
27900                  Footaction Gulfgate Mall, Inc.                                                               0
27901                  White Marsh Open Country, Inc.                                                               0
27902                  ARLINGTON UPRISE, INC.                                                                       0
27903                  Wiregrass Commons Footaction, Inc.                                                           0
27904                  WOODLANDS UPRISE, INC.                                                                       0
27905                  JESSAMINE FOOTACTION, INC.                                                                   0
27906                  Jefferson Village Footaction, Inc.                                                           0
27907                  Jefferson Footaction, Inc.                                                                   0
27908                  Iverson Mall Footaction, Inc.                                                                0
27909                  Hilltop Footaction, Inc.                                                                     0
27910                  MELDISCO K-M MCALLEN, TX., INC.                                                         20,777
27911                  MELDISCO K-M MAUSTON, WI., INC.                                                          9,959
27912                  MELDISCO K-M MARTELL, CA., INC.                                                          8,203
27913                  MELDISCO K-M MARSHALLTOWN, IOWA, INC.                                                    5,446
27914                  MELDISCO K-M EUREKA, CA, INC.                                                           16,285
27915                  MELDISCO K-M EL MONTE WAY, CA., INC.                                                    17,674
27916                  MELDISCO K-M ROCKLIN, CA., INC.                                                          8,099
27917                  MELDISCO K-M NASHVILLE, TN., INC.                                                        9,036
27918                  MELDISCO K-M SCOTTS VALLEY, CA., INC.                                                   10,879
27919                  MELDISCO K-M N. CHINA LAKE BLVD., CA., INC.                                              7,460
27920                  MELDISCO K-M METROTECH DR., VA., INC.                                                   10,172
27921                  MELDISCO K-M NATCHEZ, MS., INC.                                                          7,222
27922                  MELDISCO K-M FREEDOM, CALIF., INC.                                                      18,721
27923                  MELDISCO K-M GEORGETOWN, KY., INC.                                                       5,480
27924                  MELDISCO K-M FAUKNER RD., CA., INC.                                                     12,509
27925                  MELDISCO K-M FRANKLIN, N.C., INC.                                                        8,826
27926                  MELDISCO K-M GENERAL BOOTH BLVD., VA., INC.                                              4,639
27927                  MELDISCO K-M ROANOKE, VA., INC.                                                          8,881
27928                  MELDISCO K-M NASHUA, NH., INC.                                                             330
27929                  MELDISCO - MCE 630 OLD COUNTRY RD., NY., INC.                                                0
27930                  MELDISCO K-M SAN GERMAN, P.R., INC.                                                     27,591
27931                  MELDISCO K-M SEBRING, FLA., INC.                                                        14,322
27932                  MELDISCO K-M SEMINOLE, FLA., INC.                                                       11,894
27933                  MELDISCO K-M ERIE HWY., OH., INC.                                                       13,828
27934                  MELDISCO K-M FAIRMONT, MN., INC.                                                         5,828
27935                  MELDISCO K-M DOUGLAS AVE., WI., INC.                                                     9,848
27936                  MELDISCO K-M DUNDAS, MN., INC.                                                           7,257
27937                  MELDISCO K-M DURHAM, NC., INC.                                                           8,038
27938                  MELDISCO K-M EDGEWOOD, PA., INC.                                                         8,513
27939                  MELDISCO K-M DESERT HOT SPRINGS, CA., INC.                                              16,586
27940                  MELDISCO K-M FONTANA, CA., INC.                                                         23,153
27941                  MILES MELDISCO K-M CAPITAL DR., WISC., INC.                                              7,641
27942                  MELDISCO K-M DELL RANGE BLVD., WY., INC.                                                 6,772

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27943                  MELDISCO K-M DEVILS LK., N.D., INC.                                                      8,850
27944                  MELDISCO K-M ELKO, NV., INC.                                                             7,845
27945                  MILES MELDISCO K-M BRAGG BLVD., N.C., INC.                                               9,662
27946                  MILES MELDISCO K-M STONE-ROSE, N.C., INC.                                               11,102
27947                  MELDISCO K-M SAN MATEO, CA., INC.                                                       26,479
27948                  MELDISCO K-M SANTA BARBARA, CA., INC.                                                   26,515
27949                  MELDISCO K-M SCOTT DEPOT, WV., INC.                                                      7,903
27950                  MELDISCO K-M MEDFORD, WI., INC.                                                         11,105
27951                  MELDISCO K-M MERAUX, LA., INC.                                                          19,647
27952                  MELDISCO K-M ROSEBURG, OR., INC.                                                         9,433
27953                  MELDISCO K-M N. COLUMBIA, GA., INC.                                                      6,131
27954                  MELDISCO K-M S. MADISON AVE., GA., INC.                                                  8,120
27955                  MELDISCO K-M N. COURT ST., OH., INC.                                                     8,395
27956                  MONTGOMERY, IL., MELDISCO K-M, INC.                                                     19,082
27957                  Eastland-Columbus Footaction, Inc.                                                           0
27958                  Seminary South Footaction, Inc.                                                              0
27959                  Regency Square Footaction, Inc.                                                              0
27960                  Elizabeth Footaction, Inc.                                                                   0
27961                  Baton Rouge Footaction, Inc.                                                                 0
27962                  Coddingtown Footaction, Inc.                                                                 0
27963                  Florin Center Footaction, Inc.                                                               0
27964                  Arsenal Footaction, Inc.                                                                     0
27965                  Florida Mall Footaction, Inc.                                                                0
27966                  Bakersfield Footaction, Inc.                                                                 0
27967                  Beaver Mall Footaction, Inc.                                                                 0
27968                  Woodland Hills Footaction, Inc.                                                              0
27969                  Greenmount Footaction, Inc.                                                                  0
27970                  Mccreeless Mall Footaction, Inc.                                                             0
27971                  North Riverside Fan Club, Inc.                                                               0
27972                  Northgate - Durham Footaction, Inc.                                                          0
27973                  Brunswick Square Footaction, Inc.                                                            0
27974                  Burlington Center (N.J.) Footaction, Inc.                                                    0
27975                  Colonial Heights Footaction, Inc.                                                            0
27976                  CENTURY FOOTACTION, INC.                                                                     0
27977                  Southland-Hayward Footaction, Inc.                                                           0
27978                  Coral Square Footaction, Inc.                                                              161
27979                  Ross Park Mall Footaction, Inc.                                                              0
27980                  Braintree Footaction, Inc.                                                                   0
27981                  Belden Footaction, Inc.                                                                      0
27982                  Brazos Mall Footaction, Inc.                                                                 0
27983                  Granger Footaction, Inc.                                                                     0
27984                  Greenbrier Mall Footaction, Inc.                                                             0
27985                  Tacoma Mall Footaction, Inc.                                                                25
27986                  Cheltenham Square Footaction, Inc.                                                           0
27987                  Oxford Valley Mall Footaction, Inc.                                                          0
27988                  MELDISCO - MCE 500 GARDEN STATE PLAZA, NJ., INC.                                             0
27989                  Southern Park Footaction, Inc.                                                               0
27990                  Shannon Footaction, Inc.                                                                     0
27991                  Pearlridge Footaction, Inc.                                                                  0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

27992                  Orange Park (FLA.) Footaction, Inc.                                                         80
27993                  Midland Park Footaction, Inc.                                                                0
27994                  Ridgedale Fan Club, Inc.                                                                     0
27995                  Peabody Open Country, Inc.                                                                   0
27996                  Chicago Ridge Footaction                                                                     0
27997                  Menlo Park Fan Club, Inc.                                                                    0
27998                  Merritt Island Footaction. Inc.                                                              0
27999                  Md., Wheaton Footaction, Inc.                                                                0
28000                  Biltmore Square Footaction, Inc.                                                             0
28001                  Harlem-Irving Footaction, Inc.                                                             332
28002                  Ingram Park Footaction, Inc.                                                                 0
28003                  Macon Mall Footaction, Inc.                                                                  0
28004                  Virginia Center Commons Footaction, Inc.                                                     0
28005                  Miami Flagler Footaction, Inc.                                                             161
28006                  CT Post Fan Club, Inc.                                                                       0
28007                  Covina (Cal.) Footaction, Inc.                                                               0
28008                  Christiana Footaction, Inc.                                                                  0
28009                  Manassas Footaction                                                                          0
28010                  Governor's Square Footaction, Inc.                                                         161
28011                  Sunland Park Footaction, Inc.                                                                0
28012                  Denton Footaction, Inc.                                                                      0
28013                  Broadway Footaction, Inc.                                                                    0
28014                  Cutler Ridge Mall Footaction, Inc.                                                           0
28015                  MELDISCO K-M CHEMLSFORD, MASS., INC.                                                     2,514
28016                  MELDISCO K-M CHALKVILLE MTN. RD., AL., INC.                                              6,594
28017                  MELDISCO K-M CHAGRIN FALLS, OH., INC.                                                    8,827
28018                  MELDISCO K-M CARROLL, IOWA, INC.                                                         5,713
28019                  MELDISCO K-M CANTON, GA., INC.                                                          12,434
28020                  MELDISCO K-M CAMDEN, S.C., INC.                                                          2,629
28021                  MELDISCO K-M BREVARD RD., N.C., INC.                                                    13,174
28022                  MELDISCO K-M BRIGHTON, COLO., INC.                                                       9,230
28023                  MELDISCO K-M BRYAN, OHIO, INC.                                                           6,777
28024                  MELDISCO K-M BUFORD, GA., INC.                                                          15,706
28025                  MELDISCO K-M BURBANK, CA., INC.                                                         22,653
28026                  MELDISCO K-M AUSTIN, MINN., INC.                                                        11,501
28027                  MELDISCO K-M ATWATER, CA., INC.                                                         13,573
28028                  MELDISCO K-M ATTLEBORO FALLS, MASS., INC.                                               21,482
28029                  MELDISCO K-M BURTON LANE, IN., INC.                                                      7,264
28030                  MELDISCO K-M BURLINGTON, WI., INC.                                                       8,357
28031                  MELDISCO K-M BURLINGTON, WA., INC.                                                      11,937
28032                  MELDISCO K-M BURLINGTON PIKE, KY., INC.                                                  9,777
28033                  MELDISCO K-M CALLAWAY, FLA., INC.                                                        7,663
28034                  MELDISCO K-M BUTTE, MT., INC.                                                            6,368
28035                  MELDISCO K-M CHESTER, VA., INC.                                                         10,667
28036                  MELDISCO K-M BLUEFIELD, W.VA., INC.                                                      6,689
28037                  MELDISCO K-M BONITA SPRINGS, FL., INC.                                                  15,510
28038                  MELDISCO K-M AMERICAN FORK, UT., INC.                                                    9,359
28039                  MELDISCO K-M ANOKA, MN., INC.                                                           12,513
28040                  MELDISCO K-M APPLE VALLEY, CA., INC.                                                    13,169

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28041                  MELDISCO K-M ARECIBO, PR., INC.                                                         35,527
28042                  MELDISCO K-M ARROYO GRANDE, CA., INC.                                                   12,298
28043                  MELDISCO K-M ASHTABULA, OHIO, INC.                                                      12,861
28044                  MELDISCO K-M ATASCADERO, CA., INC.                                                      16,895
28045                  MELDISCO K-M BLACKSBURG, VA., INC.                                                       3,646
28046                  MELDISCO K-M BIG BEAR LAKE, CA., INC.                                                   17,292
28047                  MELDISCO K-M BELLEVIEW, FL., INC.                                                       18,291
28048                  MELDISCO K-M BELL AVE., WI., INC.                                                       12,438
28049                  MELDISCO K-M BANNING, CA., INC.                                                         19,604
28050                  MELDISCO K-M CHESTERTON IND INC                                                          6,263
28051                  MELDISCO K-M BALLWIN, MO., INC.                                                          7,004
28052                  MELDISCO K-M ASHEVILLE, N.C., INC.                                                       5,940
28053                  MELDISCO K-M NEW ALBANY IN INC                                                          10,433
28054                  MELDISCO K-M SPRINGFIELD, VA., INC.                                                     12,147
28055                  MELDISCO K-M RICHFIELD, UT., INC.                                                        7,080
28056                  MELDISCO K-M ST. PETERSBURG, FLA., INC.                                                 10,800
28057                  MELDISCO K-M RICHFIELD, MINN., INC.                                                      7,348
28058                  MELDISCO K-M WILLMAR, MINN., INC.                                                        6,955
28059                  MELDISCO K-M MAULDIN, S.C., INC.                                                         6,930
28060                  MELDISCO K-M WARREN, PA., INC.                                                           7,125
28061                  MELDISCO K-M FORT PAYNE, ALA., INC.                                                      5,585
28062                  MELDISCO K-M GALLIPOLIS, OHIO, INC.                                                      6,542
28063                  MELDISCO K-M PORT ORANGE, FLA., INC.                                                     9,214
28064                  MELDISCO K-M KATELLA AVE., CA., INC.                                                    19,337
28065                  MELDISCO K-M SAN JOSE BLVD., FLA., INC.                                                 10,606
28066                  MELDISCO K-M SOMERSET, N.J., INC.                                                       15,547
28067                  MELDISCO K-M INDIANA, PA., INC.                                                          6,671
28068                  MELDISCO K-M OAKDALE, MINN., INC.                                                       11,185
28069                  MELDISCO K-M ITHACA, N.Y., INC.                                                          5,776
28070                  MELDISCO K-M SOMERSET, KY., INC.                                                        13,463
28071                  MELDISCO K-M TEMPLE TERRACE, FLA., INC.                                                 19,024
28072                  MELDISCO K-M UNION LAKE, MICH., INC.                                                     8,412
28073                  MELDISCO K-M 5200 GLADIOLUS, DR., FLA., INC.                                            26,088
28074                  MELDISCO K-M DUBOIS, PA., INC.                                                           9,319
28075                  MELDISCO K-M TUCUMCARI, N. M., INC.                                                      7,493
28076                  MELDISCO K-M HIGH POINT, N.C., INC.                                                      7,242
28077                  MELDISCO K-M BAXTER, MINN., INC.                                                             0
28078                  MELDISCO K-M DEPTFORD, N.J., INC.                                                        7,312
28079                  MELDISCO K-M PALM BAY, FLA., INC.                                                       17,951
28080                  MELDISCO K-M SPRINGDALE, ARK., INC.                                                      8,399
28081                  MELDISCO K-M PHILADELPHIA, PA., INC.                                                    17,308
28082                  MELDISCO K-M LODI, N.J., INC.                                                           23,235
28083                  MELDISCO K-M CHEHALIS, WASH., INC.                                                       8,607
28084                  MELDISCO K-M BRADFORD, PA., INC.                                                             0
28085                  MELDISCO K-M CARY, N.C., INC.                                                            8,048
28086                  MELDISCO K-M CLIFTON HEIGHTS, PA., INC.                                                 14,179
28087                  MELDISCO K-M LODI, CA., INC.                                                            12,884
28088                  MELDISCO K-M TORRINGTON, CONN., INC.                                                    10,123
28089                  MELDISCO K-M DICKSON, TENN., INC.                                                        7,431

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28090                  MELDISCO K-M CULLMAN, ALA., INC.                                                         6,919
28091                  MELDISCO K-M NORTH BLVD., N.C., INC.                                                     7,373
28092                  MELDISCO K-M ROUTE 10, MISS., INC.                                                       9,983
28093                  MELDISCO K-M OREGON AVE., PA., INC.                                                     24,338
28094                  MELDISCO K-M GOODLETTSVILLE, TN., INC.                                                   8,299
28095                  MELDISCO K-M BENSALEM, PA., INC.                                                        13,709
28096                  MELDISCO K-M N. TYLER ST., KS., INC.                                                     7,760
28097                  MELDISCO K-M PENSACOLA, FLA., INC.                                                       7,165
28098                  WEST FRANKFORT, ILL., MELDISCO K-M, INC.                                                 4,970
28099                  MELDISCO K-M RAINBOW CITY, ALA., INC.                                                    4,538
28100                  MELDISCO K-M MISSION BELL, FLA., INC.                                                        0
28101                  MELDISCO K-M ATHENS, ALA., INC.                                                          5,792
28102                  MELDISCO K-M INDIANAPOLIS IN INC                                                         8,787
28103                  MELDISCO K-M LAYTON, UT., INC.                                                          12,726
28104                  MELDISCO K-M JASPER, ALA., INC.                                                          5,117
28105                  MELDISCO K-M SAN YSIDRO, CALIFORNIA., INC.                                              41,434
28106                  MELDISCO K-M HWY 51 N WISC., INC.                                                       11,934
28107                  MELDISCO K-M PINOLE, CA., INC.                                                          22,483
28108                  MELDISCO K-M GARFIELD, MICH., INC.                                                      11,092
28109                  MELDISCO K-M INTERNATIONAL FALLS, MN., INC.                                              7,172
28110                  MELDISCO K-M LOGAN, UTAH., INC.                                                          9,741
28111                  MELDISCO K-M AUBURN, CA., INC.                                                          11,171
28112                  MELDISCO K-M LEECHBURG, PA., INC.                                                        6,873
28113                  MELDISCO K-M PORTLAND, TX., INC.                                                        17,057
28114                  MELDISCO K-M STREETSBORO, OH., INC.                                                      7,258
28115                  MELDISCO K-M SEVIERVILLE, TN., INC.                                                      8,363
28116                  MELDISCO K-M CONNEAUT, OH., INC.                                                         5,931
28117                  MELDISCO K-M MADISON, OHIO, INC.                                                         7,757
28118                  MELDISCO K-M GAS CITY IND INC                                                            6,937
28119                  MELDISCO K-M MARINE CITY, MI., INC.                                                      9,520
28120                  MELDISCO K-M ATLANTIC, IOWA, INC.                                                        4,014
28121                  MELDISCO K-M WINTER PARK, FLA., INC.                                                    15,777
28122                  MELDISCO K-M WAVELAND, MISS., INC.                                                       7,142
28123                  MELDISCO K-M ROSS CLARK CIRCLE, ALA., INC.                                               6,319
28124                  MELDISCO K-M RUSSELLVILLE, ARK., INC.                                                    4,917
28125                  MELDISCO K-M OTTUMWA, IOWA, INC.                                                         6,690
28126                  MELDISCO K-M MARYSVILLE, WA., INC.                                                       9,453
28127                  MELDISCO K-M OMAHA, NEB., INC.                                                           6,463
28128                  MELDISCO K-M BUSINESS SPUR, MICH., INC.                                                 10,869
28129                  MELDISCO K-M PIQUA, OHIO, INC.                                                           5,153
28130                  MELDISCO K-M MAYSVILLE, KY., INC                                                         9,616
28131                  WASHINGTON, ILL., MELDISCO K-M, INC.                                                     5,551
28132                  Colonial Feet, Inc.                                                                          0
28133                  Laurel Centre Footaction, Inc.                                                               0
28134                  Irving Footaction, Inc.                                                                      0
28135                  Carolina Footaction, Inc.                                                                    0
28136                  Canal and Bourbon St. Footaction, Inc.                                                       0
28137                  Longview Footaction, Inc.                                                                    0
28138                  Bonita Lakes Footaction, Inc.                                                                0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28139                  novusta Mall Footaction, Inc.                                                                0
28140                  Eatontown Open Country, Inc.                                                                 0
28141                  CARY FOOTACTION, INC.                                                                        0
28142                  East Towne Mall Footaction, Inc.                                                             0
28143                  Basset Center Footaction, Inc.                                                               0
28144                  Raceway Fan Club, Inc.                                                                       0
28145                  Carousal Center Footaction, Inc.                                                             0
28146                  Colonial Park Footaction, Inc.                                                               0
28147                  Avenida Norte Footaction, Inc.                                                               0
28148                  Bradley Square Footaction, Inc.                                                              0
28149                  DEPTFORD FOOTACTION, INC.                                                                    0
28150                  Eastridge Mall Footaction, Inc.                                                              0
28151                  Trumbull Park Fan Club, Inc.                                                                75
28152                  Southpark Footaction, Inc.                                                                   0
28153                  Valley Hills Footaction, Inc.                                                                0
28154                  West Oaks Footaction, Inc.                                                                   0
28155                  Northwest Footaction, Inc.                                                                   0
28156                  Village Mall Footaction, Inc.                                                                0
28157                  Vintage Faire Footaction, Inc.                                                               0
28158                  Redondo Beach Footaction, Inc.                                                               0
28159                  River Ridge Mall Footaction, Inc.                                                            0
28160                  Charlottesville Fashion Sq. Footaction, Inc.                                                 0
28161                  MILES MELDISCO K-M GARDEN CITY, MICH., INC.                                             24,492
28162                  MILES MELDISCO K-M IOWA ST., CALIF., INC.                                               17,456
28163                  LOVES PARK, ILL., MELDISCO K-M, INC.                                                         0
28164                  MELDISCO K-M AURORA, COLO., INC.                                                        37,575
28165                  MILES MELDISCO K-M EVERETT, WASH., INC.                                                 16,565
28166                  MILES MELDISCO K-M FILMORE COLORADO, INC.                                               16,475
28167                  MILES MELDISCO K-M FITCHBURG MA, INC.                                                   13,759
28168                  MILES MELDISCO K-M FLORISSANT, MO., INC.                                                14,556
28169                  MILES MELDISCO K-M FORT COLLINS, COLO., INC.                                             6,515
28170                  MILES MELDISCO K M FORT WAYNE IND INC                                                   11,428
28171                  MILES MELDISCO K-M FRUITVILLE, PA., INC.                                                15,479
28172                  Eastgate Footaction, Inc.                                                                    0
28173                  Dolphin Mall Footaction, Inc.                                                              161
28174                  MILES MELDISCO K-M FT LAUDERDALE INC                                                    25,119
28175                  MELDISCO K-M AUBURN, MAINE, INC.                                                        11,482
28176                  MELDISCO K-M ALBANY, ORE., INC.                                                          9,673
28177                  MELDISCO K-M ANNANDALE, VA., INC.                                                       32,389
28178                  MELDISCO K-M 6101 NORTH MILITARY, VA., INC.                                             12,955
28179                  MELDISCO K-M 3610 PECK RD., CA., INC.                                                        0
28180                  MELDISCO K-M 6015 CYPRUS GARDENS BLVD., FL., INC.                                       13,899
28181                  MELDISCO K-M 1998 BRUCKNER BLVD., NY., INC.                                             41,185
28182                  MELDISCO K-M 2280 OCEAN AVE., N.Y., INC.                                                30,022
28183                  MELDISCO K-M 2643 PONCE BY-PASS, NY., INC.                                              36,348
28184                  MELDISCO K-M 3247 W. MINERAL KING AVE., CA., INC.                                       14,026
28185                  MELDISCO K-M 3901 HOLLAND RD., VA., INC.                                                13,270
28186                  MELDISCO K-M 4651 SO. U.S. HWY. 41, IN., INC.                                           15,829
28187                  MELDISCO K-M 4340 OKEECHOBEE BLVD., FL., INC.                                           27,259

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28188                  MELDISCO K-M 4023 S. NOLAND, MO., INC.                                                  17,197
28189                  MELDISCO K-M 3901 LEMAY FERRY RD., MO., INC.                                            14,081
28190                  MELDISCO K-M 1745 QUENTIN, PA., INC.                                                     7,013
28191                  MELDISCO K-M 3101 S. GLENSTONE, MO., INC.                                               10,790
28192                  MELDISCO K-M 8730 RIO, CA., INC.                                                             0
28193                  MELDISCO K-M 8571 RIVERS AVE., S.C., INC.                                               12,676
28194                  MELDISCO K-M 4855 SUMMIT RIDGE, NV., INC.                                               11,274
28195                  MELDISCO K-M 5590 MABLETON PKWY., GA., INC.                                             13,087
28196                  MELDISCO K-M 5750 NW 183RD ST., FL., INC.                                                  225
28197                  MELDISCO K-M 2900 BELLFLOWER BLVD., CA., INC.                                           18,025
28198                  MELDISCO K-M 2855 DUNN RD., MO., INC.                                                   12,433
28199                  MELDISCO K-M 2999 SW 32ND AVE., FL., INC.                                                    0
28200                  MELDISCO K-M 7501 WEST WASHINGTON, NV., INC.                                            20,000
28201                  MELDISCO K-M 3000 ISLAND AVE., PA., INC.                                                12,596
28202                  MELDISCO K-M 2940 VETERANS BLVD., LA., INC.                                             28,738
28203                  MELDISCO K-M 26100 GRATIOT AVE., MICH., INC.                                            32,259
28204                  MELDISCO K-M 25301 ROCKAWAY BLVD., NY., INC.                                            29,118
28205                  MELDISCO K-M 12713 TAMIAMI, FL., INC.                                                   14,132
28206                  MELDISCO K-M 8800 FRANKFORD AVE., PA., INC.                                             12,382
28207                  MELDISCO K-M 20900 SO. MAIN ST., CA., INC.                                              43,811
28208                  MELDISCO K-M BRONX, N.Y., INC.                                                          55,236
28209                  MELDISCO K-M BRANSON, MO., INC.                                                         16,223
28210                  MELDISCO K-M BISHOP, CA., INC.                                                          15,875
28211                  MELDISCO K-M BLYTHE, CA., INC.                                                          10,736
28212                  MELDISCO K-M BELL RD., AZ., INC.                                                        14,034
28213                  MELDISCO K-M 7055 E. BROADWAY, AZ., INC.                                                27,596
28214                  MELDISCO K-M BURNSVILLE, MINN., INC.                                                    10,377
28215                  MELDISCO K-M BEDFORD IND INC                                                             5,150
28216                  MELDISCO K-M BAYAMON, PR., INC.                                                         49,183
28217                  MELDISCO K-M BATAVIA, N.Y., INC.                                                        11,025
28218                  MELDISCO K-M 3808 BRADY ST., IA., INC.                                                  12,008
28219                  MELDISCO K-M 3800 OAKWOOD BLVD., FL., INC.                                              30,090
28220                  MELDISCO K-M 3625 E. 18TH ST., CA., INC.                                                10,648
28221                  MELDISCO K-M BEAVER FALLS, PA., INC.                                                     6,115
28222                  MELDISCO K-M ANNAPOLIS, MD., INC.                                                       12,623
28223                  MELDISCO K-M AMHERST, OHIO, INC.                                                        19,959
28224                  MELDISCO K-M AMES, IOWA, INC.                                                            6,651
28225                  MELDISCO K-M ALPENA, MICH, INC.                                                         12,645
28226                  MELDISCO K-M ALLEGANY, N.Y., INC.                                                        8,750
28227                  MELDISCO K-M BARTOW RD., FLA., INC.                                                          0
28228                  MELDISCO K-M 8000 VICTOR PITTSFORD RD., N.Y., INC.                                      12,982
28229                  Lakeforest Fan Club, Inc.                                                                    0
28230                  Hanford Fan Club, Inc.                                                                       0
28231                  Greece Town Mall Fan Club, Inc.                                                              0
28232                  Fox Valley Footaction, Inc.                                                                  0
28233                  Boulevard Mall Fan Club, Inc.                                                                0
28234                  Harrisburg East Footaction, Inc.                                                             0
28235                  Hattisburg Footaction, Inc.                                                                  0
28236                  Haywood Footaction, Inc.                                                                     0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28237                  Hulen Footaction, Inc.                                                                       0
28238                  INDEPENDENCE MALL FOOTACTION, INC.                                                           0
28239                  Regency Square Footaction, Inc.                                                              0
28240                  Serramonte Footaction, Inc.                                                                  0
28241                  Park City Footaction, Inc.                                                                   0
28242                  Prince George's Footaction, Inc.                                                             0
28243                  Prien Lake Footaction, Inc.                                                                  0
28244                  MELDISCO/PAY LESS HINES, OR., INC.                                                           0
28245                  Palm Beach Footaction, Inc.                                                                  0
28246                  Ocala Footaction, Inc.                                                                     161
28247                  Oxmoor Center Footaction, Inc                                                                0
28248                  Cortana Footaction, Inc.                                                                     0
28249                  Emerald Square Footaction, Inc.                                                              0
28250                  Fairlane Footaction, Inc.                                                                    0
28251                  Oakwood Footaction, Inc.                                                                     0
28252                  Cherry Hill Footaction, Inc.                                                                 0
28253                  Cloverleaf Footaction, Inc.                                                                  0
28254                  Coronado Center Footaction, Inc.                                                             0
28255                  PLaza del Caribe Footaction, Inc.                                                            0
28256                  MILES MELDISCO K-M LINDBERGH ST. LOUIS, INC.                                            13,266
28257                  MELDISCO K-M W. COVINA, CA., INC.                                                       25,885
28258                  MELDISCO K-M APPLE AVE., MICH., INC.                                                    20,364
28259                  MELDISCO K-M REDWOOD CITY, CA., INC.                                                    28,196
28260                  MELDISCO K-M HOUMA, LA., INC.                                                           11,894
28261                  MELDISCO K-M MIDLAND, MICH., INC.                                                        9,357
28262                  LANSING, ILL., MELDISCO K-M, INC.                                                       13,594
28263                  MELDISCO K-M BEACON WOODS DR., FLA., INC.                                               15,384
28264                  MELDISCO K-M VINELAND, N.J., INC.                                                       17,738
28265                  MELDISCO K-M POCATELLO, INC.                                                             8,710
28266                  MELDISCO K-M FT. MYERS, FLA., INC                                                       22,877
28267                  MELDISCO K-M TEMPLE CITY, CA., INC.                                                     24,491
28268                  MELDISCO K-M CUDAHY, CALIF., INC.                                                       35,116
28269                  ROCK ISLAND, ILL., MELDISCO K-M, INC.                                                    7,911
28270                  MELDISCO K-M LITTLE CREEK RD., VA., INC.                                                 7,771
28271                  MELDISCO K-M BRIGHTON, MICH., INC.                                                           0
28272                  MELDISCO K-M LAPEER, MICH., INC.                                                        12,739
28273                  MELDISCO K-M FT. PIERCE, FLA., INC.                                                     13,797
28274                  MELDISCO K-M JACKSONVILLE, N.C., INC.                                                    9,317
28275                  SHERIDAN RD., ILL., MELDISCO K-M, INC.                                                  15,377
28276                  MELDISCO K-M SEDALIA, MO., INC.                                                          7,264
28277                  MELDISCO K-M DRAYTON PLAINS, MICH., INC.                                                15,637
28278                  MELDISCO K-M FOSTORIA, OHIO, INC.                                                        5,650
28279                  MELDISCO K-M CITRUS HEIGHTS, CA., INC.                                                  14,719
28280                  MELDISCO K-M ALAMOGORDO, N.M., INC.                                                      7,420
28281                  MELDISCO K-M CASA GRANDE, ARIZ., INC.                                                        0
28282                  MELDISCO K-M MADISONVILLE, KY., INC.                                                     5,737
28283                  MELDISCO K-M WARSAW IND INC                                                              9,757
28284                  MELDISCO K-M OWNESBORO, KY., INC.                                                        8,560
28285                  MELDISCO K-M ELWOOD IND INC                                                              6,133

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28286                  MELDISCO K-M MT. AIRY, N.C., INC.                                                        5,306
28287                  MELDISCO K-M OLATHE, KS., INC.                                                          10,248
28288                  MELDISCO K-M ORANGE PARK, FLA., INC.                                                    12,589
28289                  MELDISCO K-M DECATUR, ALA., INC.                                                        10,578
28290                  MELDISCO K-M FT. MORGAN, COLO., INC.                                                     6,574
28291                  MELDISCO K-M ENOLA, PA., INC.                                                            9,643
28292                  MELDISCO K-M FRONT ROYAL, VA., INC.                                                     10,374
28293                  MELDISCO K-M BALTIMORE CITY, MD., INC.                                                  10,666
28294                  MELDISCO K-M PALMETTO PK. RD., FLA., INC.                                               16,356
28295                  MELDISCO K-M WICHITA, KS., INC.                                                          8,633
28296                  MELDISCO K-M CLAY, N.Y., INC.                                                            6,364
28297                  MELDISCO K-M GARDENDALE, ALA., INC.                                                      7,622
28298                  MELDISCO K-M PANAMA CITY, FLA., INC.                                                    10,295
28299                  MELDISCO K-M COVINGTON, VA., INC.                                                        4,608
28300                  MELDISCO K-M HARLINGEN, TX., INC.                                                       21,466
28301                  MELDISCO K-M REDLANDS, CA., INC.                                                        15,860
28302                  MELDISCO K-M ESCANABA, MICH., INC.                                                       7,180
28303                  MELDISCO K-M TRAVERSE CITY, MICH., INC.                                                 12,781
28304                  MELDISCO K-M GREECE, N.Y., INC.                                                         12,496
28305                  MILES MELDISCO K-M SANDY BLVD., ORE., INC.                                              13,975
28306                  MILES MELDISCO K-M SANTA MARIA, CALIF., INC.                                            12,775
28307                  MILES MELDISCO K-M ST. CLAIR SHORES, INC.                                               21,322
28308                  MILES MELDISCO K-M SAHARA AVE., NEVADA, INC.                                            33,172
28309                  MILES MELDISCO K-M SACRAMENTO, CALIF., INC.                                             19,787
28310                  MILES MELDISCO K-M SAN DIEGO, CALIF., INC.                                                 906
28311                  MILES MELDISCO K-M SALT LAKE CITY UTAH INC.                                              9,539
28312                  MILES MELDISCO K-M SOUTH BEND, IND., INC.                                                    0
28313                  MILES MELDISCO K-M ROSWELL RD., GA., INC.                                               21,086
28314                  MILES MELDISCO K-M SOUTH FORKS, N.D., INC.                                              13,654
28315                  MILES MELDISCO K-M SALEM, N. H., INC.                                                   14,170
28316                  MILES MELDISCO K-M SPRAGUE AVE., WASH., INC.                                            14,326
28317                  MILES MELDISCO K-M SHADELAND IND INC                                                    17,335
28318                  MILES MELDISCO K-M SHERMAN WAY, CALIF., INC.                                            37,603
28319                  MILES MELDISCO K-M SIOUX FALLS S.D., INC.                                               12,572
28320                  MILES MELDISCO K-M SO MADISON AVE IND INC                                               17,935
28321                  MILES MELDISCO K-M WESTERN OR. PK., N.Y., INC.                                               0
28322                  MILES MELDISCO K-M WAWATOSA, WISC., INC.                                                15,863
28323                  MILES MELDISCO K-M SCOTIA, N.Y., INC.                                                    7,393
28324                  MILES MELDISCO K-M SCHOENHERR, MICH., INC.                                              16,656
28325                  MILES MELDISCO K-M SCHENECTADY RD., N.Y., INC.                                          10,499
28326                  MILES MELDISCO K-M SAVANNAH DR., GA., INC.                                              11,480
28327                  MILES MELDISCO K-M STOCKTON, CAL., INC.                                                 16,092
28328                  MILES MELDISCO K-M STATE KANSAS CITY, KAN., INC.                                        15,061
28329                  MILES MELDISCO K-M ROSERY RD FLA INC                                                    11,758
28330                  MILES MELDISCO K-M ROCHESTER, MINN., INC.                                               11,813
28331                  MILES MELDISCO K-M SEMORAN BLVD., FLA., INC.                                            20,394
28332                  MILES MELDISCO K-M SCOTTSDALE, ARIZ., INC.                                              12,985
28333                  MILES MELDISCO K-M STOW, OHIO, INC.                                                      8,830
28334                  MILES MELDISCO K-M TAMPA FLA INC                                                        15,520

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28335                  MILES MELDISCO K-M TARENTUM RD., PA., INC.                                              12,037
28336                  MILES MELDISCO K-M TILGHAM ST., PA., INC.                                               11,453
28337                  MILES MELDISCO K-M THOUSAND OAKS, CALIF., INC.                                               0
28338                  MILES MELDISCO K-M TAYLORSVILLE, KY., INC.                                              14,272
28339                  MILES MELDISCO K-M TEXAS ST., CALIF., INC.                                              15,138
28340                  MILES MELDISCO K-M W. EVANS, ST., S.C., INC.                                             6,303
28341                  MILES MELDISCO K-M VENTURA, CAL., INC.                                                  12,984
28342                  MILES MELDISCO K-M VERSAILLES, PA., INC.                                                 9,802
28343                  MILES MELDISCO K-M VIVIAN, MO., INC.                                                    11,683
28344                  MILES MELDISCO K-M VOLUSIA AVE., FLA., INC.                                             15,960
28345                  MILES MELDISCO K-M TAYLOR, MICH., INC.                                                  25,336
28346                  MILES MELDISCO K-M TROY, MICH., INC.                                                    15,039
28347                  MILES MELDISCO K-M UNIVERSITY DR., N.D., INC.                                           10,474
28348                  MILES MELDISCO K-M URBANDALE, IOWA, INC.                                                 7,726
28349                  MILES MELDISCO K-M W 1400 S UTAH INC.                                                   14,908
28350                  MELDISCO K-M  MANISTEE, MICH., INC.                                                     17,553
28351                  MELDISCO K-M BALTIMORE, MD., INC.                                                       11,648
28352                  MILES MELDISCO K-M YPSILANTI, MICH., INC.                                                8,302
28353                  MILES MELDISCO K-M YAKIMA, WASH., INC.                                                  16,666
28354                  MILES MELDISCO K-M WILSON RD., CALIF., INC.                                             21,267
28355                  MILES MELDISCO K-M YOUNGSTOWN, INC.                                                      7,059
28356                  MILES MELDISCO K-M WESTLAND, MICH., INC.                                                17,935
28357                  MILES MELDISCO K-M WESTERN BLVD., N.C., INC.                                             6,696
28358                  MILES MELDISCO K-M WEST RD., MICH., INC.                                                 9,805
28359                  MILES MELDISCO K-M WAUKESHA, WISC., INC.                                                 7,582
28360                  MELDISCO K-M PINEVILLE, LA., INC.                                                       14,683
28361                  MELDISCO K-M WILMINGTON, DE., INC.                                                      12,848
28362                  MELDISCO K-M ST. JOHNS, MI., INC.                                                        6,892
28363                  MELDISCO K-M ST. GEORGE, UT., INC.                                                      12,458
28364                  MELDISCO K-M PAINTSVILLE, KY., INC.                                                      7,349
28365                  MELDISCO K-M PLEASANTVILLE, N.J., INC.                                                  34,357
28366                  MILES MELDISCO K-M RANDOLPH TOWNSHIP, N.J., INC.                                        23,260
28367                  MELDISCO K-M OAK HARBOR, WA., INC.                                                       6,330
28368                  MELDISCO K-M NOGALES, ARIZ., INC.                                                       33,130
28369                  MELDISCO K-M SOUTH BISHOP, MO., INC.                                                    11,096
28370                  MELDISCO K-M POMPANO BEACH, FL., INC.                                                   18,760
28371                  MELDISCO K-M ST. CLOUD, MN., INC.                                                       14,765
28372                  MELDISCO K-M RIPON, WI., INC.                                                            8,359
28373                  MELDISCO K-M PINEVILLE, N.C., INC.                                                      10,623
28374                  MELDISCO K-M WINTER GARDEN, FL., INC.                                                   15,683
28375                  MELDISCO K-M WINCHESTER, KY., INC.                                                       8,964
28376                  MELDISCO K-M WISE, VA., INC.                                                             6,379
28377                  MELDISCO K-M RIO RANCHO, NM., INC.                                                      13,382
28378                  MELDISCO K-M YANKTON, S.D., INC.                                                         7,915
28379                  MELDISCO K-M ORANGEBURG, S.C., INC.                                                      5,407
28380                  MELDISCO K-M PALATKA, FLA., INC.                                                         7,899
28381                  MELDISCO K-M PETERS CREEK PKY., N.C. INC.                                               10,159
28382                  MELDISCO K-M NORTH KENT MALL, MICH., INC.                                               15,053
28383                  MELDISCO K-M NORWALK, OHIO, INC.                                                         6,362

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28384                  MELDISCO K-M NEPTUNE BEACH, FLA., INC.                                                  14,705
28385                  MELDISCO K-M NEW BOSTON, OHIO, INC.                                                      7,959
28386                  MELDISCO K-M PORTAGE RD., OHIO, INC.                                                    11,971
28387                  MELDISCO K-M ST. JOnovH, MO., INC.                                                       8,250
28388                  MELDISCO K-M WYTHEVILLE, VA., INC.                                                       5,526
28389                  MELDISCO K-M ST. CLAIRSVILLE, OH., INC.                                                 14,479
28390                  MELDISCO K-M OCONOMOWOC, WI., INC.                                                       9,789
28391                  MELDISCO K-M OAK RIDGE, TENN., INC.                                                      6,689
28392                  MELDISCO K-M WINTER SPRINGS, FL., INC.                                                  12,075
28393                  MELDISCO K-M PLYMOUTH, IN., INC.                                                         8,941
28394                  MELDISCO K-M ROCK SPRINGS, WYO., INC.                                                    6,514
28395                  MELDISCO K-M S. CLEARVIEW PKWY., LA., INC.                                              17,804
28396                  MELDISCO K-M PITTSTON, PA., INC.                                                         5,539
28397                  MELDISCO K-M PRESCOTT, ARIZ., INC.                                                       8,392
28398                  MELDISCO K-M REYNOLDSBURG, OHIO, INC.                                                   12,891
28399                  MELDISCO K-M RICHMOND, VA., INC.                                                        15,956
28400                  MELDISCO K-M GUAYAMA, N.Y., INC.                                                        25,842
28401                  MELDISCO K-M HENDERSON, NEV., INC.                                                      12,496
28402                  MELDISCO K-M CHARLEVOIX, MI., INC.                                                       7,831
28403                  MELDISCO K-M #4 CHARLOTTE AMALIE, N.Y., INC.                                            39,160
28404                  MELDISCO K-M GOLDENROD RD., N., FL., INC.                                               12,638
28405                  MELDISCO K-M NORTHPORT, AL., INC.                                                        4,846
28406                  MELDISCO K-M OXON HILL, MD., INC.                                                       16,014
28407                  MELDISCO K-M ORANGE CITY, FL., INC.                                                     14,607
28408                  MELDISCO K-M OAK PARK, MI., INC.                                                        16,661
28409                  MELDISCO K-M NORTH BERGEN, N.J., INC.                                                        0
28410                  MELDISCO K-M SAN LEANDRO, CALIF., INC.                                                  25,759
28411                  MELDISCO K-M KENT, WASH., INC.                                                          15,773
28412                  MELDISCO K-M ONTARIO, ORE., INC.                                                        10,331
28413                  MELDISCO K-M GONZALES, LA., INC.                                                        11,835
28414                  MELDISCO K-M BURNHAM, PA., INC.                                                          8,867
28415                  MELDISCO K-M 1802 DECATUR PIKE, TN., INC.                                                6,855
28416                  MELDISCO/PAY LESS 1150 N. SPRINGBROOK RD., OR., INC.                                        15
28417                  MELDISCO/PAY LESS 464 S.E. JACKSON, OR., INC.                                               64
28418                  MILES MELDISCO K. M. GREEN BIRMINGHAM, INC.                                             12,132
28419                  MELDISCO K-M SUMMIT TOWNE CTR., PA., INC.                                                7,315
28420                  Highland Mall Footaction, Inc.                                                               0
28421                  Military Circle Footaction, Inc.                                                             0
28422                  Mall of Abilene Footaction, Inc.                                                             0
28423                  Santurce Footaction, Inc.                                                                    0
28424                  Sikes Center Footaction, Inc                                                                 0
28425                  Newburgh Mall Footaction, Inc.                                                               0
28426                  Newport City Thom McAn, Inc                                                                  0
28427                  Marquette Mall Footaction, Inc.                                                              0
28428                  Granite Run Fan Club, Inc.                                                                   0
28429                  Gadsden Mall Footaction, Inc.                                                                0
28430                  MELDISCO/PAY LESS MERCER ISLAND, WA., INC.                                                  74
28431                  MELDISCO/PAY LESS MEAD, WA., INC.                                                           34
28432                  MELDISCO K-M 1075 SHAW AVE., CA., INC.                                                  17,308

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28433                  Georgia Square Footaction, Inc.                                                              0
28434                  Great Northwest Footaction, Inc.                                                             0
28435                  Hamilton Place Footaction, Inc.                                                              0
28436                  Sharpstown Center Footaction, Inc.                                                           0
28437                  Roosevelt Mall (PA) Footaction, Inc.                                                         0
28438                  Great Mall Footaction, Inc.                                                                  0
28439                  Mall Del Norte Footaction, Inc.                                                              0
28440                  Valle Vista Footaction, Inc.                                                                 0
28441                  Metro North Footaction, Inc.                                                                 0
28442                  Natick Mall Footaction, Inc.                                                                 0
28443                  North East Footaction, Inc.                                                                  0
28444                  Independence Center Footaction, Inc.                                                         0
28445                  West Oaks Footaction, Inc.                                                                 161
28446                  South Plains Footaction, Inc.                                                                0
28447                  Southlake Mall Footaction, Inc.                                                              0
28448                  Tucson Mall Footaction, Inc.                                                                 0
28449                  Town East Footaction, Inc.                                                                   0
28450                  University Footaction, Inc.                                                                  0
28451                  Solomon Pond Footaction, Inc.                                                                0
28452                  Warner Robins Galleria Footaction, Inc.                                                      0
28453                  Carolina East Footaction, Inc.                                                               0
28454                  Camp Wisdom Footaction, Inc.                                                                 0
28455                  MELDISCO - GORD 3728 EAST CALUMET, WI., INC.                                                 0
28456                  Capital Footaction, Inc.                                                                     0
28457                  Boynton Beach Footaction, Inc.                                                               0
28458                  Annapolis Mall Footaction, Inc.                                                              0
28459                  Citadel Mall Footaction, Inc.                                                                0
28460                  Steamtown Footaction, Inc.                                                                   0
28461                  St. Clair FootAction, Inc.                                                                   0
28462                  Pasadena Towne Square Footaction, Inc.                                                       0
28463                  Mt. Berry Square Footaction, Inc,                                                            0
28464                  MELDISCO - MCW 750 WEST 7TH STREET, LOS ANGELES, CA ., INC.                                  0
28465                  Tyrone Square Footaction, Inc.                                                               0
28466                  OAK HOLLOW FOOTACTION, INC.                                                                  0
28467                  Mall at 163rd St. Footaction, Inc.                                                          81
28468                  Northgate Footaction, Inc.                                                                   0
28469                  Magnolia Mall Footaction, Inc.                                                               0
28470                  Columbia Center Footaction, Inc.                                                             0
28471                  FOUR SEASONS FOOTACTION, INC.                                                                0
28472                  Greenspoint Footaction, Inc.                                                                 0
28473                  Gulf View Square Footaction Inc.                                                           161
28474                  Golden East Crossing Footation, Inc.                                                         0
28475                  Hudson Mall Footaction, Inc.                                                                 0
28476                  Spring Hill Footaction, Inc.                                                                 0
28477                  Taylor Township Footaction, Inc                                                              0
28478                  Broward Mall Footaction, Inc.                                                              161
28479                  Fairgrounds Sq. Footaction, Inc.                                                             0
28480                  Oak Park Footaction, Inc.                                                                    0
28481                  Kenner Footaction, Inc.                                                                      0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28482                  Old Hickory Mall Footaction, Inc.                                                            0
28483                  SOUTH SQUARE MALL FOOTACTION, INC.                                                           0
28484                  W. Mifflin Footaction, Inc.                                                                  0
28485                  Lakeland Square Footaction, Inc.                                                           161
28486                  Westgate Mall Footaction, Inc.                                                               0
28487                  TWIN RIVERS MALL FOOTACTION, INC.                                                            0
28488                  Anderson Footaction, Inc.                                                                    0
28489                  MELDISCO K-M PROVO, UT., INC.                                                           11,221
28490                  MELDISCO K-M 301 COLLEGE SQ., DE., INC.                                                 11,857
28491                  MELDISCO K-M RIO PIEDRAS, PR., INC.                                                     14,328
28492                  MELDISCO K-M GRAYLING, MI, INC.                                                          9,382
28493                  MELDISCO K-M GRAYSON, KY., INC.                                                         12,498
28494                  MELDISCO K-M HARDING HIGHWAY, OH., INC.                                                  6,834
28495                  MELDISCO K-M HAVRE, MONT., INC.                                                          5,716
28496                  MELDISCO K-M N. MIAMI BEACH, FL., INC.                                                  33,621
28497                  MELDISCO K-M 11330 MONTWOOD DR., TX., INC.                                              15,673
28498                  MELDISCO K-M GREENVILLE, MI., INC.                                                      11,534
28499                  MELDISCO K-M HESPERIA, CA., INC.                                                        18,801
28500                  MELDISCO K-M COLORADO SPRINGS, CO., INC.                                                 4,001
28501                  MELDISCO K-M LANTANA, FLA., INC.                                                        21,573
28502                  MELDISCO K-M LANGHORNE, PA., INC.                                                       13,938
28503                  MELDISCO K-M HUTCHINSON, KAN., INC.                                                      6,544
28504                  MELDISCO K-M LAWTON, OKLA., INC.                                                         9,938
28505                  MELDISCO K-M MT. PLEASANT, MICH., INC.                                                   8,474
28506                  MELDISCO K-M HALSTEAD ST., MICH., INC.                                                   7,271
28507                  MELDISCO K-M HILLTOP DR., CALIF., INC.                                                  14,655
28508                  MELDISCO K-M HUNTS BRIDGE RD., S.C., INC.                                                7,473
28509                  MELDISCO K-M HUNTINGTON IND INC                                                          9,024
28510                  MELDISCO K-M HORSEHEADS, N.Y., INC.                                                      9,473
28511                  MELDISCO K-M LEWISTON, ID., INC.                                                         7,534
28512                  MELDISCO K-M LONGMONT, COLO., INC.                                                      14,252
28513                  MELDISCO K-M HAMPTON, VA., INC.                                                          7,992
28514                  MELDISCO K-M HEMET, CALIF., INC.                                                        16,875
28515                  MELDISCO K-M HOBBS, N.M., INC.                                                           6,321
28516                  MELDISCO K-M JEFFERSONVILLE, IND., INC.                                                  7,946
28517                  MELDISCO K-M JEFFERSON CITY, MO., INC.                                                   9,228
28518                  MELDISCO K-M KALISPELL, MO., INC.                                                        9,976
28519                  MELDISCO K-M LONGVIEW, TX., INC.                                                        12,367
28520                  MELDISCO K-M MAIN ST., WISC., INC.                                                       8,450
28521                  MELDISCO K-M LOUISVILLE, KY., INC.                                                      14,089
28522                  MELDISCO K-M HYANNIS, MASS., INC.                                                       29,640
28523                  MELDISCO K-M KINGSPORT, TENN., INC.                                                      9,625
28524                  MELDISCO K-M JACKSON, TENN., INC.                                                        8,798
28525                  MELDISCO K-M LEM TURNER RD.,FLA.,INC.                                                   13,250
28526                  MELDISCO K-M HWY. 33, VA., INC.                                                         11,609
28527                  MELDISCO K-M MALL BLVD., PA., INC.                                                      10,271
28528                  MELDISCO K-M LAKE PARK, FLA., INC.                                                      22,372
28529                  MELDISCO K-M KLAMATH FALLS, ORE., INC.                                                   9,279
28530                  MELDISCO K-M LAS CRUCES, N.M., INC.                                                      7,187

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28531                  MELDISCO K-M HOOKSETT, N.H., INC.                                                        6,755
28532                  MELDISCO K-M HELENA, MONT., INC.                                                         6,594
28533                  MELDISCO K-M HAYWARD, CALIF., INC.                                                      22,046
28534                  MILES MELDISCO K-M EASTLAKE, OHIO, INC.                                                  9,881
28535                  MILES MELDISCO K-M CHESAPEAKE, OHIO, INC.                                                5,784
28536                  MILES MELDISCO K-M CIRCLE, KY., INC.                                                    15,297
28537                  MILES MELDISCO K-M CITRUS AVE., CALIF., INC.                                            14,870
28538                  MILES MELDISCO K-M BRADENTOWN, FLA., INC.                                                    0
28539                  MILES MELDISCO K-M BURNSIDE RD., ORE., INC.                                             15,568
28540                  MILES MELDISCO K-M CARLISLE PIKE, PA., INC.                                              7,688
28541                  MILES MELDISCO K-M CEDAR ST., MICH., INC.                                               13,516
28542                  MILES MELDISCO K-M CENTRAL AVE., N.M., INC.                                             15,447
28543                  MILES MELDISCO K-M BUTLER ST., PA., INC.                                                 9,029
28544                  MILES MELDISCO K-M BLOOMINGTON IND INC                                                   4,341
28545                  MILES MELDISCO K-M BLANDING BLVD., FLA., INC.                                           11,792
28546                  MILES MELDISCO K-M BLAND YOUNGSTOWN, INC.                                                9,537
28547                  MILES MELDISCO K-M BILLINGS, MONTANA, INC.                                              16,194
28548                  MILES MELDISCO K-M BELT H'WAY., MO., INC.                                               11,684
28549                  MILES MELDISCO K-M BELLFLOWER, CALIF., INC.                                             36,549
28550                  MILES MELDISCO K-M BEACH BLVD FLA INC                                                   22,170
28551                  MILES MELDISCO K-M BANISTER RD., MO., INC.                                               8,844
28552                  MILES MELDISCO K-M BAGLEY, OHIO, INC.                                                    8,009
28553                  MILES MELDISCO K-M COSTA MESA, CALIF, INC.                                              25,204
28554                  MILES MELDISCO K-M BISCAYNE FLA INC                                                     28,855
28555                  MILES MELDISCO K-M 72ND ST., WASH., INC.                                                16,198
28556                  MILES MELDISCO K-M 1401 MEMORIAL, ALA., INC.                                            14,926
28557                  MILES MELDISCO K-M 1801 SO. 10TH ST., TEX., INC.                                        55,955
28558                  MILES MELDISCO K-M ARVADA, COLO., INC.                                                  14,091
28559                  MILES MELDISCO K-M BISMARK, N. DAK., INC.                                               18,015
28560                  MILES MELDISCO K-M 1860 CENTRAL AVE., N.Y., INC.                                        14,084
28561                  MILES MELDISCO K-M 2873 W., PA., INC.                                                    8,740
28562                  MILES MELDISCO K-M ALLENTOWN RD., OHIO, INC.                                             8,330
28563                  MILES MELDISCO K-M AVE., J., CALIF., INC.                                               13,622
28564                  MILES MELDISCO K-M CHANNEL ISLANDS, CALIF., INC.                                        19,269
28565                  MILES MELDISCO K-M CORAL WAY VILLAGE, FLA., INC.                                        31,450
28566                  MILES MELDISCO K-M COLUMBUS, GA.,INC.                                                   11,431
28567                  MILES MELDISCO K-M 66 ST FLA INC                                                        15,622
28568                  MILES MELDISCO K-M CLEVELAND AVE., GA., INC.                                            16,863
28569                  MILES MELDISCO K-M COLLINS RD., IOWA, INC.                                              11,111
28570                  MILES MELDISCO K-M 16TH AVENUE, IOWA, INC.                                               6,565
28571                  MILES MELDISCO K-M 9TH ST., FLA., INC.                                                     216
28572                  MILES MELDISCO K-M 6TH AVE., WASH., INC.                                                 9,604
28573                  MILES MELDISCO K-M CUDAHY, WISC., INC.                                                  12,198
28574                  MILES MELDISCO K-M EAU CLAIR, WISC., INC.                                                9,162
28575                  MILES MELDISCO K-M EL CAJON, CALIF., INC.                                               19,064
28576                  MILES MELDISCO K-M DENVER, INC.                                                              0
28577                  MILES MELDISCO K-M DEQUINDRE, MICH., INC.                                                    0
28578                  MILES MELDISCO K-M DES PLAINES, INC.                                                    19,168
28579                  MILES MELDISCO K-M DIXIE, KY., INC.                                                        507

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28580                  MILES MELDISCO K-M DORAVILLE, GA., INC.                                                 33,292
28581                  MILES MELDISCO K-M DUBUQUE, IOWA, INC.                                                   7,571
28582                  MILES MELDISCO K-M COLUMBIA, S.C., INC.                                                  7,878
28583                  MILES MELDISCO K-M EASTWOOD, ALA., INC.                                                  8,231
28584                  MELDISCO K-M SHAMOKIN DAM, PA., INC.                                                     9,185
28585                  MELDISCO K-M SHEBOYGAN, WISC., INC.                                                      6,901
28586                  MELDISCO K-M MURFREESBORO, TENN., INC.                                                   5,651
28587                  MELDISCO K-M SOUTH HILLS MALL, N.Y., INC.                                                6,944
28588                  MELDISCO K-M RANCHO CORDOVA, CA., INC.                                                  11,038
28589                  MELDISCO K-M LAKE ORION, MICH., INC.                                                     8,809
28590                  MELDISCO K-M E. GREENVILLE BLVD., N.C., INC.                                             6,089
28591                  MELDISCO K-M ST. novUSTINE, FLA., INC.                                                   8,622
28592                  MELDISCO K-M. ACTON, MASS., INC.                                                         6,909
28593                  MELDISCO K-M ELLICOTT CITY, MD., INC.                                                    8,171
28594                  MELDISCO K-M GARFIELD HTS., OHIO, INC.                                                  16,579
28595                  MELDISCO K-M SEASIDE, CA., INC.                                                              0
28596                  MELDISCO K-M BROOKHAVEN, PA., INC.                                                       9,373
28597                  MELDISCO K-M SAYRE, PA., INC.                                                            9,148
28598                  MELDISCO K-M NEWBURYPORT, MASS., INC.                                                    5,398
28599                  MELDISCO K-M SHERIDAN, WYO., INC.                                                        6,408
28600                  MELDISCO K-M LA PORTE IND INC                                                           10,088
28601                  MELDISCO K-M FALL RIVER, MASS., INC.                                                    10,286
28602                  MELDISCO K-M FEDERAL HWY., FLA., INC.                                                   18,218
28603                  MELDISCO K-M NEW CASTLE, PA., INC.                                                      11,069
28604                  MELDISCO K-M GREAT BARRINGTON, MASS., INC.                                               6,806
28605                  MELDISCO K-M WAYNESBORO, PA., INC.                                                       6,327
28606                  MELDISCO K-M S. PLAINFIELD, N.J., INC.                                                     523
28607                  MELDISCO K-M BELLE VERNON, PA., INC.                                                     8,892
28608                  MELDISCO K-M HERNDON, VA., INC.                                                         24,903
28609                  MELDISCO K-M WATERTOWN, CT., INC.                                                        9,178
28610                  MELDISCO K-M WILLIAMSPORT, PA., INC.                                                    14,983
28611                  MELDISCO K-M EAGLEVILLE, PA., INC.                                                       6,372
28612                  MELDISCO K-M GLASSBORO, N.J., INC.                                                      12,927
28613                  MELDISCO K-M MARYVILLE, TENN., INC.                                                      9,092
28614                  MELDISCO K-M COUNCIL BLUFFS, IOWA, INC.                                                  8,347
28615                  MELDISCO K-M SUNLAND, CA., INC.                                                              0
28616                  NEW LENOX, ILL., MELDISCO K-M, INC.                                                     17,322
28617                  MELDISCO K-M BERWICK, PA., INC.                                                          7,651
28618                  MELDISCO K-M STATEN ISLAND, N.Y., INC.                                                  27,679
28619                  MELDISCO K-M LAKE TAHOE, CA., INC.                                                      16,230
28620                  MELDISCO K-M HENDERSONVILLE, TENN., INC.                                                 6,156
28621                  MELDISCO K-M ALLENTOWN, PA., INC.                                                       22,369
28622                  MELDISCO K-M CORTLAND, N.Y., INC.                                                        7,617
28623                  MELDISCO K-M novUSTA, MAINE, INC.                                                        7,698
28624                  MELDISCO K-M MEADEVILLE, PA., INC.                                                       7,038
28625                  MELDISCO K-M E. STROUDSBURG, PA., INC.                                                  11,711
28626                  MELDISCO K-M LANCASTER, PA., INC.                                                       13,804
28627                  MELDISCO K-M RIO GRANDE, N.J., INC.                                                     40,636
28628                  PONTIAC, ILL., MELDISCO K-M, INC.                                                        5,185

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28629                  PULASKI, ILL., MELDISCO K-M, INC.                                                       29,621
28630                  MELDISCO K-M CLAYMONT, DEL., INC.                                                        7,917
28631                  MELDISCO K-M GOLDSBORO, N.C., INC.                                                       7,786
28632                  MELDISCO K-M WATERVILLE, MAINE, INC.                                                    10,254
28633                  MELDISCO K-M POUGHKEEPSIE, N.Y., INC.                                                   13,917
28634                  MELDISCO K-M FT. WALTON BEACH, FLA., INC.                                                8,229
28635                  MELDISCO K-M CHEBOYGAN, MICH., INC.                                                      8,555
28636                  MELDISCO K-M MAYNARDVILLE PIKE, TN., INC.                                                5,782
28637                  MELDISCO K-M KINSTON, N. C., INC.                                                        6,198
28638                  MELDISCO K-M SARALAND, ALA., INC.                                                            0
28639                  MELDISCO K-M JAMESTOWN, N.D.,INC.                                                        6,502
28640                  MELDISCO K-M ENDICOTT, N.Y., INC.                                                        8,320
28641                  MELDISCO K-M QUAKERTOWN, PA., INC.                                                       9,611
28642                  MELDISCO K-M KOKOMO, IN., INC.                                                           7,650
28643                  MELDISCO K-M CINCINNATI, OHIO, INC.                                                     10,080
28644                  MELDISCO K-M PIERRE, S.D., INC.                                                          6,493
28645                  MELDISCO K-M WOODBRIDGE, VA., INC.                                                      12,534
28646                  MELDISCO K-M LEBANON, TENN., INC.                                                        6,371
28647                  MELDISCO K-M CHATTANOOGA, TN., INC.                                                      5,929
28648                  MELDISCO K-M SPRINGFIELD, MA., INC.                                                     17,719
28649                  MELDISCO K-M RICHMOND, MICH., INC.                                                      11,334
28650                  MELDISCO K-M LIMONITE AVENUE, CA., INC.                                                 14,954
28651                  MELDISCO K-M PLACERVILLE, CA., INC.                                                     11,236
28652                  MELDISCO K-M WEST VIEW PARK DR., PA., INC.                                               7,319
28653                  MELDISCO K-M ALBERTVILLE, ALA., INC.                                                     8,167
28654                  MELDISCO K-M WINONA, MINN., INC.                                                         5,552
28655                  MELDISCO K-M O'FALLON, MO., INC.                                                         8,823
28656                  MELDISCO K-M 3020 12TH ST., S.D., INC.                                                   9,083
28657                  MELDISCO K-M WEST BEND, WISC., INC.                                                      8,638
28658                  MELDISCO K-M N. PLAINFIELD, N.J., INC.                                                  20,428
28659                  MELDISCO K-M WEST CHESTER, PA., INC.                                                    11,418
28660                  MELDISCO K-M TEXARKANA, TX., INC.                                                        8,369
28661                  MELDISCO K-M DANVILLE, KY., INC.                                                         7,146
28662                  MELDISCO K-M FRACKVILLE, PA., INC.                                                      11,084
28663                  MORTON, ILL., MELDISCO K-M, INC.                                                         4,282
28664                  MELDISCO K-M WEST STATE ST., N.Y., INC.                                                 16,587
28665                  MELDISCO K-M ALMA, MICH., INC.                                                           6,433
28666                  MELDISCO K-M EAST LIVERPOOL, OHIO, INC.                                                  6,090
28667                  MELDISCO K-M KEARNEY, N.J., INC.                                                        37,881
28668                  MELDISCO K-M E. 10TH ST., S.D., INC.                                                     8,084
28669                  MELDISCO K-M ELMWOOD PARK, N.J., INC.                                                   21,525
28670                  MELDISCO K-M PARAMUS, N.J., INC.                                                        17,714
28671                  MELDISCO K-M CLOSTER, N.J., INC.                                                        14,200
28672                  MELDISCO K-M GRASS VALLEY, CA., INC.                                                    13,510
28673                  MELDISCO K-M KEARNS, UT., INC.                                                          11,364
28674                  MELDISCO K-M WEBSTER CITY, IOWA, INC.                                                    4,317
28675                  MELDISCO K-M MADISON HGTS, MICH., INC.                                                  24,908
28676                  MELDISCO K-M MARIETTA, OH., INC.                                                         6,032
28677                  MELDISCO K-M MADISON ST., TN., INC.                                                      5,753

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28678                  MELDISCO K-M RICHLANDS, VA., INC.                                                        7,880
28679                  MELDISCO K-M BROWNSBURG IN INC                                                           6,199
28680                  MELDISCO K-M CODY, WY., INC.                                                             3,884
28681                  WOODSTOCK, ILL., MELDISCO K-M, INC.                                                      9,990
28682                  MT. VERNON, ILL., MELDISCO K-M, INC.                                                     9,336
28683                  MELDISCO K-M PETALUMA, CA., INC.                                                        12,869
28684                  MELDISCO K-M ROMEO, MICH., INC.                                                          7,331
28685                  MELDISCO K-M OUTER LOOP, KY., INC.                                                      13,292
28686                  BELL RD., ILL., MELDISCO K-M, INC.                                                           0
28687                  S. CICERO AVE, ILL., MELDISCO K-M, INC.                                                 18,123
28688                  MELDISCO K-M CLINTON, MD., INC.                                                            118
28689                  MELDISCO K-M CROSSVILLE, TENN., INC.                                                     7,744
28690                  MELDISCO K-M LEAVENWORTH, KS., INC.                                                      5,795
28691                  MELDISCO K-M SCOTTSBORO, ALA., INC.                                                      5,843
28692                  MELDISCO K-M WHITE BEAR LAKE, MINN., INC.                                               10,686
28693                  MELDISCO K-M WILMINGTON, N.C., INC.                                                     10,601
28694                  MELDISCO K-M XYLON AVE., MINN., INC.                                                     8,910
28695                  MELDISCO K-M ZANESVILLE, OHIO, INC.                                                      8,993
28696                  MELDISCO K-M S. ORANGE BLOSSOM TR., FLA., INC.                                          30,252
28697                  MELDISCO K-M VINCENNES IND INC                                                           7,190
28698                  MELDISCO K-M WAYNE, N.J. INC.                                                           43,415
28699                  MELDISCO K-M WEIRTON W. VA., INC.                                                        5,013
28700                  MELDISCO K-M WESTLAKE, OHIO, INC.                                                        5,326
28701                  MELDISCO K-M FARMINGTON, N.M., INC.                                                     13,165
28702                  MELDISCO K-M FRANKLIN RD., S.W., VA., INC.                                               5,239
28703                  MELDISCO K-M FARMINGTON HILLS, MICH., INC.                                               7,130
28704                  MELDISCO K-M FAIRVIEW AVE., IDAHO, INC.                                                 11,944
28705                  MELDISCO K-M FAIRBORN, OHIO, INC.                                                        5,228
28706                  MELDISCO K-M FT. MITCHELL, KY., INC.                                                    11,527
28707                  MELDISCO K-M MINNETONKA, MINN., INC.                                                     8,646
28708                  MILES SHOES MELDISCO K-M 52ND ST. OMAHA, NEB., INC.                                     16,377
28709                  MILES SHOES MELDISCO K-M NIAGARA FALLS BLVD. AMHERST,  N.Y., INC.                       14,925
28710                  MILES SHOES MELDISCO K-M MCRAE BLVD., EL PASO, TEXAS, INC.                              23,788
28711                  MELDISCO K-M GREENWOOD IND INC                                                          10,616
28712                  MILES SHOES MELDISCO COL. HILL S.C. CINN., OHIO, INC.                                       17
28713                  MELDISCO K-M GRAY AVE., CALIF., INC.                                                    14,028
28714                  MELDISCO K-M GREENWOOD, S.C., INC.                                                       7,318
28715                  MELDISCO K-M W. GREENWAY RD., ARIZ., INC.                                               13,982
28716                  MILES SHOES MELDISCO 601 WOODMAN DR., DAYTON, OHIO, INC.                                13,090
28717                  MILES MELDISCO K-M  RICHMOND AVE., N.Y., INC.                                           34,315
28718                  MELDISCO K-M DIAMOND BAR, CALIF., INC.                                                  10,566
28719                  MELDISCO K-M WILLOW GROVE, PA., INC.                                                     8,348
28720                  MELDISCO K-M FEASTERVILLE, PA., INC.                                                     8,302
28721                  MELDISCO K-M GREAT FALLS, MONT., INC.                                                    8,563
28722                  MELDISCO K-M HALES CORNERS, WISC., INC.                                                 10,772
28723                  MELDISCO K-M W. 65TH ST., OHIO, INC.                                                    12,426
28724                  MELDISCO K-M GREENVILLE, OHIO, INC.                                                      7,332
28725                  MELDISCO K-M W. LEBANON, N.H., INC.                                                     12,073
28726                  MELDISCO K-M W. BASELINE RD., ARIZ., INC.                                                    0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28727                  MELDISCO K-M W. ALEXIS RD., OHIO, INC.                                                  14,919
28728                  MELDISCO K-M GREENVILLE, MISS., INC.                                                     5,853
28729                  MELDISCO K-M WASHINGTON ST IND INC                                                      20,889
28730                  MELDISCO K-M WARMINSTER, PA.,INC.                                                       10,525
28731                  MELDISCO K-M WALLA WALLA, WASH., INC.                                                    7,052
28732                  MELDISCO K-M WABASH AVE., MD., INC.                                                     10,432
28733                  MELDISCO K-M W.PATRICK, MD., INC.                                                       10,145
28734                  MELDISCO K-M WATSON BLVD., GA., INC.                                                    11,766
28735                  MELDISCO K-M RODNEY PARHAM RD., ARK., INC.                                               7,763
28736                  MELDISCO K-M WATERBURY, CONN., INC.                                                     21,561
28737                  MELDISCO K-M MILFORD, MASS., INC.                                                       11,695
28738                  MELDISCO K-M MIDLOTHIAN TPKE., VA., INC.                                                12,215
28739                  MELDISCO K-M MERCERVILLE RD., N.J., INC                                                 22,455
28740                  MELDISCO K-M MENOMONEE FALLS, WISC., INC.                                                7,676
28741                  MELDISCO K-M MIAMISBURG, OHIO, INC.                                                        154
28742                  MELDISCO K-M MERRILLVILLE INC                                                           12,712
28743                  MELDISCO K-M OREM UTAH, INC.                                                             9,917
28744                  MILES MELDISCO K-M RAPID CITY, S.D., INC.                                               23,369
28745                  MELDISCO K-M ST ALBANS W. VA., INC.                                                      9,974
28746                  MELDISCO K-M STADIUM DR., MICH., INC.                                                    6,511
28747                  MELDISCO K-M STEVENS POINT, WISC., INC.                                                  7,101
28748                  MELDISCO K-M MODESTA, CAL., INC.                                                        19,546
28749                  MELDISCO K-M MISSOULA, MONT., INC.                                                       6,604
28750                  MELDISCO K-M MILFORD, OHIO, INC.                                                         9,792
28751                  MELDISCO K-M STURGIS, MICH., INC.                                                        8,898
28752                  MELDISCO K-M SUMTER, S.C., INC.                                                          5,436
28753                  MELDISCO K-M MOOSIC, PA., INC.                                                          10,557
28754                  MELDISCO K-M NEW IBERIA, LA, INC.                                                       11,341
28755                  MELDISCO K-M NEWARK, CALIF., INC.                                                            0
28756                  MELDISCO K-M NEWPORT NEWS, VA., INC.                                                     5,844
28757                  MELDISCO K-M SnovAS, MASS., INC.                                                        17,712
28758                  MELDISCO K-M N. ANDRESEN RD., WASH., INC.                                               13,490
28759                  MELDISCO K-M SAVANNAH HWY., S.C., INC.                                                   9,300
28760                  MELDISCO K-M SCOTTSBLUFF, NEB., INC.                                                     4,496
28761                  MELDISCO K-M SCRANTON CARBONDALE H'WAY, PA., INC.                                       13,396
28762                  MELDISCO K-M NORRISTOWN, PA., INC.                                                       9,182
28763                  MELDISCO K-M NORTH CANTON, OHIO, INC.                                                   12,353
28764                  MELDISCO K-M OLENTANGY RIVER ROAD, OHIO, INC.                                           12,293
28765                  MELDISCO K-M N. ARROWOOD ST., S.C., INC.                                                 5,862
28766                  MELDISCO K-M NINE MILE RD., VA., INC.                                                   12,140
28767                  MELDISCO K-M NAPLES, FLA., INC                                                          10,505
28768                  MELDISCO K-M NAMPA, ID., INC.                                                            9,532
28769                  MELDISCO K-M N.LAS VEGAS, NEV., INC.                                                    34,750
28770                  MELDISCO K-M N. DALE-MABRY., HWY., FLA, INC.                                            18,875
28771                  MELDISCO K-M MENOMINEE, MICH., INC.                                                      8,830
28772                  MELDISCO K-M MASON CITY, IOWA, INC.                                                      5,753
28773                  MELDISCO K-M MANHATTAN, KS., INC.                                                        5,058
28774                  MELDISCO K-M MANTUA, N.J., INC.                                                         19,141
28775                  MELDISCO K-M MARYLAND AVE., MINN., INC.                                                 20,215

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28776                  MELDISCO K-M MARLTON, N.J., INC.                                                             0
28777                  MELDISCO K-M TACOMA, WASH., INC.                                                        12,744
28778                  MELDISCO K-M SPRING VALLEY, CALIF., INC.                                                    25
28779                  MELDISCO K-M SINCLAIR LANE, MD., INC.                                                   10,961
28780                  MELDISCO K-M SOQUEL,CALIF.,INC.                                                              0
28781                  MELDISCO K-M SILVER SPRING, MD., INC.                                                   27,696
28782                  MELDISCO K-M NAZARETH PIKE, PA., INC.                                                      173
28783                  MELDISCO K-M NEW HARTFORD, N.Y., INC.                                                   11,895
28784                  MELDISCO K-M MUSKOGEE,OKLA.,INC                                                          8,351
28785                  MELDISCO K-M MORRISTOWN, TENN., INC.                                                    10,401
28786                  MELDISCO K-M SHELBY, N.C., INC.                                                          8,399
28787                  MELDISCO K-M SHELBURKE RD., VT., INC.                                                    9,214
28788                  MELDISCO K-M SIOUX CITY, IOWA, INC.                                                     10,010
28789                  MELDISCO K-M MANASSAS, VA., INC.                                                        17,443
28790                  MELDISCO K-M MUSCLE SHOALS, ALA., INC.                                                   5,872
28791                  MELDISCO K-M N. AVE., COLO., INC.                                                       11,513
28792                  MELDISCO K-M UTICA, MICH., INC.                                                         12,694
28793                  MELDISCO K-M W. 7 MILE RD., MICH., INC.                                                 15,965
28794                  MELDISCO K-M VERNON, CONN., INC.                                                        19,129
28795                  MELDISCO K-M VENICE, FLA., INC.                                                          8,889
28796                  MELDISCO K-M VALPARAISO, IND., INC.                                                      7,769
28797                  MELDISCO K-M VALLEY PLAZA, MD., INC.                                                    11,107
28798                  MELDISCO K-M U.S. ROUTE 11, PA., INC.                                                   16,614
28799                  MELDISCO K-M TUALATIN, ORE., INC.                                                        8,099
28800                  MELDISCO K-M TOMS RIVER, N.J., INC.                                                     18,349
28801                  MELDISCO K-M TOLEDO, OHIO, INC.                                                          9,758
28802                  MELDISCO K-M TIFTON, GA., INC.                                                           8,949
28803                  MELDISCO K-M VALENCIA, CALIF., INC.                                                     18,967
28804                  MELDISCO K-M TULSA, OKLA., INC.                                                          7,827
28805                  MELDISCO K-M TWIN FALLS, IDAHO, INC.                                                    12,771
28806                  MELDISCO K-M U. S. RTE, 309, PA., INC.                                                  13,698
28807                  MELDISCO K-M PLATTE WOODS, MO., INC.                                                     6,838
28808                  MELDISCO K-M PERU IND INC                                                                6,368
28809                  MELDISCO K-M PLAZA MALL, NJ., INC.                                                      28,226
28810                  MELDISCO K-M PONTIAC, MICH., INC.                                                        9,396
28811                  MELDISCO K-M PORTAGE, MICH., INC.                                                       10,896
28812                  MELDISCO K-M READING, PA., INC.                                                         11,478
28813                  MELDISCO K-M PYRAMID MALL, N.Y., INC.                                                   12,840
28814                  MELDISCO K-M PASADENA, MD., INC.                                                        10,753
28815                  MELDISCO K-M SAND SPRINGS, OKLA., INC.                                                   5,732
28816                  MELDISCO K-M PADUCAH, KY., INC.                                                          7,529
28817                  MELDISCO K-M PARKERSBURG W. VA., INC.                                                    8,365
28818                  MELDISCO K-M SANTA FE, N.M., INC.                                                       18,023
28819                  MELDISCO K-M TALLMADGE, OHIO, INC.                                                      12,597
28820                  MELDISCO K-M REED ROAD, PA., INC.                                                            0
28821                  MELDISCO K-M S. TUNNEL RD., N.C., INC.                                                   7,878
28822                  MELDISCO K-M ROSWELL, N.M., INC.                                                         7,638
28823                  MELDISCO K-M ROCK HILL, S.C., INC.                                                      11,058
28824                  MELDISCO/PAY LESS MAIN & HOWARD, WA., INC.                                                  15

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28825                  MELDISCO K-M SAN FERNANDO RD.,CALIF., INC.                                                   0
28826                  MELDISCO K-M ROCHESTER, MICH., INC.                                                          8
28827                  MELDISCO K-M RIVERSIDE, CALIF., INC.                                                    15,207
28828                  MELDISCO K-M RENSSELAER, N.Y. INC.                                                       9,017
28829                  MILES MELDISCO K-M N. DIVISION, WASH., INC.                                             15,831
28830                  MILES MELDISCO K-M MILITARY NIAG. FALLS, INC.                                           14,020
28831                  MELDISCO K-M TARPON SPRINGS, FLA., INC.                                                  6,983
28832                  MILES MELDISCO K-M ODDIE BLVD., NEV., INC.                                              13,741
28833                  MILES MELDISCO K-M OCALA,FLA.,INC.                                                      13,438
28834                  MILES MELDISCO K-M NORTH GATE, INC.                                                     13,619
28835                  MILES MELDISCO K-M NOLENSVILLE, TENN., INC.                                             18,231
28836                  MILES MELDISCO K-M NEW PORT RICHEY, FLA., INC.                                               0
28837                  MILES MELDISCO K-M OVERLAND, KANSAS, INC.                                                7,759
28838                  MILES MELDISCO K-M PARKLANE RD., S.C.,  INC.                                             8,338
28839                  MILES MELDISCO K-M OSHKOSH, WISC., INC.                                                 11,286
28840                  MILES MELDISCO K-M ORANGE, CALIF., INC.                                                      0
28841                  MILES MELDISCO K-M PATRICIO, P. R., INC.                                                46,117
28842                  MILES MELDISCO K-M PARLEYS WAY UTAH INC                                                  4,609
28843                  MILES MELDISCO K-M PENDELTON PIKE, IND., INC.                                            9,779
28844                  MILES MELDISCO K-M PLAZA FT. JACKSON, INC.                                               4,892
28845                  MILES MELDISCO K-M PLUMMER ST., CALIF., INC.                                            19,819
28846                  MILES MELDISCO K-M PLYMOUTH TWP., MICH., INC.                                           12,379
28847                  MILES MELDISCO K-M MOBILE H'WAY, FLA., INC.                                             21,635
28848                  MILES MELDISCO K-M MISSION ST., ORE., INC.                                              12,054
28849                  MILES MELDISCO K-M MINOT, N.D., INC.                                                    16,877
28850                  MILES MELDISCO K-M MILITARY TRAIL, FLA., INC.                                                0
28851                  MILES MELDISCO K-M MONMOUTH RD., N.J., INC.                                             18,502
28852                  MILES MELDISCO K-M MONROE, MICH., INC.                                                  14,900
28853                  MILES MELDISCO K-M MORRELL, TENN., INC.                                                  7,630
28854                  MILES MELDISCO K-M MOSS ST., CALIF., INC.                                               34,725
28855                  MILES MELDISCO K-M MASSILLON, OHIO, INC.                                                12,723
28856                  MILES MELDISCO K-M MUSKEGON, MICH., INC.                                                     0
28857                  MILES MELDISCO K-M MATTYDALE, N.Y., INC.                                                14,863
28858                  MILES MELDISCO K-M MCKINLEY AVE IND INC                                                 18,044
28859                  MILES MELDISCO K-M McBRIEN RD., TENN., INC.                                                359
28860                  MILES MELDISCO K-M MERRIAM, INC.                                                         9,649
28861                  MILES MELDISCO K-M MESA, ARIZ., INC.                                                    15,390
28862                  MILES MELDISCO K-M PUEBLO, COLO., INC.                                                  16,887
28863                  MILES MELDISCO K-M MAPLE RD., MICH., INC.                                                7,709
28864                  MILES MELDISCO K-M MADERA RD., CALIF., INC.                                             11,149
28865                  MILES MELDISCO K-M MADISON, TENN., INC.                                                 19,762
28866                  MILES MELDISCO K-M LA CROSSE, WISC., INC.                                               12,905
28867                  MILES MELDISCO K-M MAGNOLIA, CALIF., INC.                                                    0
28868                  MILES MELDISCO K-M MANHATTAN TOLEDO, INC.                                                8,741
28869                  MILES MELDISCO K-M LAKE CHARLES, LA., INC.                                               9,936
28870                  MILES MELDISCO K-M LAKE RD., OREGON, INC.                                                9,384
28871                  MILES MELDISCO K-M LOMBARD, ILL., INC.                                                   9,765
28872                  Gurnee Mills Fan Club, Inc.                                                                  0
28873                  Hickory Hollow Mall Footaction, Inc.                                                         0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28874                  Hickory Ridge Mall Footaction, Inc.                                                          0
28875                  Highland Park Footaction, Inc.                                                               0
28876                  Hamtramck Footaction, Inc.                                                                   0
28877                  Hallwood Footaction, Inc.                                                                    0
28878                  Hamilton Fan Club, Inc.                                                                      0
28879                  Tyler Mall Fan Club, Inc.                                                                    0
28880                  Upper Darby Footaction, Inc.                                                                 0
28881                  GETTY SQUARE FOOTACTION, INC.                                                                0
28882                  Grand Boulevard Footaction, Inc.                                                             0
28883                  Grand Rapids Footaction, Inc.                                                                0
28884                  Greenbriar Mall Footaction, Inc.                                                             0
28885                  Forest Hills Footaction, Inc.                                                                0
28886                  FAIRLANE MEADOWS FOOTACTION, INC.                                                            0
28887                  Fox Hills (Cal.) Fan Club, Inc.                                                              0
28888                  Eastridge Fan Club, Inc.                                                                     0
28889                  The Meadows Fan Club, Inc.                                                                   0
28890                  The Village Footaction, Inc.                                                                 0
28891                  Tower Center Footaction, Inc.                                                                0
28892                  Treasure Coast Mall Footaction, Inc.                                                         0
28893                  Troy Footaction, Inc.                                                                        0
28894                  Tukwila Open Country, Inc.                                                                   0
28895                  Ladera Center Footaction, Inc.                                                               0
28896                  LAFAYETTE FOOTACTION, INC.                                                                   0
28897                  Lakewood Fan Club, Inc.                                                                      0
28898                  Lee Harvard Footaction, Inc.                                                                 0
28899                  Leominster Fan Club, Inc.                                                                    0
28900                  Lincoln Park Footaction, Inc.                                                                0
28901                  Lloyd Center Fan Club, Inc.                                                                  0
28902                  Mall @ Barnes Crossing Footaction, Inc.                                                      0
28903                  Macomb Mall Footaction, Inc.                                                                 0
28904                  Mall De Aguilas Footaction, Inc.                                                             0
28905                  MARKET CENTER FOOTACTION, INC.                                                               0
28906                  Marketplace at Hollywood Footaction, Inc.                                                    0
28907                  Quaker Bridge Open Country, Inc.                                                             0
28908                  Fresno Fan Club, Inc.                                                                        0
28909                  Freedom Mall Footaction, Inc.                                                                0
28910                  Sunbury Footaction, Inc.                                                                     0
28911                  Sawgrass Fan Club, Inc.                                                                      0
28912                  Padre Footaction, Inc.                                                                       0
28913                  Vista Ridge Mall Footaction, Inc.                                                            0
28914                  Washington Street Fan Club, Inc.                                                             0
28915                  WEST END MALL FOOTACTION, INC.                                                               0
28916                  Westgate Fan Club, Inc.                                                                      0
28917                  Westland-Haileah Fan Club, Inc.                                                              0
28918                  Killeen Mall Footaction, Inc.                                                                0
28919                  Kings Plaza Fan Club, Inc.                                                                   0
28920                  Lawndale Plaza Footaction, Inc.                                                              0
28921                  Dallas Galleria Footaction, Inc.                                                             0
28922                  Ala Moana Footaction, Inc.                                                                   0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28923                  Del Amo Fan Club, Inc.                                                                       0
28924                  Dartmouth Fan Club, Inc.                                                                     0
28925                  Fairfield Commons Fan Club, Inc.                                                             0
28926                  Cross County (N.Y.) Fan Club, Inc.                                                           0
28927                  Chula Vista Fan Club, Inc.                                                                  11
28928                  Alexandria Mall Footaction, Inc.                                                           361
28929                  CROSSROADS CENTER FOOTACTION, INC.                                                           0
28930                  Crossgates Fan Club, Inc.                                                                    0
28931                  Square One Footaction, Inc.                                                                  0
28932                  Southridge Footaction, Inc.                                                                136
28933                  Southland Mall Footaction, Inc.                                                              0
28934                  Solano Footaction, Inc.                                                                      0
28935                  West Towne Footaction, Inc.                                                                  0
28936                  Fiesta Footaction, Inc.                                                                      0
28937                  Bel-Air Center Footaction, Inc.                                                              0
28938                  Bel Air Mall Footaction, Inc.                                                                0
28939                  West Ridge Footaction, Inc.                                                                  0
28940                  Deptford Open Country, Inc.                                                                  0
28941                  Desoto Square Mall Footaction, Inc.                                                          0
28942                  Dover Mall Footaction, Inc.                                                                  0
28943                  Chatham Ridge Footaction, Inc.                                                               0
28944                  Cielo Vista Mall Footaction, Inc.                                                            0
28945                  San Leandro Footaction, Inc.                                                                 0
28946                  CITY PLACE LONG BEACH FOOTACTION, INC.                                                       0
28947                  Ford City Footaction, Inc.                                                                   0
28948                  Gentilly Woods Footaction, Inc.                                                              0
28949                  Carson Mall Fan Club, Inc.                                                                   0
28950                  CITY PLACE SILVER SPRINGS FOOTACTION, INC.                                                   0
28951                  MELDISCO/PAY LESS SEDRO WOOLEY, WA., INC.                                                  527
28952                  Seatac Footaction, Inc.                                                                      0
28953                  Westgate Footaction, Inc.                                                                    0
28954                  Randall Park Footaction, Inc.                                                                0
28955                  Riverchase Footaction, Inc.                                                                  0
28956                  Rimrock Footaction, Inc.                                                                     0
28957                  Central City Mall Fan Club, Inc.                                                             0
28958                  Animas Mall Footaction, Inc.                                                                 0
28959                  Aventura Fan Club, Inc.                                                                      0
28960                  Fair Oaks Footaction, Inc.                                                                   0
28961                  EASTERN BOULEVARD FOOTACTION, INC.                                                          25
28962                  Eastfield Open Country, Inc.                                                                 0
28963                  Coventry Mall Fan Club, Inc.                                                                 0
28964                  Cordova Mall Footaction, Inc.                                                                0
28965                  Bannister Mall Footaction, Inc.                                                              0
28966                  Carlsbad Fan Club, Inc.                                                                     11
28967                  CAPITAL CENTRE FOOTACTION, INC.                                                              0
28968                  Canterbury Square Footaction, Inc.                                                           0
28969                  Cambridge Galleria Fan Club, Inc.                                                            0
28970                  Broad Street Footaction, Inc.                                                                0
28971                  Bossier Mall Footaction, Inc.                                                                0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

28972                  Bonita Fan Club, Inc.                                                                        0
28973                  Bay Plaza Footaction, Inc                                                                    0
28974                  164 North Star Mall Footaction, Inc.                                                         0
28975                  87TH AND COTTAGE GROVE FOOTACTION, INC.                                                      0
28976                  83 Central Mall Footaction, Inc.                                                             0
28977                  63rd & Western Footaction, Inc.                                                              0
28978                  34TH STREET FOOTACTION, INC.                                                                 0
28979                  1162 Valla Linda Mall Footaction, Inc.                                                       0
28980                  305 Northline Mall Footaction, Inc.                                                          0
28981                  MELDISCO K-M BRISTOL, TENN., INC.                                                        7,961
28982                  MELDISCO K-M CLAIREMONT NESA BLVD., CALIF., INC.                                         2,446
28983                  MELDISCO K-M CHICO, CALIF., INC.                                                        12,341
28984                  MELDISCO K-M BRIDGEVILLE, PA., INC.                                                      9,986
28985                  MELDISCO K-M BROCKTON, MASS., INC.                                                      13,677
28986                  MELDISCO K-M BRICKTOWN, N.J., INC.                                                       7,529
28987                  MELDISCO K-M BREMERTON, WASH., INC.                                                      9,084
28988                  MELDISCO K-M CHILLI, N.Y., INC.                                                         10,754
28989                  MELDISCO K-M BOZEMAN, MONT., INC.                                                        6,731
28990                  MELDISCO K-M CHAMBERSBURG, PA., INC.                                                    14,400
28991                  MELDISCO K-M CAPE GIRARDEAU, MO., INC.                                                   7,111
28992                  MELDISCO K-M BURTON, MICH., INC.                                                        14,928
28993                  MELDISCO K-M CLEARWATER, FLA., INC.                                                     12,419
28994                  MELDISCO K-M BURLINGTON, N.J., INC.                                                     12,905
28995                  MELDISCO K-M BURLINGTON, IOWA, INC.                                                      4,751
28996                  MELDISCO K-M BRUNSWICK, OHIO, INC.                                                       5,908
28997                  MELDISCO K-M CHARLESTON, W.VA., INC.                                                    15,350
28998                  MELDISCO K-M BRANDON,FLA.,INC                                                           20,762
28999                  MELDISCO K-M BOUNTIFUL, UTAH INC.                                                       10,011
29000                  MELDISCO K-M BOSSIER CITY, LA., INC.                                                    15,479
29001                  MELDISCO K-M BLAINE, MINN., INC.                                                        10,490
29002                  MELDISCO K-M IRMO, S.C., INC.                                                            2,951
29003                  MELDISCO K-M HILLCREST DR. CONNECTOR, GA., INC.                                          8,287
29004                  MELDISCO K-M HOWELL, N.J., INC.                                                          8,366
29005                  MELDISCO K-M HOLLISTER, CA., INC.                                                       10,803
29006                  MELDISCO K-M HWY. 89 AT I-67/167, AR., INC.                                              6,741
29007                  MELDISCO K-M INVERNESS, FL., INC.                                                       10,274
29008                  MELDISCO K-M HYATTSVILLE MD., INC.                                                      24,498
29009                  MELDISCO K-M HOPKINSVILLE, KY., INC.                                                     4,685
29010                  MELDISCO K-M IONIA, MICH., INC.                                                          9,247
29011                  MELDISCO K-M KEY WEST, FL., INC.                                                        14,572
29012                  MELDISCO K-M HOLMES, PA., INC.                                                          16,905
29013                  MELDISCO K-M JONESBORO, GA., INC.                                                       13,330
29014                  MELDISCO K-M LIBERTY, MO., INC.                                                          6,468
29015                  MELDISCO K-M LEXINGTON, SC., INC.                                                        5,355
29016                  MELDISCO K-M IDAHO FALLS, ID., INC.                                                      9,324
29017                  MELDISCO K-M JACKSON, WY., INC.                                                         15,372
29018                  MELDISCO K-M IWILEI, HI., INC.                                                          24,969
29019                  MELDISCO K-M KINGSBURG, CA., INC.                                                       10,946
29020                  MELDISCO K-M KILL DEVIL HILLS, NC., INC.                                                14,573

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29021                  MELDISCO K-M LAKE MARY, FL., INC.                                                       11,367
29022                  MELDISCO K-M JUAN DIAZ, P.R., INC.                                                      29,851
29023                  MELDISCO K-M LEVITTOWN, NY., INC.                                                            0
29024                  MELDISCO K-M KINGSLAND, GA., INC.                                                        8,292
29025                  MELDISCO K-M LENEXA, KS., INC.                                                           5,434
29026                  MELDISCO K-M LEMOORE, CA., INC.                                                         12,447
29027                  MELDISCO K-M INDIO, CA., INC.                                                           21,621
29028                  MELDISCO K-M PARADISE, CA., INC.                                                        11,158
29029                  MELDISCO K-M COOS BAY, ORE., INC.                                                        8,865
29030                  MELDISCO K-M DAVIS RD., CA., INC.                                                       28,004
29031                  MELDISCO K-M GRAND BLANC, MICH., INC.                                                    9,301
29032                  MELDISCO K-M GLENMONT, N.Y., INC.                                                        4,612
29033                  MELDISCO K-M MT. PLEASANT, S.C., INC.                                                    3,394
29034                  MELDISCO K-M CARROLLTON, GA., INC.                                                       6,756
29035                  MELDISCO K-M ROCHESTER, N.H., INC.                                                      10,168
29036                  MELDISCO K-M KISSIMMEE, FLA., INC.                                                      31,140
29037                  MELDISCO K-M KEARNY, MO., INC.                                                           7,835
29038                  MELDISCO K-M MONTANA BLVD., TX., INC.                                                   23,898
29039                  MELDISCO K-M HERKIMER, N.Y., INC.                                                        8,661
29040                  MELDISCO K-M GULF TO BAY BLVD., FLA., INC.                                               3,088
29041                  MELDISCO K-M KILLEEN, TX., INC.                                                         15,903
29042                  MELDISCO K-M NORTHERN AVE., ARIZ., INC.                                                 27,233
29043                  MELDISCO K-M MORGANTON, N.C., INC.                                                       8,993
29044                  MELDISCO K-M CHEROKEE, IOWA, INC.                                                        4,503
29045                  MELDISCO K-M BENNINGTON, VT., INC.                                                       5,750
29046                  MELDISCO K-M EASTON, PA., INC.                                                          10,085
29047                  MELDISCO K-M PIKEVILLE, KY., INC.                                                        6,749
29048                  MELDISCO K-M NEWPORT, KY., INC.                                                         14,553
29049                  MELDISCO K-M WEST 3RD ST., CA., INC.                                                    53,425
29050                  MELDISCO K-M DICKINSON, N.D., INC.                                                       7,711
29051                  MELDISCO K-M OELWEIN, IOWA, INC.                                                         4,476
29052                  MELDISCO K-M JOHNSON FERRY RD., GA., INC.                                                5,728
29053                  MELDISCO K-M DAVIE, FLA., INC.                                                          22,189
29054                  MELDISCO K-M BOONE, N.C., INC.                                                           5,264
29055                  MELDISCO K-M TAMIAMI TRAIL, FLA., INC.                                                   9,235
29056                  MELDISCO K-M RED OAK, IOWA, INC.                                                         2,787
29057                  MELDISCO K-M PALMER, MASS., INC.                                                         8,811
29058                  MELDISCO K-M HUNTINGTON, W.VA., INC.                                                     5,028
29059                  MELDISCO K-M SANFORD, N.C., INC.                                                         6,820
29060                  MELDISCO K-M RATON, N. M., INC.                                                          7,289
29061                  MELDISCO K-M REIDSVILLE, N.C., INC.                                                      8,009
29062                  MELDISCO K-M SOUTH BROADWAY, KS., INC.                                                   7,310
29063                  MELDISCO K-M MOORHEAD, MINN., INC.                                                       9,272
29064                  MELDISCO K-M BROKEN ARROW, OKLA., INC.                                                      17
29065                  MELDISCO K-M FERGUS FALLS, MINN., INC.                                                   5,717
29066                  ALTON, ILL., MELDISCO K-M, INC.                                                         11,728
29067                  MELDISCO K-M FORT ATKINSON, WISC., INC.                                                  8,189
29068                  MELDISCO K-M SARASOTA, FLA., INC.                                                       18,883
29069                  MELDISCO K-M VETERANS MEMORIAL BLVD., LA., INC.                                         22,202

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29070                  MELDISCO K-M PUYALLUP, WASH., INC.                                                       7,912
29071                  MELDISCO K-M NATIONAL RD IND INC                                                         9,281
29072                  MELDISCO K-M RIDGE RD., N.Y., INC.                                                       8,807
29073                  MELDISCO K-M AVENEL, N.J., INC.                                                         21,496
29074                  MELDISCO K-M FAIRFAX, VA., INC.                                                         10,930
29075                  MELDISCO K-M SYKESVILLE, MD., INC.                                                       3,407
29076                  MELDISCO K-M CORBIN, KY., INC.                                                          14,070
29077                  MELDISCO K-M TRUJILLO ALTO, P.R., INC.                                                  30,235
29078                  MILES MELDISCO K-M GORDON H'WAY., GA., INC.                                             10,864
29079                  MILES MELDISCO K-M HAINES RD., PA., INC.                                                13,752
29080                  MILES MELDISCO K-M GROSEBECK, MICH., INC.                                               12,275
29081                  MILES MELDISCO K-M GREENFIELD, WISC., INC.                                              13,378
29082                  MILES MELDISCO K-M HARMONT AVE., OHIO, INC.                                             11,983
29083                  MILES MELDISCO K-M HARBOR CREEK, PA., INC.                                               6,474
29084                  MILES MELDISCO K-M HARBOR CITY, CALIF., INC.                                            20,453
29085                  MILES MELDISCO K-M HOWE AVE., CALIF., INC.                                                   0
29086                  MILES MELDISCO K-M HOLLYWOOD FLA INC                                                    22,268
29087                  MILES MELDISCO K-M HARVLAN CENTER, CALIF., INC.                                         28,779
29088                  MILES MELDISCO K-M INDUSTRIAL RD., CALIF., INC.                                         21,075
29089                  MILES MELDISCO K-M INDUSTRY, CALIF., INC.                                               14,106
29090                  MILES MELDISCO K-M HAWTHORNE BLVD., CALIF., INC.                                        22,567
29091                  MILES MELDISCO K-M GREEN BAY, INC.                                                      14,214
29092                  MILES MELDISCO K-M HUBBELL AVE., IOWA, INC.                                             13,659
29093                  MILES MELDISCO K-M JANESTOWN RD., PA., INC.                                             13,694
29094                  MILES MELDISCO K-M JANESVILLE, WISC., INC.                                              12,972
29095                  MILES MELDISCO K-M KEOKUK AVE., IOWA, INC.                                               6,032
29096                  MILES MELDISCO K-M H'WAY 24, MO., INC.                                                  14,136
29097                  MILES MELDISCO K-M INDIAN SCHOOL, ARIZ., INC.                                           36,222
29098                  MILES MELDISCO K-M HOGAN RD., MAINE, INC.                                               12,572
29099                  MILES MELDISCO K-M HIALEAH FLA INC                                                      40,630
29100                  MILES MELDISCO K-M HAZLET, N.J. INC.                                                    19,277
29101                  CROSS CREEK MALL FOOTACTION, INC.                                                            0
29102                  Tri-County Footaction, Inc.                                                                  0
29103                  Northland Center Footaction, Inc.                                                            0
29104                  Pembroke Lakes Footaction, Inc.                                                              0
29105                  Harper Woods FootAction, Inc.                                                                0
29106                  Western Hills Footaction, Inc.                                                               0
29107                  Columbia Mall Footaction, Inc.                                                               0
29108                  Cumberland Footaction, Inc.                                                                  0
29109                  Santa Anita Fan Club, Inc.                                                                  25
29110                  South Shore Footaction, Inc.                                                                 0
29111                  Kenwood Footaction, Inc.                                                                     0
29112                  Columbus Mall Footaction, Inc.                                                               0
29113                  Crossroads FootAction, Inc.                                                                  0
29114                  Northgate Footaction, Inc.                                                                  25
29115                  Great Northern Open Country, Inc.                                                            0
29116                  Merced Mall Footaction, Inc.                                                                 0
29117                  Montgomery Mall Footaction, Inc.                                                            29
29118                  Ingleside Open Country, Inc.                                                                 0

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29119                  North Shore Footaction, Inc.                                                                 0
29120                  Homiguero Footaction, Inc                                                                    0
29121                  Northwest Mall Footaction, Inc.                                                              0
29122                  Oglethorpe Footaction, Inc.                                                                  0
29123                  Charleston Footaction, Inc.                                                                  0
29124                  First Colony Footaction, Inc                                                                 0
29125                  CRABTREE VALLEY FOOTACTION, INC.                                                             0
29126                  San Angelo Footaction, Inc.                                                                  0
29127                  San Cados Footaction, Inc.                                                                   0
29128                  Rolling Acres Open Country, Inc.                                                             0
29129                  River Falls Footaction, Inc.                                                                 0
29130                  Grand Avenue Footaction, Inc.                                                                0
29131                  Glendale Center Footaction, Inc.                                                             0
29132                  Dedham Mall Fan Club, Inc.                                                                   0
29133                  Lynnwood Footaction, Inc.                                                                    0
29134                  Metrocenter Mall Footaction, Inc.                                                            0
29135                  Green Acres Open Country, Inc.                                                               0
29136                  Roosevelt Field Open Country, Inc.                                                           0
29137                  Hickory Point Footaction, Inc.                                                               0
29138                  Fort Steuben Mall Footaction, Inc.                                                           0
29139                  Eagle Rock Plaza Footaction, Inc.                                                            0
29140                  MELDISCO K-M LONDON, OHIO, INC.                                                          5,656
29141                  MELDISCO K-M LONDON, KY., INC.                                                           8,783
29142                  MELDISCO K-M LOS COLOBOS, N.Y., INC.                                                    40,516
29143                  MELDISCO K-M MARTINSBURG, W. VA., INC.                                                  11,015
29144                  MELDISCO K-M EXPRESO LAS AMERICAS, PR., INC.                                            42,237
29145                  Midway Mall Footaction, Inc.                                                                 0
29146                  Mainland Mall Footaction, Inc.                                                               0
29147                  N. County Fair (CA) Footaction, Inc.                                                         0
29148                  Deerbrook Mall Footaction, Inc.                                                              0
29149                  Jacksonville Mall Footaction, Inc.                                                           0
29150                  River Center Footaction, Inc.                                                                0
29151                  Rio Piedras Footaction, Inc.                                                                 0
29152                  Lufkin Mall Footaction                                                                       0
29153                  Boulevard Mall Footaction, Inc.                                                              0
29154                  Mondawmin Footaction, Inc.                                                                   0
29155                  Mall of America Footaction, Inc.                                                             0
29156                  Coliseum-Hampton Footaction, Inc.                                                            0
29157                  Pine Bluff Footaction, Inc.                                                                  0
29158                  Galleria at Sunset Footaction, Inc.                                                          0
29159                  MELDISCO K-M CRANSTON, R.I., INC.                                                       28,641
29160                  MELDISCO K-M CRAIG, COLO., INC.                                                          4,648
29161                  MELDISCO K-M CONWAY, S.C., INC.                                                          4,850
29162                  MELDISCO K-M COLUMBUS, MISS., INC.                                                       7,905
29163                  MELDISCO K-M CLERMONT, FLA., INC.                                                       17,301
29164                  MELDISCO K-M CLEMMONS, N.C., INC.                                                        7,075
29165                  MELDISCO K-M CHARLES CITY, IA., INC.                                                     6,646
29166                  MELDISCO K-M CENTRE, AL., INC.                                                           6,194
29167                  MELDISCO K-M CAYEY, N.Y., INC.                                                          24,932

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29168                  MELDISCO K-M CARLISLE, PA., INC.                                                         9,623
29169                  MELDISCO K-M CAMBRIDGE, OHIO, INC.                                                       8,464
29170                  MELDISCO K-M DE LAND, FLA., INC.                                                         1,727
29171                  MELDISCO K-M DEFIANCE, OH., INC.                                                        14,019
29172                  MELDISCO/K-M 374 WINDSOR HWY., NY., INC.                                                12,204
29173                  MELDISCO K-M DEMING, N.M. INC.                                                          10,748
29174                  MILES MELDISCO K-M ABELENE, TEXAS, INC.                                                 10,953
29175                  MILES MELDISCO K-M ACCESS, TENN., INC.                                                   7,660
29176                  MILES MELDISCO K-M ANDERSON, S.C., INC.                                                  5,362
29177                  MELDISCO K-M WELLSVILLE, N.Y., INC.                                                     10,287
29178                  MELDISCO K-M WAYNESBORO, VA., INC.                                                       8,384
29179                  MELDISCO K-M WAYCROSS RD., OH., INC.                                                    10,425
29180                  MELDISCO K-M WINCHESTER RD., TN., INC.                                                       0
29181                  MELDISCO K-M WIND GAP, PA., INC.                                                        11,172
29182                  MELDISCO/KM 10405 SOUTH EASTERN AVE., NV., INC.                                         12,147
29183                  MILES MELDISCO K-M 8 MILE DRIVE, MICH., INC.                                            27,917
29184                  MILES MELDISCO K-M 84TH AVE., COLO., INC.                                               23,539
29185                  PEORIA, IL., MELDISCO K-M, INC.                                                          8,515
29186                  MILES MELDISCO K-M POINT PLAZA, PA., INC.                                               12,161
29187                  MILES MELDISCO K-M PORT HURON, MICH., INC.                                              24,564
29188                  VILLA PARK, ILL., MELDISCO K-M, INC.                                                         0
29189                  ROUND LAKE, ILL., MELDISCO K-M, INC.                                                    18,608
29190                  PROSPECT AVE., ILL., MELDISCO K-M, INC.                                                      0
29191                  MILES MELDISCO K-M WANAMAKER RD., KANSAS, INC.                                          11,411
29192                  MILES SHOES MELDISCO K-M SALEM AVE., DAYTON, OHIO, INC.                                  5,939
29193                  NORRIDGE, IL., MELDISCO K-M, INC.                                                       36,828
29194                  OAK LAWN, IL., W. 95TH ST., MELDISCO K-M, INC.                                          24,462
29195                  MILES MELDISCO K-M OPDYKE RD., MICH., INC.                                              12,350
29196                  MILES MELDISCO K-M ROME, GA., INC.                                                      15,371
29197                  MILES MELDISCO K-M TEAL IND INC                                                         13,990
29198                  MILES MELDISCO K-M CLARKSVILLE IND INC                                                   6,483
29199                  MILES MELDISCO K-M GOVERNMENT BLVD., ALA., INC.                                              0
29200                  MILES MELDISCO K-M BROOKLYN, OHIO, INC.                                                 28,104
29201                  MILES MELDISCO K-M GREELEY, COLO., INC.                                                 12,046
29202                  MILES MELDISCO K-M MAPLE AVE., N.C., INC.                                               15,330
29203                  MELDISCO K-M 2770 MAYSVILLE PIKE, OH., INC.                                              6,441
29204                  MELDISCO K-M 2615 EASTERN AVE., WI., INC.                                                7,456
29205                  MELDISCO K-M 2606 ZION RD., KY., INC.                                                    7,184
29206                  MELDISCO K-M 2420 WISTERIA DRIVE,GA, INC.                                               11,925
29207                  MELDISCO K-M 1400 E. CLOVERDALE DR., MI., INC.                                          10,230
29208                  MELDISCO K-M 2233 N. WESTWOOD BLVD., MO., INC.                                          12,097
29209                  MELDISCO K-M 5600 MILGEN ROAD, GA., INC.                                                 7,942
29210                  MELDISCO K-M 7422 GALL BLVD., FL., INC.                                                 10,814
29211                  MELDISCO K-M 1355 E. PASS RD., MS., INC.                                                10,853
29212                  MELDISCO K-M 1530 E. BROAD ST., N.C., INC.                                               7,721
29213                  MELDISCO K-M 1675 S. PLEASANT VALLEY RD., VA., INC.                                     13,329
29214                  MELDISCO K-M 1355 W. MAIN ST., VA., INC.                                                 3,747
29215                  MELDISCO K-M 1396 S. MAIN ST., MI., INC.                                                 8,490
29216                  MELDISCO K-M 2935 NEW PINERY RD., WI., INC.                                              7,477

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29217                  MELDISCO K-M 2945 SCOTTSVILLE ROAD, KY., INC.                                            8,142
29218                  MELDISCO K-M 1800 SO. HWY. #95, AZ., INC.                                               11,676
29219                  MELDISCO K-M ALESSANDRO BLVD., CA., INC.                                                17,591
29220                  MELDISCO K-M 1801 N.W. HWY. 19, FL., INC.                                               10,527
29221                  MELDISCO K-M 1810 SO. STEPHENSON AVE., MI., INC.                                         6,527
29222                  MELDISCO K-M 1403 N, KINGS HWY., S.C., INC.                                             13,187
29223                  MELDISCO K-M 1401 SPRING ST., MI., INC.                                                  9,942
29224                  MELDISCO K-M 1400 UPPER VALLEY PIKE, OH., INC.                                           6,473
29225                  MELDISCO K-M 1615 E. SHOTWELL ST., GA., INC.                                             6,656
29226                  MELDISCO K-M ALLIANCE, NEB., INC.                                                        4,268
29227                  MELDISCO K-M ALEXANDRIA, MN., INC.                                                       8,604
29228                  MELDISCO K-M 52401 INTERCHANGE DR., IN., INC.                                           11,405
29229                  MELDISCO K-M ABINGDON, VA., INC.                                                        10,311
29230                  MELDISCO K-M AGUADILLA, N.Y., INC.                                                      39,177
29231                  MELDISCO K-M 19003 BEAVER CREEK RD., OR., INC.                                           8,154
29232                  MELDISCO K-M 8601K WEST M-55, MI., INC.                                                  9,424
29233                  MELDISCO K-M 7900 S.W. 104TH ST., FL.,INC.                                              17,826
29234                  MELDISCO K-M 7602 TURKEY LAKE RD., FL., INC.                                            17,712
29235                  MELDISCO K-M 7100 W. HWY. 98, FL., INC.                                                  7,326
29236                  MELDISCO K-M 4700 SECOND AVE., NE., INC.                                                 5,871
29237                  MELDISCO K-M 6455 U.S. #31 N., MI., INC.                                                 8,505
29238                  MELDISCO K-M 4300 PORTSMOUTH BLVD., VA., INC.                                            5,963
29239                  MELDISCO K-M 3790 THIRD ST., FL., INC.                                                      25
29240                  MELDISCO K-M 3760 E. SUNSET RD., NV., INC.                                              15,587
29241                  MELDISCO K-M 3655 PLANK RD., VA., INC.                                                  10,255
29242                  MELDISCO K-M 3100 NEW U.S. #441 W., FL., INC.                                           13,753
29243                  MELDISCO K-M 2110 SO. M-76, MI., INC.                                                   13,332
29244                  MELDISCO K-M 1950 N. IMPERIAL AVE., CA., INC.                                           13,167
29245                  MELDISCO K-M 2000 BARNETT SHOALS RD., GA., INC.                                          7,144
29246                  MELDISCO K-M 2011 E. FRY BLVD., AZ., INC.                                               10,648
29247                  MELDISCO K-M 2107 N. GARDEN ST., MN., INC.                                               7,648
29248                  MELDISCO K-M SOUTHBURY, CT., INC.                                                       13,813
29249                  MELDISCO K-M CAMINO DR., CAL., INC.                                                      2,330
29250                  MELDISCO K-M VIRGINIA, MN., INC.                                                         9,950
29251                  MELDISCO K-M THEODORE, ALA., INC.                                                            0
29252                  MELDISCO K-M THREE NOTCH RD., MD., INC.                                                  9,419
29253                  MELDISCO K-M SEVEN HILLS, OHIO, INC.                                                    15,556
29254                  MELDISCO K-M TITUSVILLE, FL., INC.                                                      11,378
29255                  MELDISCO K-M TOLLESON, AZ., INC.                                                        20,645
29256                  MELDISCO K-M TURNER LAKE RD., GA., INC.                                                  9,064
29257                  MELDISCO K-M U.S. HWY. #220 SO., VA., INC.                                               6,074
29258                  MELDISCO K-M VEGA BAJA, P.R., INC.                                                      20,327
29259                  MELDISCO K-M VERNAL, UT., INC.                                                           6,574
29260                  MELDISCO K-M WILLIAMSBURG, VA., INC.                                                    10,824
29261                  MELDISCO K-M SUNRISE HWY., N.Y., INC.                                                   27,799
29262                  MELDISCO K-M TEMECULA, CA., INC.                                                        18,217
29263                  MELDISCO K-M SWEETWATER, TN., INC.                                                       9,758
29264                  MELDISCO K-M THE DALLES, OR., INC.                                                      11,439
29265                  MELDISCO K-M SOMERVILLE, N.J., INC.                                                      9,306

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29266                  MELDISCO K-M SOUTHGATE SQ., VA., INC.                                                    7,128
29267                  MELDISCO K-M SPANAWAY, WA., INC.                                                        10,240
29268                  MELDISCO K-M SPRINGBORO, OH., INC.                                                       6,924
29269                  MELDISCO K-M SPEARFISH, SD., INC.                                                        9,052
29270                  MELDISCO K-M WAYNESVILLE, NC.,   INC.                                                    6,595
29271                  MELDISCO K-M COX CREEK, AL., INC.                                                       10,259
29272                  MELDISCO K-M CROSSTOWN RD., GA., INC.                                                    7,141
29273                  MELDISCO K-M CORVALLIS, OR., INC.                                                        9,715
29274                  MELDISCO K-M GILLETTE, WYO., INC.                                                        6,183
29275                  MELDISCO K-M EASLEY, S.C., INC.                                                          5,531
29276                  MELDISCO K-M WASCO, CA., INC.                                                           15,781
29277                  MELDISCO K-M WEBSTER, NY., INC.                                                         13,310
29278                  MELDISCO K-M WENATCHEE, WASH., INC.                                                      8,064
29279                  MELDISCO K-M WEST ALLIS, WI., INC.                                                      19,795
29280                  MELDISCO K-M WEST BABYLON, N.Y., INC.                                                   24,566
29281                  MELDISCO K-M SWEETWATER, TX., INC.                                                       7,802
29282                  MELDISCO K-M WEST BROADWAY, IN., INC.                                                    6,175
29283                  MELDISCO K-M WEST VALLEY CITY, UT., INC.                                                 9,747
29284                  MELDISCO K-M WEXFORD, PA., INC.                                                          6,131
29285                  MELDISCO K-M WAUPACA, WI., INC.                                                         13,713
29286                  MELDISCO K-M WESTWOOD, N.J.                                                             17,781
29287                  MELDISCO K-M SPRINGFIELD, MO., INC.                                                      6,943
29288                  Dallas Feet, Inc.                                                                            0
29289                  SUNNY ISLE (V.I.) FOOTACTION, INC., DBA SHOE ZONE #8477                                      0
29290                  Pembroke Feet, Inc.                                                                          0
29291                  Jackson Feet, Inc.                                                                           0
29292                  Austin Feet, Inc.                                                                            0
29293                  East 41st Street Feet, Inc.                                                                  0
29294                  Sanford Feet, Inc.                                                                         161
29295                  Germantown Pkwy. Feet, Inc.                                                                  0
29296                  Cortana Feet, Inc.                                                                           0
29297                  Knoxville Feet, Inc.                                                                         0
29298                  Independence Feet, Inc.                                                                      0
29299                  Westheimer Feet, Inc.                                                                        0
29300                  Lewisville Feet, Inc.                                                                        0
29301                  San Pedro Avenue Feet, Inc.                                                                  0
29302                  Ft. Lauderdale Feet, Inc.                                                                    0
29303                  Cutler Avenue Feet, Inc.                                                                     0
29304                  Arlington Feet, Inc.                                                                         0
29305                  Tulsa Feet, Inc.                                                                             0
29306                  Plano Feet, Inc.                                                                             0
29307                  El Paso Feet, Inc.                                                                           0
29308                  Albuquerque Feet, Inc.                                                                       0
29309                  MELDISCO K-M MANTECA, CA., INC.                                                         10,240
29310                  MELDISCO K-M MANAHAWKIN, N.J., INC.                                                     22,284
29311                  Meldisco K-M Mac Arthur Town Ctr., PA., Inc.                                            12,955
29312                  MELDISCO K-M LOS ROMEROS AVE., N.Y., INC.                                               22,391
29313                  MELDISCO K-M MILTON, FLA., INC.                                                          9,585
29314                  MELDISCO K-M MCKINLEYVILLE, CA., INC.                                                   16,927

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29315                  MELDISCO K-M MATAMORAS, PA., INC.                                                       18,486
29316                  MELDISCO K-M MAYAGUEZ, PR., INC.                                                        28,894
29317                  MELDISCO K-M MENTOR, OHIO, INC.                                                         16,895
29318                  MELDISCO K-M FREMONT, OH., INC.                                                         15,287
29319                  MELDISCO K-M HUMMELSTOWN, PA., INC.                                                     10,513
29320                  MELDISCO K-M LAUREL MALL - ROUTE 93, PA., INC.                                          15,008
29321                  MELDISCO K-M LAKEPORT, CA., INC.                                                        16,917
29322                  MELDISCO K-M LAREDO, TX., INC.                                                          42,251
29323                  MELDISCO K-M KENTON, OHIO, INC.                                                          7,999
29324                  MELDISCO K-M KONA (KAILUA), N.Y., INC.                                                  21,408
29325                  MELDISCO K-M LACKAWANNA, N.Y., INC.                                                     17,376
29326                  MELDISCO K-M FAYETTEVILLE RD., N.C., INC.                                               13,859
29327                  MELDISCO K-M FENTON, MICH., INC.                                                        16,227
29328                  MELDISCO K-M GASTONIA, N.C., INC.                                                       13,356
29329                  MELDISCO K-M HANOVER, PA., INC.                                                              0
29330                  MELDISCO K-M HASTINGS, NEB., INC.                                                        7,157
29331                  MELDISCO K-M HONESDALE, PA., INC.                                                       11,352
29332                  MELDISCO K-M HONOLULU, N.Y., INC.                                                       22,972
29333                  MELDISCO K-M JOHNSON CITY, TN., INC.                                                    17,129
29334                  MELDISCO K-M JACKSONVILLE, FLA., INC.                                                   15,935
29335                  MELDISCO K-M JACKSON, MICH., INC.                                                        9,269
29336                  MELDISCO K-M FORT ST. & PA., MI., INC.                                                  26,242
29337                  MELDISCO K-M RUTLAND, VT., INC.                                                         10,605
29338                  MELDISCO K-M S. E. QUADRANT OUTWATER LANE AT RANDOLPH AVE., NJ., INC.                   32,472
29339                  MELDISCO K-M S.R. 128 @ S.R. 2, NY., INC.                                               27,070
29340                  MELDISCO K-M SANDY, UTAH, INC.                                                           9,890
29341                  MELDISCO K-M SIDNEY, N.Y., INC.                                                         11,994
29342                  MELDISCO K-M SOUTHAVEN, MISS., INC.                                                          0
29343                  MELDISCO K-M TOWANDA, PA., INC.                                                         11,480
29344                  MELDISCO K-M ROBERT ST., MINN., INC.                                                    12,270
29345                  MELDISCO K-M ROUTE 118 & DOWNING DR., N.Y., INC.                                        12,760
29346                  MELDISCO K-M WARWICK BLVD., VA., INC.                                                   12,143
29347                  MELDISCO K-M STATE ROUTE 481, N.Y., INC.                                                 6,403
29348                  MELDISCO K-M STUART, FLA., INC.                                                              0
29349                  MELDISCO K-M SUNNY ISLE SHOPPING CTR. CHRISTIANSTED, V.I., INC.                         19,735
29350                  MELDISCO K-M TAMUNING, GUAM, INC.                                                       55,135
29351                  MELDISCO K-M TUSTIN, CA., INC.                                                             127
29352                  MELDISCO K-M VERSAILLES, KY., INC.                                                       8,654
29353                  MELDISCO K-M W. MARKET ST.,N.C.,INC                                                     12,641
29354                  MELDISCO K-M WATERTOWN, N.Y., INC.                                                       9,554
29355                  MELDISCO K-M WALNUTPORT, PA., INC.                                                      15,950
29356                  MELDISCO K-M WARREN, OHIO, INC.                                                         19,572
29357                  MELDISCO K-M MONTAUK HWY. N.Y., INC.                                                    14,018
29358                  MELDISCO K-M LIHUE (KAUAI), N.Y., INC.                                                  13,635
29359                  MELDISCO K-M NEW LEBANON, OH., INC.                                                      6,014
29360                  MELDISCO K-M OAK HILL, WV., INC.                                                         4,509
29361                  MELDISCO K-M OVERTON CROSSING, TENN., INC.                                              25,009
29362                  MELDISCO K-M PARSIPPANY, N.J., INC.                                                      1,221
29363                  MELDISCO K-M PELL CITY, AL., INC.                                                        7,522

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29364                  MELDISCO K-M PEORIA, ARIZ., INC.                                                             0
29365                  MELDISCO K-M MORGANTOWN, WV., INC.                                                      10,304
29366                  MELDISCO K-M LEWISBURG, WV., INC.                                                        7,104
29367                  1101 BELTLINE RD., IL., MELDISCO K-M, INC.                                               6,414
29368                  MELDISCO K-M PERRY, FLA., INC.                                                           5,866
29369                  MELDISCO K-M PLATTEVILLE, WISC., INC.                                                   10,290
29370                  MELDISCO K-M PLAZA CARIBE MALL, P.R., INC.                                              27,389
29371                  MELDISCO K-M PORT ROYAL, FLA., INC.                                                     38,192
29372                  MELDISCO K-M ST. CROIX, N.Y., INC.                                                      24,291
29373                  MELDISCO K-M PORTAGE IN INC                                                             18,179
29374                  MELDISCO K-M POWAY, CA., INC.                                                                0
29375                  MELDISCO K-M POWER RD., AZ., INC.                                                       56,480
29376                  MELDISCO K-M N. 32 ST., ARIZ., INC.                                                     18,754
29377                  MELDISCO K-M N. novUSTA, S.C., INC.                                                      4,928
29378                  MELDISCO K-M N. EXPRESSWAY, TX., INC.                                                   34,919
29379                  MELDISCO K-M PR 20 & ESMERALDA, PR., INC.                                               32,671
29380                  MELDISCO K-M PR #22 & PR #18, PR., INC.                                                 47,690
29381                  MELDISCO K-M PUTNAM, CONN., INC.                                                           242
29382                  MELDISCO K-M REHOBOTH BEACH, DE., INC.                                                  15,129
29383                  MELDISCO K-M QUEENSBURY, N.Y., INC.                                                     17,029
29384                  MELDISCO K-M RENO, PA., INC.                                                             7,595
29385                  MELDISCO K-M DECATUR IND INC                                                             7,829
29386                  MELDISCO K-M 8701 SIX FORKS ROAD, NC., INC.                                              7,221
29387                  MELDISCO K-M 900 N.W. 76 BLVD., FL., INC.                                               16,853
29388                  MELDISCO K-M COLLEGE AVE., CA., INC.                                                    12,985
29389                  MELDISCO K-M CLIFTON PARK, N.Y., INC.                                                   10,692
29390                  MELDISCO K-M COLUMBIA, PA., INC.                                                        13,490
29391                  MELDISCO K-M EMMET ST., NEB., INC.                                                       8,599
29392                  MELDISCO K-M COLUMBUS, IN., INC.                                                         6,761
29393                  MELDISCO K-M ELLENTON, FL., INC.                                                        17,381
29394                  MELDISCO K-M ELIZABETHTOWN, PA., INC.                                                   11,377
29395                  MELDISCO K-M EASTERN REGIONAL S.C., P.R., INC.                                          26,062
29396                  MELDISCO K-M McMURRAY, PA., INC.                                                         9,656
29397                  MELDISCO K-M DRAPER, UT., INC.                                                           6,323
29398                  MELDISCO K-M 1650 AIRPORT BLVD., FL., INC.                                               7,542
29399                  MELDISCO K-M DETROIT LAKES, MN., INC.                                                    9,313
29400                  MELDISCO K-M CLEVELAND, TN., INC.                                                        9,184
29401                  MELDISCO K-M ELIZABETHTOWN, KY., INC.                                                   11,511
29402                  MELDISCO K-M 15861 MICHIGAN AVE., MI., INC.                                             11,087
29403                  MELDISCO K-M DOYLESTOWN, PA., INC.                                                      13,645
29404                  MELDISCO K-M ELKINS, W.VA., INC.                                                         7,168
29405                  MELDISCO K-M HARRISON, OH., INC.                                                        13,110
29406                  MELDISCO K-M HILLMAN ST., CA., INC.                                                     14,045
29407                  MELDISCO K-M HWY. #127, KY., INC.                                                        9,777
29408                  MELDISCO K-M LAKE HAVASU CITY, AZ., INC.                                                13,018
29409                  MELDISCO K-M CORINTH, MS., INC.                                                          7,736
29410                  MELDISCO K-M COUNTY LINE RD., CA., INC.                                                 24,325
29411                  MELDISCO K-M CLARKSVILLE, TENN., INC.                                                    8,838
29412                  MELDISCO K-M 3535 W. 13TH ST., NE., INC.                                                 6,492

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29413                  MELDISCO K-M 1670 E. FOURTH, CA., INC.                                                  21,840
29414                  MELDISCO K-M 8829 GREENBELT RD., MD., INC.                                              15,277
29415                  MELDISCO K-M COALINGA, CA., INC.                                                        12,742
29416                  MELDISCO K-M CLINTON, TN., INC.                                                          6,851
29417                  MELDISCO K-M CLINTON, OKLA., INC.                                                        6,179
29418                  MELDISCO K-M CHIPPEWA FALLS, WI., INC.                                                  10,015
29419                  MELDISCO K-M CLARKSBURG, WV., INC                                                        9,137
29420                  MELDISCO K-M COMERIO AVE., PR., INC.                                                    34,887
29421                  HINSDALE, ILL., MILES MELDISCO K-M, INC.                                                 7,448
29422                  GRANITE CITY, ILL., MELDISCO K-M, INC.                                                  10,159
29423                  FRANKLIN PARK, ILL., MELDISCO K-M INC.                                                  17,511
29424                  MELDISCO K-M 3900 NORTHERN AVE., COLO., INC.                                             7,070
29425                  MELDISCO K-M ABERDEEN, S.D., INC.                                                        7,235
29426                  JOLIET, ILL., MELDISCO K-M, INC.                                                        12,549
29427                  MELDISCO K. M. TUSCALOOSA, ALA., INC.                                                    7,407
29428                  EAST PERSHING RD., ILL., MILES MELDISCO K-M, INC.                                        8,136
29429                  MELDISCO K-M 18 MILE RD., MICH., INC.                                                    9,810
29430                  MELDISCO K-M CONOVER, NC., INC.                                                          9,938
29431                  EMPIRE, ILL., MELDISCO K-M, INC.                                                        10,749
29432                  CLEAR LAKE, ILL., MELDISCO K-M, INC.                                                     9,375
29433                  23RD AVE., ILL., MELDISCO K-M, INC.                                                      8,976
29434                  MELDISCO K-M BELLEVILLE, MICH., INC.                                                    16,160
29435                  MELDISCO K-M BEAVERTON, ORE., INC.                                                      17,552
29436                  MELDISCO K-M BAY RD., MICH., INC.                                                        9,506
29437                  BELVIDERE RD., ILL., MELDISCO K-M, INC.                                                 21,780
29438                  CARBONDALE, ILL., MELDISCO K-M, INC.                                                     4,023
29439                  BRIDGEVIEW, ILL., MELDISCO K-M, INC.                                                    23,468
29440                  MELDISCO K-M 850 SADLER ROAD, FL., INC.                                                  9,138
29441                  MELDISCO K-M AUBURN, ALA., INC.                                                          6,387
29442                  MELDISCO K-M BELLINGHAM, WASH., INC.                                                    14,551
29443                  MELDISCO K-M APALACHEE PKW., FLA, INC                                                    9,815
29444                  MELDISCO K-M BARTLESVILLE, OKLA., INC.                                                   6,320
29445                  MELDISCO K-M 3100 HAMILTON RD., OHIO, INC.                                              12,234
29446                  MELDISCO K-M 52ND ST., WISC., INC.                                                      14,171
29447                  MELDISCO K-M 34TH ST., FLA., INC.                                                       10,307
29448                  MELDISCO K-M BILLERICA, MASS., INC.                                                      5,531
29449                  MELDISCO K-M BERLIN, N.J., INC.                                                         12,410
29450                  MELDISCO K-M 4500 N. RANCHO DR., NV., INC.                                              22,683
29451                  MELDISCO K-M SENECA, S.C., INC.                                                          6,203
29452                  MELDISCO K-M ST JOHN IN INC                                                              7,869
29453                  MELDISCO K-M PERRYSBURG, OH., INC.                                                       6,035
29454                  MELDISCO K-M PARRISH AVE., KY., INC.                                                     5,447
29455                  MELDISCO K-M MONTICELLO, MN., INC.                                                      10,279
29456                  MELDISCO K-M PALMER PARK BLVD., CO., INC.                                               10,726
29457                  MELDISCO K-M PACE PARKWAY, GA., INC.                                                    13,172
29458                  MELDISCO K-M 11003 HULL ST. RD., VA., INC.                                               7,004
29459                  MELDISCO K-M ANNISTON, ALA., INC.                                                        7,860
29460                  MELDISCO K-M 4570 LADSON ROAD,   INC.                                                    3,784
29461                  MELDISCO K-M PINE ISLAND BLVD., FL., INC.                                                5,780

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

29462                  MELDISCO K-M GOVERNOR PLACE, DE., INC.                                                  20,212
29463                  MELDISCO K-M SOLOMONS ISLAND RD., MD., INC.                                              8,367
29464                  MELDISCO K-M SMYRNA, TN., INC.                                                           6,147
29465                  MELDISCO K-M SHOW LOW, AZ., INC.                                                         8,081
29466                  SOUTH GARY AVE., ILL., MELDISCO K-M, INC.                                               18,333
29467                  MELDISCO K-M SHIPPENSBURG, PA., INC.                                                     6,962
29468                  MELDISCO K-M SHAWANO, WI., INC.                                                          7,946
29469                  MELDISCO K-M SEVENTH ST., MIAMI, FL., INC.                                              52,414
29470                  MELDISCO K-M 3860 N. MAIN ST., NM., INC.                                                 8,346
29471                  MELDISCO K-M HASTINGS, MI., INC.                                                        12,266
29472                  MILES MELDISCO K-M CASPER, WYO., INC.                                                    8,995
29473                  STREATOR, IL., MELDISCO K-M, INC.                                                        6,035
29474                  MELDISCO K-M GOLDEN GATE PKWY., FL., INC.                                               23,016
29475                  MELDISCO K-M PHENIX CITY, ALA., INC.                                                     8,865
29476                  MELDISCO K-M OSCODA, MI, INC.                                                           13,763
29477                  MELDISCO K-M 10101 SOUTHERN BLVD., FL., INC.                                            11,623
29478                  MELDISCO K-M HERMITAGE, PA., INC.                                                        7,834
29479                  MELDISCO K-M GLASGOW, KY., INC.                                                          9,084
29480                  MELDISCO K-M ELKVIEW, W.V., INC.                                                        12,742
29481                  MELDISCO K-M RACINE, WISC., INC.                                                        11,331
29482                  MELDISCO K-M RAFAEL CORDERO AVE. & STATE HWY. #30, PR., INC.                            35,340
29483                  MELDISCO K-M WALL, NJ., INC.                                                            16,942
29484                  MELDISCO K-M GLENDIVE, MONT., INC.                                                       4,432
29485                  MELDISCO K-M GLEN BURNIE, MD., INC.                                                     10,046
29486                  MELDISCO K-M 101401 OVERSEAS HWY., FL., INC.                                            12,098
29487                  MELDISCO K-M CORNELIA, GA., INC.                                                        10,712
29488                  MELDISCO K-M PRICE, UT., INC.                                                            7,559
29489                  MELDISCO K-M PARKMAN RD. NW, OHIO, INC.                                                  6,984
29490                  MELDISCO K-M HIGH RIDGE, MO., INC.                                                       6,428
29491                  MELDISCO K-M MOREHEAD CITY, N.C., INC.                                                   7,471
29492                  MELDISCO K-M HAMILTON, MT., INC.                                                        10,061
29493                  MELDISCO K-M HENDERSONVILLE, N.C., INC.                                                  8,380
29494                  MELDISCO/PAYLESS 625 EL CAMINO REAL, CA., INC.                                               0
29495                  MELDISCO/PAY LESS MILWAUKIE, OR., INC.                                                     589
29496                  MELDISCO/PAY LESS MARCOLA RD., OR., INC.                                                   121
29497                  MELDISCO/PAY LESS 400 N. 1ST ST., CO., INC.                                                218
29498                  MELDISCO - MCE 400 COMMONS WAY, NJ., INC.                                                    0
29499                  MELDISCO/PAY LESS HENDERSON, NV., INC.                                                     458
27055                  SHOE ZONE #8417                                                                              0
27066                  SHOE ZONE 8438, INC.                                                                         0
                                                                                            Total          39,115,102

 Additional Information                                                                       Schedule 4

 ----------------------------------------------------------------------------------------------------------
 Cash Summary
                                                                                                    Amount
 Total Cash                                                                                        $ 217.6

 ----------------------------------------------------------------------------------------------------------



 ----------------------------------------------------------------------------------------------------------
                        Accounts Receivable Aging Summary
 ----------------------------------------------------------------------------------------------------------
                                                  Athletic       Meldisco
                                                  Division       Division       Corporate           Total
                                               ------------------------------------------------------------

 0 to 30 days old                                     -            3.5              0.5                4.0
 31 to 60 days old                                    -            0.1                -                0.1
 61 to 90 days old                                    -              -              0.2                0.2
 91+ days old                                         -            0.2              0.1                0.3
                                               ------------------------------------------------------------

 Total Accounts Receivable                            -            3.8              0.8                4.6
 Amount considered uncollectable                      -           (0.2)            (0.1)              (0.3)
                                               ------------------------------------------------------------

 Net Accounts Receivable                              -            3.6              0.7                4.3
 ----------------------------------------------------------------------------------------------------------


 ----------------------------------------------------------------------------------------------------------
                Summary of Unpaid Post-Petition Accounts Payable
 ----------------------------------------------------------------------------------------------------------
                                                  Athletic       Meldisco
                                                  Division       Division       Corporate           Total
                                         ------------------------------------------------------------------

 current                                              -           66.4             (1.4)              65.0
 0 to 30 days past due                                -            3.3                -                3.3
 31 to 60 days past due                               -            0.1                -                0.1
 61 to 90 days past due                               -            0.1                -                0.1
 91+ days past due                                 (3.2)           0.7                -               (2.5)
                                         ------------------------------------------------------------------

 Total Accounts Payable               **           (3.2)          70.6             (1.4)              66.0
 ----------------------------------------------------------------------------------------------------------
 ** note: credit balance due to pre-payments to vendors required to secure delivery of merchandise

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
July 2005 Monthly Operating Report


 Additional Information (continued)                       Schedule 4 (continued)


 -----------------------------------------------------------------------------------------------------------------------------------
                                                                Summary of Taxes Payable
 -----------------------------------------------------------------------------------------------------------------------------------
                                     Beginning         Amount                                                             Ending
                                        Tax          Withheld or       Amount           Date            Check No.           Tax
                                     Liability        Accrued           Paid            Paid             or EFT          Liability
 ==================================================================================================================================
  Federal
 -----------------------------------------------------------------------------------------------------------------------------------
  Withholding                              0.3            1.4            1.3          various              EFT              0.4
 -----------------------------------------------------------------------------------------------------------------------------------
  FICA-employee & employer                 1.0            0.9            1.0          various              EFT              0.9
 -----------------------------------------------------------------------------------------------------------------------------------
  Unemployment                               -              -              -          various              EFT                -
 -----------------------------------------------------------------------------------------------------------------------------------
  Income                                   1.7            0.1            0.6                                                1.2
 -----------------------------------------------------------------------------------------------------------------------------------
  Other:                                   2.7              -              -                                                2.7
 -----------------------------------------------------------------------------------------------------------------------------------
     Total Federal Taxes                   5.7            2.4            2.9                                                5.2
 -----------------------------------------------------------------------------------------------------------------------------------
  State and Local
 -----------------------------------------------------------------------------------------------------------------------------------
  Withholding                              0.4            0.4            0.3          various              EFT & checks     0.5
 -----------------------------------------------------------------------------------------------------------------------------------
  Sales                                   (0.6)             -              -        July 15 & 20           EFT & checks    (0.6)
 -----------------------------------------------------------------------------------------------------------------------------------
  Excise                                   1.4              -              -                                                1.4
 -----------------------------------------------------------------------------------------------------------------------------------
  Unemployment                             0.3              -            0.2          various              EFT & checks     0.1
 -----------------------------------------------------------------------------------------------------------------------------------
  Real Property                            1.4              -              -          various              EFT & checks     1.4
 -----------------------------------------------------------------------------------------------------------------------------------
  Personal Property                        2.7            0.2              -                                                2.9
 -----------------------------------------------------------------------------------------------------------------------------------
  Income                                   1.3            0.2            0.2                                                1.3
 -----------------------------------------------------------------------------------------------------------------------------------
     Total State and Local                 6.9            0.8            0.7                                                7.0
 -----------------------------------------------------------------------------------------------------------------------------------
  Total Taxes                             12.6            3.2            3.6                -                  -           12.2
 -----------------------------------------------------------------------------------------------------------------------------------
note: the above includes provisions for all tax liabilites, both pre and post-petition.


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
July 2005 Monthly Operating Report


CERTIFICATIONS                                                       SCHEDULE 5



Bank Reconciliations
--------------------

The undersigned verifies that, to the best of my knowledge, all bank accounts have been reconciled for the most current period for which statements have been received.



Taxes
-----

The undersigned verifies that, to the best of my knowledge, all post-petition tax obligations, including but not limited to, payroll, real property, income, franchise, and other taxes have been paid to the proper taxing authority when due.



Insurance
---------

The undersigned verifies that, to the best of my knowledge, all insurance premiums for the various policies have been paid to the proper insurance company or broker when due, and that all insurance policies are in force as of the date of this report.



Banks
-----

The undersigned verifies that, to the best of my knowledge, the individual store bank accounts are swept at the end of each business day. At no time during the current reporting period did the amount on deposit in any one store bank account exceed $100,000.00. In addition, the undersigned verifies that funds on deposit in the Debtors' master concentration account at Fleet National Bank in excess of $100,000.00 are or have been invested in accordance with the final order authorizing continued use of investment guidelines.



Date:    August 17, 2005                        By:    /s/ Richard L. Robbins
         ---------------------                        --------------------------



Title:   Senior V.P. of Financial               Name:  Richard L. Robbins
         Reporting and Control                        --------------------------
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